UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09449
                                                     ---------------------

           Nuveen Insured California Dividend Advantage Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: February 28, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                          [LOGO]
                                                                          NUVEEN
                                                                     INVESTMENTS

Closed-End Funds
--------------------------------------------------------------------------------

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
February 28, 2010
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
-------------------------   -------------------------   -------------------------   --------------------------
NUVEEN INSURED CALIFORNIA   NUVEEN INSURED CALIFORNIA   NUVEEN CALIFORNIA           NUVEEN CALIFORNIA
PREMIUM INCOME MUNICIPAL    PREMIUM INCOME MUNICIPAL    PREMIUM INCOME              DIVIDEND ADVANTAGE
FUND, INC.                  FUND 2, INC.                MUNICIPAL FUND              MUNICIPAL FUND
NPC                         NCL                         NCU                         NAC

-------------------------   -------------------------   -------------------------   --------------------------
NUVEEN CALIFORNIA           NUVEEN CALIFORNIA           NUVEEN INSURED CALIFORNIA   NUVEEN INSURED CALIFORNIA
DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE          TAX-FREE ADVANTAGE
MUNICIPAL FUND 2            MUNICIPAL FUND 3            MUNICIPAL FUND              MUNICIPAL FUND
NVX                         NZH                         NKL                         NKX

                                                                        FEBRUARY

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If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                                          [LOGO]
                                                                          NUVEEN
                                                                     INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The largest source of economic uncertainty is the potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion carried out to deal with the financial and economic crisis of 2008. Consequently, the implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment.

Over the last twelve months, the Nuveen leveraged municipal closed-end funds continued to make progress in refinancing their auction rate preferred shares
(ARPS). By the fall of 2009, all of the Nuveen taxable closed-end Funds had completed redemption of their ARPS at par value. As of March 31, 2010, approximately 40% of the municipal ARPS issued by the Nuveen Funds also had been redeemed. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
April 19, 2010

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL) Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)

PORTFOLIO MANAGER SCOTT ROMANS REVIEWS ECONOMIC AND MUNICIPAL MARKET CONDITIONS AT BOTH THE NATIONAL AND STATE LEVELS, KEY INVESTMENT STRATEGIES, AND THE TWELVE-MONTH PERFORMANCE OF THE NUVEEN CALIFORNIA MUNICIPAL FUNDS. SCOTT, WHO JOINED NUVEEN IN 2000, HAS MANAGED NCU, NAC, NVX, NZH, NKL AND NKX SINCE 2003. HE ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR NPC AND NCL IN 2005.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED FEBRUARY 28, 2010?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve overall economic conditions. The Fed kept the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to its record low level in December 2008. In February 2009, the federal government passed a $787 billion economic stimulus package. At its meeting in March 2010 (after the close of this reporting period), the Fed pledged to keep the fed funds rate "exceptionally low" for an "extended period."

In recent months, these and other measures taken by the Fed and the government to ease the economic recession have produced some incipient signs of improvement. In the fourth quarter of 2009, the U.S. gross domestic product
(GDP), grew at an annualized rate of 5.6%, the fastest pace in six years. This was the second quarter in a row that the economy posted positive growth, following four quarters of contraction. Housing prices also provided a bright spot between May 2009 and January 2010 by recording nine consecutive months of positive returns (on a seasonally adjusted basis) after three years of decline. At the same time, inflation remained relatively tame, as the Consumer Price Index (CPI) rose 2.1%. The core CPI (which excludes food and energy) rose 1.3% over the year, within the Fed's unofficial objective of 2.0% or lower for this measure. Since the recession began in December 2007, the U.S. economy has lost a total of 8.4

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
million jobs, the biggest decline since the Great Depression. While labor markets remained weak, recent months saw a slight improvement. As of February 2010, the national unemployment rate was 9.7%, up from 8.2% in February 2009 but down from the 26-year high of 10.1% in October 2009.

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the security's interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. Between April 2009 and the end of this reporting period, taxable Build America Bonds issuance totaled $78.2 billion, accounting for 20% of new bonds issued in the municipal market during that time. Over the twelve months ended February 28, 2010, municipal bond issuance nationwide--both tax-exempt and taxable--totaled $423.1 billion, an increase of 7.3% compared with the twelve-month period ended February 28, 2009. Demand for tax-exempt bonds remained strong during this period and, combined with lower tax-exempt supply, provided support for municipal bond prices.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN CALIFORNIA DURING THIS PERIOD?

California continued to struggle to emerge from a deep recession, which was driven in part by the severe correction in the state's housing market. As of February 2010, California's unemployment rate had risen to 12.5%, up from 10.2% in February 2009. On the positive side, California's economy remained relatively diverse, and exports, which increased in recent months, continue to grow based on improving global demand, especially for the state's technology products. According to the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, home prices in San Francisco, San Diego and Los Angeles rose 9.0%, 5.9%, and 3.9%, respectively, during the twelve months ended January 2010, compared with an average decline of 0.7% nationally. The increases in home value in these three cities contrasted sharply with their declines for the twelve months ended January 2009, which ranged from 25% to 32%.

During the summer of 2009, the state closed a gap in the fiscal 2009-2010 budget using an assortment of one-time measures, which led to the reappearance of the same kinds of deficit problems in the fiscal 2010-2011 budget. For the 2010-2011 budget, California faces a total shortfall of almost $20 billion. Plans called for closing that gap by cutting spending on health and human services, welfare, transportation, and environmental programs as well as by generating additional revenue through the rollback of recent corporate tax breaks and expansion of oil drilling off the Santa Barbara coast. In addition, the state proposed asking the federal government for increased funds to help cover costs for Medicaid, imprisoning illegal immigrants and implementing federal education mandates. After billions of dollars in cuts to school funding in California in recent years, spending for public schools and colleges, which accounted for $36 billion of expenditures in the 2010-2011 budget, would be protected under the current plan.

                                                            Nuveen Investments 3

As of February 2010, Moody's, S&P and Fitch rated California general obligation
(GOs) bonds at Baa1, A-, and BBB, respectively. These ratings reflected Moody's downgrades to A2 from A1 in March 2009 and to Baa1 from A2 in July 2009. In January 2010, S&P lowered California's GO rating to A- from A. Fitch, which had rated California GOs at A+ in February 2009, downgraded its rating three times during this period--in March, June and July 2009. All three rating agencies cited the state's severe fiscal imbalance and continued budgetary stress as reasons for the downgrades. For the twelve months ended February 28, 2010, municipal issuance in California totaled $74.0 billion, an increase of 42% from the previous twelve months. California remained the largest state issuer in the nation, representing approximately 17.5% of total issuance nationwide for the twelve months ended February 2010.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THIS REPORTING PERIOD?

As previously mentioned, the availability of new tax-exempt bonds declined during this period, due in part to the introduction of taxable Build America Bonds in April 2009. Although total municipal issuance--including tax-exempt as well as taxable issuance--was up substantially in California for the twelve months ended February 28, 2010, Build America Bonds accounted for more than 83% of the increase. With $18.3 billion in Build America Bonds issued in the state during this period, California ranked as the largest user of these bonds among the 50 states. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the tax-exempt California Funds.

For the insured California Funds, this situation was compounded by the severe decline in the issuance of AAA rated insured bonds. Over the past twelve months, new insured securities accounted for approximately 8% of national issuance, compared with about 18% during the same period a year earlier and historical levels of approximately 50%.

Given the constrained supply, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the California Funds purchased health care, health care district and public utilities bonds. Tax-exempt supply was usually more plentiful in the health care sector because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market. In addition, health care entities in California were active issuers during this period, as they sought to replace variable rate issuance with fixed rates. Although we had previously de-emphasized bonds issued by the State of California due to their exposure to the state's economic problems, we believed that California GOs and public works bonds (backed by appropriation debt of the state) offered good value as credit spreads on these bonds widened. Many of the Funds took new positions in these state credits for the first time in a long while, especially during the last part of 2009. Some of the Funds also purchased local GOs for school districts, waste water bonds and--in the insured Funds--insured utilities credits. We also found attractive new issuances offering favorable structures and large coupons in the "dirt deal" (i.e., land-secured bonds that finance public infrastructure costs for new developments)

4 Nuveen Investments
segment of the market, and we increased our exposure to certain issuers of these bonds that we already held in our portfolios.

Cash for new purchases during this period was generated largely by maturing or called bonds. In addition, the Funds took advantage of selected opportunities to sell a few pre-refunded and other bonds with very short maturities. In general, we tried to manage our purchase opportunities around anticipated cash flows.

As of February 28, 2010, all eight of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration(2) management, income enhancement and total return enhancement.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 2/28/10

                                                                1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------------------------
UNINSURED FUNDS
NCU                                                             17.06%    3.70%      6.80%
NAC                                                             21.97%    3.79%      7.75%
NVX                                                             19.52%    4.52%        N/A
NZH                                                             22.17%    3.21%        N/A

Standard & Poor's (S&P) California Municipal Bond Index(3)       9.81%    3.95%      5.59%
Standard & Poor's (S&P) National Municipal Bond Index(4)        11.20%    4.32%      5.77%
Lipper California Municipal Debt Funds Average(5)               20.09%    2.84%      6.16%

INSURED FUNDS
NPC                                                             10.66%    3.97%      6.58%
NCL                                                             15.35%    3.75%      6.44%
NKL                                                             15.42%    4.44%        N/A
NKX                                                             15.49%    4.10%        N/A

Standard & Poor's (S&P) California Municipal Bond Index(3)       9.81%    3.95%      5.59%
Standard & Poor's (S&P) Insured National
   Municipal Bond Index(6)                                      10.49%    4.22%      6.00%
Lipper Single-State Insured Municipal Debt Funds Average(7)     16.93%    3.63%      6.49%
------------------------------------------------------------------------------------------

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

 (1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

 (2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

 (3) The Standard & Poor's (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

 (4) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

 (5) The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 24 funds; 5-year, 24 funds; and 10-year, 12 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

 (6) The Standard & Poor's (S&P) Insured National Municipal Bond Index is a national unlever-aged, market value-weighted index designed to measure the performance of the insured U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

 (7) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 44 funds; 5-year, 44 funds funds; and 10-year, 24 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

                                                            Nuveen Investments 5

For the twelve months ended February 28, 2010, the total returns on common share net asset value (NAV) for all eight of these California Funds exceeded the return for the Standard & Poor's (S&P) California Municipal Bond Index. NCU, NAC, NVX and NZH outperformed the S&P National Municipal Bond Index, while NPC, NCL, NKL and NKX surpassed the return on the S&P Insured National Municipal Bond Index. NAC and NZH exceeded the average return for the Lipper California Municipal Debt Funds Average, while NCU and NVX trailed this measure. All four of the insured Funds underperformed the Lipper Single-State Insured Municipal Debt Funds Average. Shareholders of the insured Funds should note that the Lipper Single-State Insured Municipal Debt Funds Average includes bonds from states in addition to California, which may make direct comparisons between the Funds and this benchmark less meaningful.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, the use of leverage was an important factor affecting each of the Funds' performances over this period. The impact of leverage is discussed in more detail on page seven.

During this period, yields on tax-exempt bonds generally declined and bond prices rose, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. Overall, duration and yield curve positioning proved positive for the performances of these Funds. The Funds tended to have durations that were longer than that of the market or--in the case of NKL and NKX--longer than their duration targets, which had a positive impact on performance. In NVX, however, which had a duration slightly shorter than that of the market, duration positioning was a modest negative.

While duration and yield curve positioning played an important role in performance during these twelve months, credit exposure had an even greater impact. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of tax-exempt municipal paper declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, the Funds' performances benefited from their allocations of lower quality credits. This was especially true in NAC and NZH, which had the heaviest weightings of BBB and non-rated bonds among the four uninsured Funds. In addition, uninsured Dividend Advantage Funds, NAC, NVX and NZH were able to invest in subinvestment-grade bonds, which boosted their performances for the twelve months, especially relative to NCU, which cannot purchase bonds in this credit quality sector. On the other hand, the higher credit quality holdings of the four insured Funds hampered their relative performances during this period. NKX had the most exposure to BBB and non-rated bonds among these four Funds, followed by NKL and NCL, while NPC had the least. These weightings were reflected in their relative performances.

Holdings that generally contributed to each Funds' performance during this period included industrial development revenue and health care bonds. In particular, NCU, NAC and NZH were overweight in health care, which had a positive impact on their performances. Revenue bonds as a whole performed well, with housing, transportation and public utilities among the sectors also outperforming the general municipal market

6 Nuveen Investments
for this period. In addition, zero coupon bonds and lower-rated tobacco bonds were among the strongest performers.

Pre-refunded bonds, which are typically backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Many general obligation bonds also failed to keep pace with the overall municipal market, while education, water and sewer, leasing and resource recovery trailed the other revenue sectors for the twelve months. NAC, NVX, NZH and NKX were underweighted in GOs, which lessened the impact of the underperformance of this sector on these Funds' returns. Our holdings of "dirt deal" bonds also generally performed poorly during this period.

IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a significant positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inception, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

                                                            Nuveen Investments 7

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some Funds have invested in tender option bonds
(TOBs), also known as floating rate securities. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of February 28, 2010, some Funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some Funds have issued MuniFund Term Preferred Shares (MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the Funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

As of February 28, 2010, the amount of ARPS redeemed by the Funds are as shown in the accompanying table.

                                                AUCTION RATE      % OF ORIGINAL
                                            PREFERRED SHARES       AUCTION RATE
FUND                                                REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NPC                                                       --                 --
NCL                                             $ 15,175,000               16.0%
NCU                                             $  8,625,000               20.1%
NAC                                             $ 39,475,000               22.6%
NVX                                             $ 16,225,000               14.8%
NZH                                             $117,500,000               62.8%
NKL                                             $  9,750,000                8.3%
NKX                                             $ 45,000,000              100.0%
--------------------------------------------------------------------------------

Subsequent to the reporting period, the following Funds noticed for redemption at par additional ARPS. The total amount of ARPS redeemed and percentage of each Fund's original ARPS subsequent to the reporting period are as shown in the accompanying table.

                           AUCTION RATE       AUCTION RATE        % OF ORIGINAL
                       PREFERRED SHARES   PREFERRED SHARES         AUCTION RATE
FUND             NOTICED FOR REDEMPTION           REDEEMED     PREFERRED SHARES
--------------------------------------------------------------------------------
NPC                         $45,000,000         45,000,000                100.0%
NCL                         $ 6,500,000         21,675,000                 22.8%
NKL                         $ 4,500,000         14,250,000                 12.1%
--------------------------------------------------------------------------------

Subsequent to the reporting period, NPC issued $42.7 million of VRDP to redeem at par the Fund's outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other Funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The liquidity feature for NPC's VRDP is being provided by Deutsche Bank AG, acting through its New York Branch. VRDP dividends will be set weekly at a rate established by Morgan Stanley & Co. Incorporated, as remarketing agent. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933.

8 Nuveen Investments

Subsequent to the reporting period, NCU, NAC, NVX and NKL filed with the Securities and Exchange Commission (SEC) registration statements seeking to register MTP. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MTP to refinance all or a portion of their ARPS. The issuance of MTP by these Funds is subject to market conditions. There is no assurance that these MTP shares will be issued.

As of February 28, 2010, 80 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $3.0 billion of the original approximately $11.0 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

During the period covered by this report, some bond insurers may have experienced rating reductions by at least one or more rating agencies. By the end of this reporting period, there were no longer any bond insurers rated AAA by more than one of the major rating agencies (Moody's Investor Service, S&P and Fitch) and most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of these Funds continued to be well diversified and it is important to note that municipal bonds historically have had a very low rate of default.

RECENT CHANGES TO INVESTMENT POLICIES OF NUVEEN INSURED FUNDS

On January 22, 2010, the Board of Directors/Trustees of NCL, NKL and NKX approved changes to the investment policies of each of these Funds. The Board took this action in response to the continuing challenges faced by municipal bond insurers. The changes to the Funds' investment policies are intended to increase the Funds' investment flexibility in pursuing their investment objective, while retaining the insured nature of their portfolios. The changes, which took effect immediately, allow the Funds to invest:

      o At least 80% of their net assets in municipal bonds insured by insurance providers with a claims-paying ability of at least investment grade at the time of investment; and

      o Up to 20% in uninsured municipal bonds that are either escrowed to maturity, rated investment grade, or unrated but judged by the Fund's investment adviser to be investment grade quality.

                                                            Nuveen Investments 9

Common Share Dividend
and Share Price Information

During the twelve months ended February 28, 2010, each of these Nuveen California Funds had three increases in their monthly dividends. NCL, NVX, NZH and NKL also had an additional dividend increase that was declared just prior to the start of this reporting period and took effect in March 2009.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2010, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of February 28, 2010, and the since inception of the Funds' repurchase program the following Funds have cumulatively repurchased common shares as shown in the accompanying table.

                                              COMMON SHARES    % OF OUTSTANDING
FUND                                            REPURCHASED       COMMON SHARES
--------------------------------------------------------------------------------
NPC                                                  17,700                 0.3%
NCL                                                  53,500                 0.4%
NCU                                                  42,100                 0.7%
NAC                                                      --                  --
NVX                                                  50,700                 0.3%
NZH                                                  12,900                 0.1%
NKL                                                  32,700                 0.2%
NKX                                                      --                  --
--------------------------------------------------------------------------------

10 Nuveen Investments

During the twelve-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                        WEIGHTED AVERAGE       WEIGHTED AVERAGE
                       COMMON SHARES     PRICE PER SHARE     DISCOUNT PER SHARE
FUND                     REPURCHASED         REPURCHASED            REPURCHASED
--------------------------------------------------------------------------------
NPC                           11,500            $  11.90                  16.06%
NCL                           11,700            $  10.43                  18.03%
NCU                           27,400            $  10.06                  19.22%
NVX                           32,400            $  10.28                  19.87%
NKL                           13,700            $  11.04                  18.04%
--------------------------------------------------------------------------------

As of February 28, 2010, the Funds' common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

                                                 2/28/10   TWELVE-MONTH AVERAGE
FUND                                         (-)DISCOUNT            (-)DISCOUNT
--------------------------------------------------------------------------------
NPC                                                -9.77%                -12.14%
NCL                                                -9.08%                 -9.37%
NCU                                               -11.67%                -13.33%
NAC                                                -9.22%                -10.03%
NVX                                                -6.42%                -10.22%
NZH                                                -3.87%                 -6.42%
NKL                                                -7.14%                 -9.59%
NKX                                                -8.27%                 -8.30%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NPC Performance OVERVIEW | Nuveen Insured California
                         | Premium Income
                         | Municipal Fund, Inc.
                         | as of February 28, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $13.30
--------------------------------------------------------------------------------
Common Share Net Asset Value                                             $14.74
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -9.77%
--------------------------------------------------------------------------------
Market Yield                                                              5.86%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               9.00%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $94,944
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.59
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.80
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              17.13%               10.66%
--------------------------------------------------------------------------------
5-Year                                               1.76%                3.97%
--------------------------------------------------------------------------------
10-Year                                              6.14%                6.58%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    31.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    24.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           22.1%
--------------------------------------------------------------------------------
Water and Sewer                                                           12.4%
--------------------------------------------------------------------------------
Other                                                                      9.2%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(4)                                                                   30.0%
--------------------------------------------------------------------------------
AGM                                                                       27.3%
--------------------------------------------------------------------------------
AMBAC                                                                     18.5%
--------------------------------------------------------------------------------
FGIC                                                                      15.0%
--------------------------------------------------------------------------------
AGC                                                                        7.0%
--------------------------------------------------------------------------------
Other                                                                      2.2%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1),(2)

                                   [PIE CHART]

Insured                                                                      78%
U.S. Guaranteed*                                                             22%

* U.S. Guaranteed includes 4% (as a % of total investments) of Insured securities.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Mar                                                                       0.0605
Apr                                                                       0.0605
May                                                                       0.0615
Jun                                                                       0.0615
Jul                                                                       0.0615
Aug                                                                       0.0615
Sep                                                                       0.0630
Oct                                                                       0.0630
Nov                                                                       0.0630
Dec                                                                       0.0650
Jan                                                                       0.0650
Feb                                                                       0.0650

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    11.67
                                                                           11.28
                                                                           11.25
                                                                           11.29
                                                                           11.80
                                                                           11.83
                                                                           11.74
                                                                           11.83
                                                                           12.12
                                                                           12.35
                                                                           12.51
                                                                           12.38
                                                                           12.32
                                                                           12.36
                                                                           12.25
                                                                           11.86
                                                                           12.18
                                                                           11.79
                                                                           11.86
                                                                           12.04
                                                                           12.15
                                                                           12.62
                                                                           12.75
                                                                           12.94
                                                                           12.88
                                                                           12.96
                                                                           12.98
                                                                           13.65
                                                                           13.66
                                                                           13.78
                                                                           13.67
                                                                           13.74
                                                                           13.70
                                                                           13.04
                                                                           13.34
                                                                           13.15
                                                                           13.16
                                                                           12.95
                                                                           12.83
                                                                           12.90
                                                                           13.11
                                                                           13.32
                                                                           13.11
                                                                           12.99
                                                                           13.00
                                                                           12.97
                                                                           12.91
                                                                           12.90
                                                                           12.89
                                                                           12.95
                                                                           13.07
                                                                           13.06
                                                                           13.30
2/28/10                                                                    13.30

(1) Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers during the period.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

12 Nuveen Investments

NCL Performance OVERVIEW | Nuveen Insured California
                         | Premium Income
                         | Municipal Fund 2, Inc.
                         | as of February 28, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                  [PIE CHART]

Insured                                                                      89%
U.S. Guaranteed*                                                              9%
AA (uninsured)                                                                2%

* U.S. Guaranteed includes 7% (as a % of total investments) of Insured securities.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0580
Apr                                                                       0.0580
May                                                                       0.0650
Jun                                                                       0.0650
Jul                                                                       0.0650
Aug                                                                       0.0650
Sep                                                                       0.0670
Oct                                                                       0.0670
Nov                                                                       0.0670
Dec                                                                       0.0690
Jan                                                                       0.0690
Feb                                                                       0.0690

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    10.69
                                                                           10.36
                                                                           10.53
                                                                           10.72
                                                                           10.81
                                                                           11.02
                                                                           11.22
                                                                           11.15
                                                                           11.67
                                                                           11.95
                                                                           12.03
                                                                           11.89
                                                                           11.98
                                                                           12.08
                                                                           12.22
                                                                           11.95
                                                                           11.66
                                                                           11.30
                                                                           11.29
                                                                           11.43
                                                                           11.68
                                                                           12.00
                                                                           12.27
                                                                           12.34
                                                                           12.32
                                                                           12.53
                                                                           12.60
                                                                           13.18
                                                                           13.04
                                                                           13.80
                                                                           13.73
                                                                           13.57
                                                                           13.34
                                                                           12.60
                                                                           12.95
                                                                           13.08
                                                                           12.81
                                                                           12.72
                                                                           12.65
                                                                           12.69
                                                                           12.85
                                                                           12.80
                                                                           12.65
                                                                           12.57
                                                                           12.55
                                                                           12.59
                                                                           12.53
                                                                           12.51
                                                                           12.56
                                                                           12.55
                                                                           12.65
                                                                           12.61
                                                                           12.72
2/28/10                                                                    12.72

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers during the period.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $12.72
--------------------------------------------------------------------------------
Common Share Net Asset Value                                             $13.99
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -9.08%
--------------------------------------------------------------------------------
Market Yield                                                              6.51%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                              10.00%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $177,169
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.79
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.37
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              24.41%               15.35%
--------------------------------------------------------------------------------
5-Year                                               2.45%                3.75%
--------------------------------------------------------------------------------
10-Year                                              6.13%                6.44%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    40.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    17.8%
--------------------------------------------------------------------------------
Water and Sewer                                                           15.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            8.7%
--------------------------------------------------------------------------------
Utilities                                                                  6.8%
--------------------------------------------------------------------------------
Other                                                                     10.6%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                     26.4%
--------------------------------------------------------------------------------
FGIC                                                                      24.7%
--------------------------------------------------------------------------------
NPFG(4)                                                                   22.2%
--------------------------------------------------------------------------------
AGM                                                                       21.0%
--------------------------------------------------------------------------------
AGC                                                                        4.9%
--------------------------------------------------------------------------------
Other                                                                      0.8%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NCU Performance OVERVIEW | Nuveen California
                         | Premium Income
                         | Municipal Fund
                         | as of February 28, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                      $ 12.11
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                         $ 13.71
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.67%
--------------------------------------------------------------------------------
Market Yield                                                               6.59%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.12%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                           $78,581
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.13
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.27
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
1-Year                                              28.13%                17.06%
--------------------------------------------------------------------------------
5-Year                                               2.51%                 3.70%
--------------------------------------------------------------------------------
10-Year                                              5.76%                 6.80%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    30.2%
--------------------------------------------------------------------------------
Health Care                                                               17.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    16.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           10.7%
--------------------------------------------------------------------------------
Utilities                                                                  5.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            4.6%
--------------------------------------------------------------------------------
Other                                                                     14.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                         22%
AA                                                                          28%
A                                                                           28%
BBB                                                                         19%
N/R                                                                          3%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0570
Jun                                                                       0.0570
Jul                                                                       0.0570
Aug                                                                       0.0570
Sep                                                                       0.0620
Oct                                                                       0.0620
Nov                                                                       0.0620
Dec                                                                       0.0665
Jan                                                                       0.0665
Feb                                                                       0.0665

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                     9.66
                                                                            9.52
                                                                            9.68
                                                                            9.79
                                                                            9.85
                                                                            9.91
                                                                           10.00
                                                                           10.12
                                                                           10.48
                                                                           10.77
                                                                           10.95
                                                                           10.85
                                                                           10.82
                                                                           10.93
                                                                           10.92
                                                                           10.76
                                                                           10.70
                                                                           10.53
                                                                           10.64
                                                                           10.73
                                                                           10.80
                                                                           11.07
                                                                           11.49
                                                                           11.53
                                                                           11.58
                                                                           11.84
                                                                           12.03
                                                                           12.18
                                                                           12.59
                                                                           12.78
                                                                           12.79
                                                                           12.84
                                                                           12.74
                                                                           12.23
                                                                           12.25
                                                                           12.06
                                                                           12.23
                                                                           11.79
                                                                           11.65
                                                                           11.76
                                                                           11.99
                                                                           12.06
                                                                           11.84
                                                                           12.02
                                                                           12.13
                                                                           12.08
                                                                           12.04
                                                                           11.93
                                                                           12.00
                                                                           12.07
                                                                           12.02
                                                                           12.00
                                                                           12.11
2/28/10                                                                    12.11

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NAC Performance OVERVIEW | Nuveen California Dividend Advantage
                         | Municipal Fund
                         | as of February 28, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                         31%
AA                                                                          17%
A                                                                           27%
BBB                                                                         14%
BB or Lower                                                                  2%
N/R                                                                          9%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0630
Apr                                                                       0.0630
May                                                                       0.0665
Jun                                                                       0.0665
Jul                                                                       0.0665
Aug                                                                       0.0665
Sep                                                                       0.0680
Oct                                                                       0.0680
Nov                                                                       0.0680
Dec                                                                       0.0720
Jan                                                                       0.0720
Feb                                                                       0.0720

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    10.55
                                                                            9.70
                                                                            9.81
                                                                           10.30
                                                                           10.13
                                                                           10.55
                                                                           10.46
                                                                           10.64
                                                                           10.99
                                                                           11.30
                                                                           11.42
                                                                           11.33
                                                                           11.40
                                                                           11.62
                                                                           11.33
                                                                           10.83
                                                                           10.94
                                                                           10.90
                                                                           10.92
                                                                           11.10
                                                                           11.20
                                                                           11.45
                                                                           11.70
                                                                           11.83
                                                                           11.99
                                                                           12.15
                                                                           12.16
                                                                           12.54
                                                                           12.96
                                                                           13.17
                                                                           13.15
                                                                           13.46
                                                                           13.48
                                                                           12.49
                                                                           12.83
                                                                           12.36
                                                                           12.75
                                                                           12.40
                                                                           12.18
                                                                           12.36
                                                                           12.52
                                                                           12.58
                                                                           12.48
                                                                           12.46
                                                                           12.40
                                                                           12.52
                                                                           12.36
                                                                           12.47
                                                                           12.51
                                                                           12.67
                                                                           12.50
                                                                           12.44
                                                                           12.60
2/28/10                                                                    12.60

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                       $12.60
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                          $13.88
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.22%
--------------------------------------------------------------------------------
Market Yield                                                               6.86%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.54%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $325,791
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          18.10
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.46
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              24.62%                21.97%
--------------------------------------------------------------------------------
5-Year                                               3.24%                 3.79%
--------------------------------------------------------------------------------
10-Year                                              6.65%                 7.75%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    22.1%
--------------------------------------------------------------------------------
Health Care                                                               17.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           17.3%
--------------------------------------------------------------------------------
Transportation                                                            13.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     8.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          4.7%
--------------------------------------------------------------------------------
Consumer Staples                                                           4.5%
--------------------------------------------------------------------------------
Other                                                                     11.9%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 15

NVX Performance OVERVIEW | Nuveen California
                         | Dividend Advantage
                         | Municipal Fund 2
                         | as of February 28, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.56
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.49
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.42%
--------------------------------------------------------------------------------
Market Yield                                                               6.99%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.74%
--------------------------------------------------------------------------------
Net Assets Applicable
to Common Shares ($000)                                                $213,687
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.68
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.17
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                ON NAV
--------------------------------------------------------------------------------
1-Year                                              38.29%               19.52%
--------------------------------------------------------------------------------
5-Year                                               5.33%                4.52%
--------------------------------------------------------------------------------
Since Inception                                      5.07%                6.00%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           27.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    12.4%
--------------------------------------------------------------------------------
Health Care                                                               13.6%
--------------------------------------------------------------------------------
Transportation                                                             7.8%
--------------------------------------------------------------------------------
Water and Sewer                                                            7.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     7.3%
--------------------------------------------------------------------------------
Utilities                                                                  6.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          5.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           5.1%
--------------------------------------------------------------------------------
Other                                                                      7.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                         34%
AA                                                                          20%
A                                                                           23%
BBB                                                                         13%
BB or Lower                                                                  2%
N/R                                                                          8%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0660
Apr                                                                       0.0660
May                                                                       0.0695
Jun                                                                       0.0695
Jul                                                                       0.0695
Aug                                                                       0.0695
Sep                                                                       0.0760
Oct                                                                       0.0760
Nov                                                                       0.0760
Dec                                                                       0.0790
Jan                                                                       0.0790
Feb                                                                       0.0790

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    10.42
                                                                           10.20
                                                                           10.37
                                                                           10.55
                                                                           10.72
                                                                           11.00
                                                                           10.92
                                                                           10.98
                                                                           11.20
                                                                           11.48
                                                                           12.00
                                                                           11.88
                                                                           11.80
                                                                           12.05
                                                                           11.69
                                                                           11.51
                                                                           11.44
                                                                           11.33
                                                                           11.42
                                                                           11.50
                                                                           11.81
                                                                           11.90
                                                                           12.26
                                                                           12.33
                                                                           12.40
                                                                           12.59
                                                                           12.65
                                                                           13.17
                                                                           13.41
                                                                           13.50
                                                                           13.73
                                                                           13.82
                                                                           13.66
                                                                           13.12
                                                                           13.36
                                                                           13.15
                                                                           13.23
                                                                           13.10
                                                                           13.06
                                                                           13.09
                                                                           13.26
                                                                           13.31
                                                                           13.10
                                                                           13.29
                                                                           13.47
                                                                           13.42
                                                                           13.40
                                                                           13.39
                                                                           13.46
                                                                           13.54
                                                                           13.60
                                                                           13.42
                                                                           13.56
2/28/10                                                                    13.56

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16 Nuveen Investments

NZH Performance OVERVIEW | Nuveen California
                         | Dividend Advantage
                         | Municipal Fund 3
                         | as of February 28, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          29%
AA                                                                           18%
A                                                                            25%
BBB                                                                          19%
BB or Lower                                                                   1%
N/R                                                                           8%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0640
Apr                                                                       0.0640
May                                                                       0.0675
Jun                                                                       0.0675
Jul                                                                       0.0675
Aug                                                                       0.0675
Sep                                                                       0.0700
Oct                                                                       0.0700
Nov                                                                       0.0700
Dec                                                                       0.0750
Jan                                                                       0.0750
Feb                                                                       0.0750

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    10.23
                                                                            9.60
                                                                           10.01
                                                                            9.86
                                                                           10.18
                                                                           10.23
                                                                           10.20
                                                                           10.22
                                                                           10.71
                                                                           10.89
                                                                           11.38
                                                                           11.12
                                                                           11.34
                                                                           11.37
                                                                           11.27
                                                                           10.72
                                                                           10.77
                                                                           10.46
                                                                           10.53
                                                                           10.65
                                                                           10.95
                                                                           11.09
                                                                           11.35
                                                                           11.45
                                                                           11.75
                                                                           12.14
                                                                           12.13
                                                                           12.41
                                                                           12.60
                                                                           12.79
                                                                           12.89
                                                                           13.03
                                                                           12.84
                                                                           12.28
                                                                           12.65
                                                                           12.13
                                                                           12.23
                                                                           11.94
                                                                           11.87
                                                                           11.88
                                                                           12.22
                                                                           12.28
                                                                           12.21
                                                                           12.32
                                                                           12.40
                                                                           12.50
                                                                           12.49
                                                                           12.58
                                                                           12.72
                                                                           12.57
                                                                           12.75
                                                                           12.58
                                                                           12.67
2/28/10                                                                    12.67

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.67
--------------------------------------------------------------------------------
Common Share Net Asset Value                                           $  13.18
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.87%
--------------------------------------------------------------------------------
Market Yield                                                               7.10%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.91%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $317,860
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.83
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.07
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                           ON SHARE  PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              32.93%               22.17%
--------------------------------------------------------------------------------
5-Year                                               4.62%                3.21%
--------------------------------------------------------------------------------
Since Inception                                      4.18%                4.88%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    25.2%
--------------------------------------------------------------------------------
Health Care                                                               18.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    13.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            5.4%
--------------------------------------------------------------------------------
Consumer Staples                                                           5.3%
--------------------------------------------------------------------------------
Transportation                                                             4.8%
--------------------------------------------------------------------------------
Other                                                                     12.8%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 17

NKL Performance OVERVIEW | Nuveen Insured California
                         | Dividend Advantage
                         | Municipal Fund
                         | as of February 28, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.66
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.71
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.14%
--------------------------------------------------------------------------------
Market Yield                                                               6.59%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                               10.12%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $224,301
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.12
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.90
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              30.55%               15.42%
--------------------------------------------------------------------------------
5-Year                                               4.56%                4.44%
--------------------------------------------------------------------------------
Since Inception                                      5.01%                6.29%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    31.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    18.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           14.0%
--------------------------------------------------------------------------------
Utilities                                                                  9.9%
--------------------------------------------------------------------------------
Water and Sewer                                                            9.6%
--------------------------------------------------------------------------------
Health Care                                                                4.3%
--------------------------------------------------------------------------------
Other                                                                     12.1%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                     24.8%
--------------------------------------------------------------------------------
AGM                                                                       24.3%
--------------------------------------------------------------------------------
NFPG(4)                                                                   23.6%
--------------------------------------------------------------------------------
FGIC                                                                      20.2%
--------------------------------------------------------------------------------
SYNCORA                                                                    4.3%
--------------------------------------------------------------------------------
Other                                                                      2.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                   [PIE CHART]

Insured                                                                      72%
U.S. Guaranteed*                                                             14%
GNMA/FNMA Guaranteed                                                          1%
AAA (Uninsured)                                                               1%
A (Uninsured)                                                                 5%
BBB (Uninsured)                                                               7%

* U.S. Guaranteed includes 9% (as a % of total investments) of Insured securities.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0635
Apr                                                                       0.0635
May                                                                       0.0695
Jun                                                                       0.0695
Jul                                                                       0.0695
Aug                                                                       0.0695
Sep                                                                       0.0705
Oct                                                                       0.0705
Nov                                                                       0.0705
Dec                                                                       0.0750
Jan                                                                       0.0750
Feb                                                                       0.0750

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

3/01/09                                                                    10.88
                                                                           10.95
                                                                           10.95
                                                                           11.15
                                                                           11.38
                                                                           11.54
                                                                           11.25
                                                                           11.48
                                                                           11.90
                                                                           11.98
                                                                           12.48
                                                                           12.46
                                                                           12.51
                                                                           12.60
                                                                           12.10
                                                                           11.55
                                                                           11.81
                                                                           11.78
                                                                           11.88
                                                                           11.88
                                                                           12.14
                                                                           12.44
                                                                           12.89
                                                                           12.80
                                                                           13.05
                                                                           13.13
                                                                           13.15
                                                                           13.81
                                                                           13.81
                                                                           14.11
                                                                           13.99
                                                                           14.15
                                                                           14.10
                                                                           13.27
                                                                           13.85
                                                                           13.81
                                                                           13.88
                                                                           13.82
                                                                           13.25
                                                                           13.33
                                                                           13.25
                                                                           13.45
                                                                           13.34
                                                                           13.37
                                                                           13.51
                                                                           13.54
                                                                           13.32
                                                                           13.43
                                                                           13.42
                                                                           13.60
                                                                           13.63
                                                                           13.59
                                                                           13.66
2/28/10                                                                    13.66

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers during the period.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4)   MBIA's public finance subsidiary.

18 Nuveen Investments

NKX Performance OVERVIEW | Nuveen Insured California
                         | Tax-Free Advantage
                         | Municipal Fund
                         | as of February 28, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2,3)

                                   [PIE CHART]

Insured                                                                      70%
U.S. Guaranteed*                                                             14%
AAA (Uninsured)                                                               2%
AA (Uninsured)                                                                1%
A (Uninsured)                                                                 7%
BBB (Uninsured)                                                               6%

* U.S. Guaranteed includes 10% (as a % of long-term investments) of Insured securities.

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Mar                                                                       0.0590
Apr                                                                       0.0590
May                                                                       0.0630
Jun                                                                       0.0630
Jul                                                                       0.0630
Aug                                                                       0.0630
Sep                                                                       0.0650
Oct                                                                       0.0650
Nov                                                                       0.0650
Dec                                                                       0.0660
Jan                                                                       0.0660
Feb                                                                       0.0660

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE GRAPH]

 3/01/09                                                                   11.83
                                                                           10.75
                                                                           10.99
                                                                           10.96
                                                                           11.49
                                                                           11.69
                                                                           11.30
                                                                           11.50
                                                                           12.04
                                                                           12.40
                                                                           12.26
                                                                           11.86
                                                                           12.19
                                                                           12.45
                                                                           11.97
                                                                           11.48
                                                                           11.73
                                                                           11.47
                                                                           11.80
                                                                           11.78
                                                                           11.90
                                                                           12.04
                                                                           12.30
                                                                           12.34
                                                                           12.33
                                                                           12.65
                                                                           12.75
                                                                           13.00
                                                                           13.42
                                                                           13.57
                                                                           13.70
                                                                           13.67
                                                                           13.73
                                                                           13.05
                                                                           13.00
                                                                           12.98
                                                                           12.95
                                                                           12.80
                                                                           12.56
                                                                           12.44
                                                                           12.65
                                                                           12.63
                                                                           12.75
                                                                           12.76
                                                                           12.68
                                                                           12.79
                                                                           12.75
                                                                           12.71
                                                                           12.81
                                                                           12.94
                                                                           12.95
                                                                           12.69
                                                                           12.87
2/28/10                                                                    12.87

(1)   Excluding short-term investments.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers during the period.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5)   MBIA's public finance subsidiary.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.87
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.03
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.27%
--------------------------------------------------------------------------------
Market Yield                                                               6.15%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                9.45%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                          $ 82,579
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.83
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.65
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                            ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
1-Year                                              16.39%               15.49%
--------------------------------------------------------------------------------
5-Year                                               2.83%                4.10%
--------------------------------------------------------------------------------
Since Inception                                      3.61%                5.30%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                    31.6%
--------------------------------------------------------------------------------
Health Care                                                               17.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                           13.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                    12.5%
--------------------------------------------------------------------------------
Water and Sewer                                                            9.6%
--------------------------------------------------------------------------------
Transportation                                                             6.9%
--------------------------------------------------------------------------------
Other                                                                      8.8%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                     44.3%
--------------------------------------------------------------------------------
NPFG(5)                                                                   24.4%
--------------------------------------------------------------------------------
AGM                                                                       11.7%
--------------------------------------------------------------------------------
BHAC                                                                       5.4%
--------------------------------------------------------------------------------
FGIC                                                                       4.9%
--------------------------------------------------------------------------------
SYNCORA                                                                    4.8%
--------------------------------------------------------------------------------
Other                                                                      4.5%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 19

NPC NCL NCU | Shareholder Meeting Report
            |
            | The annual meeting of shareholders was held in the offices of
              Nuveen Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies.3 The meeting for all Funds was subsequently adjourned to January 12, 2010; the meeting for NPC, NAC, NVX, NZH and NKL was additionally adjourned to March 23, 2010.

                                                        NPC                           NCL                           NCU
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                           MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                         3,260,159          1,371      6,287,947          1,594      2,909,081            829
   Against                                       168,038              7        368,237             61        141,649             29
   Abstain                                       148,949             38        413,889             12         99,969             --
   Broker Non-Votes                            1,005,293             --      2,195,420             --        881,718             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,582,439          1,416      9,265,493          1,667      4,032,417            858
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                         3,262,368          1,371      6,263,484          1,588      2,898,853            829
   Against                                       159,740              7        331,173             53        147,780             29
   Abstain                                       155,038             38        475,416             26        104,065             --
   Broker Non-Votes                            1,005,293             --      2,195,420             --        881,719             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,582,439          1,416      9,265,493          1,667      4,032,417            858
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                         3,247,940          1,371      6,249,904          1,596      2,896,198            831
   Against                                       181,874              7        367,487             53        144,939             27
   Abstain                                       147,332             38        452,682             18        109,562             --
   Broker Non-Votes                            1,005,293             --      2,195,420             --        881,718             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,582,439          1,416      9,265,493          1,667      4,032,417            858
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                         3,238,876          1,365      6,238,708          1,589      2,888,646            831
   Against                                       189,486             13        366,301             66        158,038             27
   Abstain                                       148,784             38        465,064             12        104,014             --
   Broker Non-Votes                            1,005,293             --      2,195,420             --        881,719             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,582,439          1,416      9,265,493          1,667      4,032,417            858
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN INSURED MUNICIPAL
SECURITIES.
   For                                         3,280,486          1,374      6,288,723          1,609             --             --
   Against                                       155,133              7        373,621             46             --             --
   Abstain                                       141,527             35        407,729             12             --             --
   Broker Non-Votes                            1,005,293             --      2,195,420             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,582,439          1,416      9,265,493          1,667             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                                --             --             --             --      2,922,512            829
   Against                                            --             --             --             --        137,287             29
   Abstain                                            --             --             --             --         90,900             --
   Broker Non-Votes                                   --             --             --             --        881,718             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --      4,032,417            858
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN INSURED
MUNICIPAL SECURITIES.
   For                                         3,280,706          1,371      6,343,433          1,602             --             --
   Against                                       143,349              7        338,923             45             --             --
   Abstain                                       153,091             38        387,717             20             --             --
   Broker Non-Votes                            1,005,293             --      2,195,420             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,582,439          1,416      9,265,493          1,667             --             --
====================================================================================================================================

20 Nuveen Investments

                                                        NPC                           NCL                           NCU
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                           MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES.
   For                                                --             --             --             --      2,914,926            831
   Against                                            --             --             --             --        133,626             27
   Abstain                                            --             --             --             --        102,146             --
   Broker Non-Votes                                   --             --             --             --        881,719             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --      4,032,417            858
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                         4,400,738            579      8,778,058          1,234             --             --
   Withhold                                      180,994            130        487,435            433             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,581,732            709      9,265,493          1,667             --             --
====================================================================================================================================
Robert P. Bremner
   For                                         4,399,411            579      8,779,503          1,234      3,876,104            658
   Withhold                                      182,321            130        485,990            433        156,313            200
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,581,732            709      9,265,493          1,667      4,032,417            858
====================================================================================================================================
Jack B. Evans
   For                                         4,400,844            579      8,779,878          1,234      3,873,853            658
   Withhold                                      180,888            130        485,615            433        158,564            200
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,581,732            709      9,265,493          1,667      4,032,417            858
====================================================================================================================================
William C. Hunter
   For                                                --            579             --          1,234             --            658
   Withhold                                           --            130             --            433             --            200
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --            709             --          1,667             --            858
====================================================================================================================================
David J. Kundert
   For                                         4,397,767            579      8,775,870          1,234             --             --
   Withhold                                      183,965            130        489,623            433             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,581,732            709      9,265,493          1,667             --             --
====================================================================================================================================
William J. Schneider
   For                                                --            579             --          1,234             --            658
   Withhold                                           --            130             --            433             --            200
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --            709             --          1,667             --            858
====================================================================================================================================
Judith M. Stockdale
   For                                         4,395,567            579      8,798,409          1,234             --             --
   Withhold                                      186,165            130        467,084            433             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,581,732            709      9,265,493          1,667             --             --
====================================================================================================================================
Carole E. Stone
   For                                         4,394,672            579      8,797,589          1,234             --             --
   Withhold                                      187,060            130        467,904            433             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,581,732            709      9,265,493          1,667             --             --
====================================================================================================================================
Terence J. Toth
   For                                         4,402,382            579      8,766,114          1,234             --             --
   Withhold                                      179,350            130        499,379            433             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       4,581,732            709      9,265,493          1,667             --             --
====================================================================================================================================

                                                           Nuveen Investments 21

                                                        NAC                           NVX                           NZH
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                           MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN INSURED MUNICIPAL
SECURITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICIES RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                        11,594,421          2,927      7,041,357          1,890     11,669,303          2,686
   Against                                       666,036            165        426,880            255        652,704            436
   Abstain                                       395,752             61        250,319             17        386,354              8
   Broker Non-Votes                            4,202,285            453      2,231,044            401      4,107,774            768
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      16,858,494          3,606      9,949,600          2,563     16,816,135          3,898
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN INSURED
MUNICIPAL SECURITIES.
   For                                                --             --             --             --             --             --
   Against                                            --             --             --             --             --             --
   Abstain                                            --             --             --             --             --             --
   Broker Non-Votes                                   --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================

22 Nuveen Investments

                                                        NAC                           NVX                           NZH
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                           MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred  MuniPreferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES.
   For                                        11,774,316          2,919      7,112,860          1,910     11,741,736          2,748
   Against                                       466,099            154        393,172            235        586,743            374
   Abstain                                       415,794             80        212,524             17        379,882              8
   Broker Non-Votes                            4,202,285            453      2,231,044            401      4,107,774            768
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      16,858,494          3,606      9,949,600          2,563     16,816,135          3,898
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                                --             --             --             --             --             --
   Withhold                                           --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
Robert P. Bremner
   For                                        16,193,325          1,883      9,503,740          1,374     16,135,295          2,297
   Withhold                                      628,463            367        416,689            384        578,996            676
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      16,821,788          2,250      9,920,429          1,758     16,714,291          2,973
====================================================================================================================================
Jack B. Evans
   For                                        16,201,156          1,883      9,518,348          1,374     16,139,176          2,297
   Withhold                                      620,632            367        402,081            384        575,115            676
------------------------------------------------------------------------------------------------------------------------------------
   Total                                      16,821,788          2,250      9,920,429          1,758     16,714,291          2,973
====================================================================================================================================
William C. Hunter
   For                                                --          1,883             --          1,374             --          2,297
   Withhold                                           --            367             --            384             --            676
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --          2,250             --          1,758             --          2,973
====================================================================================================================================
David J. Kundert
   For                                                --             --             --             --             --             --
   Withhold                                           --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
William J. Schneider
   For                                                --          1,883             --          1,374             --          2,297
   Withhold                                           --            267             --            384             --            676
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --          2,150             --          1,758             --          2,973
====================================================================================================================================
Judith M. Stockdale
   For                                                --             --             --             --             --             --
   Withhold                                           --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
Carole E. Stone
   For                                                --             --             --             --             --             --
   Withhold                                           --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================
Terence J. Toth
   For                                                --             --             --             --             --             --
   Withhold                                           --             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --             --             --             --             --
====================================================================================================================================

                                                           Nuveen Investments 23

                                                                    NKL                             NKX
---------------------------------------------------------------------------------------------------------------------
                                                          Common and                      Common and
                                                       MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                                       shares voting   shares voting   shares voting   shares voting
                                                            together        together        together        together
                                                          as a class      as a class      as a class      as a class
---------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                            --              --              --              --
   Against                                                        --              --              --              --
   Abstain                                                        --              --              --              --
   Broker Non-Votes                                               --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                            --              --              --              --
   Against                                                        --              --              --              --
   Abstain                                                        --              --              --              --
   Broker Non-Votes                                               --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                            --              --              --              --
   Against                                                        --              --              --              --
   Abstain                                                        --              --              --              --
   Broker Non-Votes                                               --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES PROHIBITING INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                                            --              --              --              --
   Against                                                        --              --              --              --
   Abstain                                                        --              --              --              --
   Broker Non-Votes                                               --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN INSURED
MUNICIPAL SECURITIES.
   For                                                     7,717,015           3,156       2,746,770             355
   Against                                                   326,480             214         243,519              --
   Abstain                                                   283,950              18         144,409              --
   Broker Non-Votes                                        3,085,696              --         850,354              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                  11,413,141           3,388       3,985,052             355
=====================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICIES RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                            --              --              --              --
   Against                                                        --              --              --              --
   Abstain                                                        --              --              --              --
   Broker Non-Votes                                               --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                     7,748,169           3,156       2,761,812             355
   Against                                                   282,052             214         244,422              --
   Abstain                                                   297,224              18         128,464              --
   Broker Non-Votes                                        3,085,696              --         850,354              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                  11,413,141           3,388       3,985,052             355
=====================================================================================================================

24 Nuveen Investments

                                                                    NKL                             NKX
---------------------------------------------------------------------------------------------------------------------
                                                          Common and                      Common and
                                                       MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                                       shares voting   shares voting   shares voting   shares voting
                                                            together        together        together        together
                                                          as a class      as a class      as a class      as a class
---------------------------------------------------------------------------------------------------------------------
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES.
   For                                                            --              --              --              --
   Against                                                        --              --              --              --
   Abstain                                                        --              --              --              --
   Broker Non-Votes                                               --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                            --              --              --              --
   Withhold                                                       --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
Robert P. Bremner
   For                                                    10,973,853           1,738       3,809,153             177
   Withhold                                                  430,059             379         175,899             178
---------------------------------------------------------------------------------------------------------------------
   Total                                                  11,403,912           2,117       3,985,052             355
=====================================================================================================================
Jack B. Evans
   For                                                    10,969,053           1,738       3,808,861             177
   Withhold                                                  434,859             379         176,191             178
---------------------------------------------------------------------------------------------------------------------
   Total                                                  11,403,912           2,117       3,985,052             355
=====================================================================================================================
William C. Hunter
   For                                                            --           1,738              --             177
   Withhold                                                       --             379              --             178
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --           2,117              --             355
=====================================================================================================================
David J. Kundert
   For                                                            --              --              --              --
   Withhold                                                       --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
William J. Schneider
   For                                                            --           1,616              --             177
   Withhold                                                       --             501              --             178
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --           2,117              --             355
=====================================================================================================================
Judith M. Stockdale
   For                                                            --              --              --              --
   Withhold                                                       --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
Carole E. Stone
   For                                                            --              --              --              --
   Withhold                                                       --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================
Terence J. Toth
   For                                                            --              --              --              --
   Withhold                                                       --              --              --              --
---------------------------------------------------------------------------------------------------------------------
   Total                                                          --              --              --              --
=====================================================================================================================

                                                           Nuveen Investments 25

Report of Independent
Registered Public Accounting Firm

The BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund, and Nuveen Insured California Tax-Free Advantage Municipal Fund (the Funds) as of February 28, 2010, and the related statements of operations, changes in net assets, cash flows (Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen Insured California Tax-Free Advantage Municipal Fund only), and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund, and Nuveen Insured California Tax-Free Advantage Municipal Fund at February 28, 2010, the results of their operations, the changes in their net assets, their cash flows (Nuveen Insured California Premium Income Municipal Fund 2, Inc. and Nuveen Insured California Tax-Free Advantage Municipal Fund only), and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
April 23, 2010

26 Nuveen Investments

NPC | Nuveen Insured California Premium Income Municipal Fund, Inc.
    | Portfolio of Investments

                                                               February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 4.6% (3.2% OF TOTAL
                  INVESTMENTS)

$         750  California Educational Facilities Authority, Student                3/10 at 100.00         Baa1     $        750,255
                  Loan Revenue Bonds, Cal Loan Program, Series 2001A,
                  5.400%, 3/01/21 - NPFG Insured (Alternative Minimum Tax)

        1,500  California State University, Systemwide Revenue Bonds,              5/15 at 100.00          Aa3            1,562,355
                  Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        2,000  California State University, Systemwide Revenue Bonds,             11/15 at 100.00          Aa3            2,069,780
                  Series 2005C, 5.000%, 11/01/27 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        4,250  Total Education and Civic Organizations                                                                    4,382,390
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 5.6% (3.8% OF TOTAL INVESTMENTS)

        3,000  California Health Facilities Financing Authority,                   8/10 at 100.00          Aa3            3,002,280
                  Insured Revenue Bonds, Sutter Health, Series 1998A,
                  5.375%, 8/15/30 - NPFG Insured

          724  California Statewide Communities Development Authority,             7/18 at 100.00          AAA              759,925
                  Revenue Bonds, Saint Joseph Health System, Trust 2554,
                  18.719%, 7/01/47 - AGM Insured (IF)

        1,500  California Statewide Community Development Authority,               8/10 at 100.00          AAA            1,520,490
                  Certificates of Participation, Sutter Health Obligated
                  Group, Series 1999, 5.500%, 8/15/19 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
        5,224  Total Health Care                                                                                          5,282,695
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          145  California Housing Finance Agency, Home Mortgage Revenue            2/16 at 100.00          AA-              155,905
                  Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                  (Alternative Minimum Tax)

           90  California Housing Finance Agency, Single Family                    8/10 at 100.00           AA               90,099
                  Mortgage Bonds II, Series 1997A-1, 6.000%, 8/01/20 -
                  NPFG Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          235  Total Housing/Single Family                                                                                  246,004
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 35.8% (24.7% OF TOTAL INVESTMENTS)

               Bonita Unified School District, San Diego County,
               California, General Obligation Bonds, Series 2004A:
        1,890     5.250%, 8/01/23 - NPFG Insured                                   8/14 at 100.00          AA-            2,014,381
        1,250     5.250%, 8/01/25 - NPFG Insured                                   8/14 at 100.00          AA-            1,322,138

        2,000  California, General Obligation Veterans Welfare Bonds,              6/10 at 100.00          AA-            1,999,980
                  Series 2001BZ, 5.375%, 12/01/24 - NPFG Insured
                  (Alternative Minimum Tax)

               El Segundo Unified School District, Los Angeles County,
               California, General Obligation Bonds, Series 2004:
        2,580     5.250%, 9/01/21 - FGIC Insured                                   9/14 at 100.00          AA-            2,796,797
        1,775     5.250%, 9/01/22 - FGIC Insured                                   9/14 at 100.00          AA-            1,910,646

        1,130  Fontana Unified School District, San Bernardino County,             8/18 at 100.00          AAA            1,246,141
                  California, General Obligation Bonds, Trust 2668,
                  9.329%, 8/01/28 - AGM Insured (IF)

        1,225  Fresno Unified School District, Fresno County,                      2/13 at 103.00           A+            1,416,149
                  California, General Obligation Refunding Bonds, Series
                  1998A, 6.550%, 8/01/20 - NPFG Insured

        1,180  Jurupa Unified School District, Riverside County,                   8/13 at 100.00            A            1,218,975
                  California, General Obligation Bonds, Series 2004,
                  5.000%, 8/01/21 - FGIC Insured

        3,000  Pomona Unified School District, Los Angeles County,                 8/11 at 103.00            A            3,315,210
                  California, General Obligation Refunding Bonds, Series
                  1997A, 6.500%, 8/01/19 - NPFG Insured

          160  Roseville Joint Union High School District, Placer                  8/15 at 100.00          AA-              165,760
                  County, California, General Obligation Bonds, Series
                  2006B, 5.000%, 8/01/27 - FGIC Insured

        3,000  Sacramento City Unified School District, Sacramento                 7/15 at 100.00          Aa3            3,067,560
                  County, California, General Obligation Bonds, Series
                  2005, 5.000%, 7/01/27 - NPFG Insured

               San Diego Unified School District, San Diego County,
               California, General Obligation Bonds, Election of
               1998, Series 2001C:
        1,335     5.000%, 7/01/21 - AGM Insured                                    7/11 at 102.00          AAA            1,432,989
        3,500     5.000%, 7/01/22 - AGM Insured                                    7/11 at 102.00          AAA            3,756,900
        4,895     5.000%, 7/01/23 - AGM Insured                                    7/11 at 102.00          AAA            5,254,293

        3,000  San Jacinto Unified School District, Riverside County,                No Opt. Call          AAA            3,057,150
                  California, General Obligation Bonds, Series 2007,
                  5.250%, 8/01/32 - AGM Insured
------------------------------------------------------------------------------------------------------------------------------------
       31,920  Total Tax Obligation/General                                                                              33,975,069
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 45.8% (31.6% OF TOTAL
                  INVESTMENTS)

$       1,000  Brea and Olinda Unified School District, Orange County,             8/11 at 101.00          AAA     $      1,033,240
                  California, Certificates of Participation Refunding,
                  Series 2002A, 5.125%, 8/01/26 - AGM Insured

               California Infrastructure Economic Development Bank,
               Revenue Bonds, North County Center for Self-Sufficiency
               Corporation, Series 2004:
        1,215     5.000%, 12/01/19 - AMBAC Insured                                12/13 at 100.00          AA-            1,277,463
        1,615     5.000%, 12/01/21 - AMBAC Insured                                12/13 at 100.00          AA-            1,684,122

          195  Capistrano Unified School District, Orange County,                  9/15 at 100.00            A              189,511
                  California, Special Tax Bonds, Community Facilities
                  District, Series 2005, 5.000%, 9/01/24 - FGIC Insured

          595  Chino Redevelopment Agency, California, Merged Chino                9/16 at 101.00          BBB              514,931
                  Redevelopment Project Area Tax Allocation Bonds, Series
                  2006, 5.000%, 9/01/38 - AMBAC Insured

        1,900  Corona-Norco Unified School District, Riverside County,             9/12 at 100.00          N/R            1,915,124
                  California, Special Tax Bonds, Community Facilities
                  District 98-1, Series 2002, 5.100%, 9/01/25 - AMBAC
                  Insured

        5,000  El Monte, California, Senior Lien Certificates of                   1/11 at 100.00           A3            5,004,550
                  Participation, Department of Public Services Facility
                  Phase II, Series 2001, 5.250%, 1/01/34 - AMBAC Insured

        3,180  Golden State Tobacco Securitization Corporation,                    6/15 at 100.00          AAA            2,686,782
                  California, Enhanced Tobacco Settlement Revenue Bonds,
                  Drivers Trust 2091, 9.613%, 6/01/45 - AGC Insured (IF)

        1,000  Hesperia Public Financing Authority, California,                    9/17 at 100.00         Baa2              817,680
                  Redevelopment and Housing Projects Tax Allocation Bonds,
                  Series 2007A, 5.000%, 9/01/37 - SYNCORA GTY Insured

          435  Indian Wells Redevelopment Agency, California, Tax                  9/13 at 100.00            A              439,080
                  Allocation Bonds, Consolidated Whitewater Project Area,
                  Series 2003A, 5.000%, 9/01/20 - AMBAC Insured

          345  Los Angeles Community Redevelopment Agency, California,             9/15 at 100.00           A2              299,633
                  Lease Revenue Bonds, Manchester Social Services Project,
                  Series 2005, 5.000%, 9/01/37 - AMBAC Insured

          895  Los Angeles Community Redevelopment Agency, California,            12/14 at 100.00          AAA              968,122
                  Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                  5.000%, 12/01/20 - AGM Insured

        1,500  Los Angeles, California, Municipal Improvement                      1/17 at 100.00           A+            1,446,045
                  Corporation, Lease Revenue Bonds, Police Headquarters,
                  Series 2006A, 4.750%, 1/01/31 - FGIC Insured

        3,150  Moreno Valley Community Redevelopment Agency,                       8/17 at 100.00           A-            2,726,483
                  California, Tax Allocation Bonds, Series 2007A, 5.000%,
                  8/01/38 - AMBAC Insured

        7,000  Rancho Cucamonga Redevelopment Agency, California,                  9/17 at 100.00           A+            6,280,540
                  Housing Set-Aside Tax Allocation Bonds, Series 2007A,
                  5.000%, 9/01/34 - NPFG Insured

          165  Rialto Redevelopment Agency, California, Tax Allocation             9/15 at 100.00           A-              145,144
                  Bonds, Merged Project Area, Series 2005A, 5.000%,
                  9/01/35 - SYNCORA GTY Insured

          205  Roseville, California, Certificates of Participation,               8/13 at 100.00          AA-              205,121
                  Public Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC
                  Insured

        5,150  San Jacinto Unified School District, Riverside County,              9/20 at 100.00          AAA            5,138,464
                  California, Certificates of Participation, Series 2010,
                  5.375%, 9/01/40 - AGC Insured

        1,500  San Jose Redevelopment Agency, California, Tax                      8/15 at 100.00            A            1,394,040
                  Allocation Bonds, Merged Project Area, Series 2005A,
                  5.000%, 8/01/28 - NPFG Insured

        3,565  Sweetwater Union High School District Public Financing              9/15 at 100.00          AAA            3,583,716
                  Authority, California, Special Tax Revenue Bonds, Series
                  2005A, 5.000%, 9/01/25 - AGM Insured

        3,250  Tustin Community Redevelopment Agency, California, Tax              9/20 at 100.00          AAA            3,183,115
                  Allocation Housing Bonds Series 2010, 5.250%, 9/01/39
                  (WI/DD, Settling 3/04/10) - AGM Insured

        2,805  Yucaipa-Calimesa Joint Unified School District, San                10/11 at 100.00            A            2,559,450
                  Bernardino County, California, General Obligation
                  Refunding Bonds, Series 2001A, 5.000%, 10/01/31 - NPFG
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       45,665  Total Tax Obligation/Limited                                                                              43,492,356
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 2.5% (1.8% OF TOTAL INVESTMENTS)

        2,400  San Diego Unified Port District, California, Revenue                9/14 at 100.00           A+            2,422,152
                  Bonds, Series 2004B, 5.000%, 9/01/29 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 32.0% (22.1% OF TOTAL INVESTMENTS) (4)

        2,500  Fresno Unified School District, Fresno County,
                  California, General Obligation Bonds, Series 2001A,              8/10 at 101.00          AAA            2,572,825
                  5.125%, 8/01/26 - AGM Insured (ETM)

        6,000  Huntington Park Redevelopment Agency, California, Single              No Opt. Call          AAA            8,624,698
                  Family Residential Mortgage Revenue Refunding Bonds,
                  Series 1986A, 8.000%, 12/01/19 (ETM)

28 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$       5,135  Palmdale Community Redevelopment Agency, California,                  No Opt. Call          AAA     $      6,530,077
                  Single Family Restructured Mortgage Revenue Bonds,
                  Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)

        6,220  Riverside County, California, GNMA Mortgage-Backed                    No Opt. Call          AAA            8,579,433
                  Securities Program Single Family Mortgage Revenue Bonds,
                  Series 1987A, 9.000%, 5/01/21 (Alternative Minimum Tax) (ETM)

        1,485  San Jose, California, Single Family Mortgage Revenue                  No Opt. Call          Aaa            1,929,876
                  Bonds, Series 1985A, 9.500%, 10/01/13 (ETM)

        2,150  Santa Clara Valley Water District, California, Water                6/10 at 100.00       AA (4)            2,177,585
                  Utility System Revenue Bonds, Series 2000A, 5.125%,
                  6/01/31 (Pre-refunded 6/01/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       23,490  Total U.S. Guaranteed                                                                                     30,414,494
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 0.3% (0.2% OF TOTAL INVESTMENTS)

          345  Merced Irrigation District, California, Electric System             9/15 at 100.00          N/R              309,555
                  Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA
                  GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 18.0% (12.4% OF TOTAL INVESTMENTS)

        2,200  Atwater Public Financing Authority, California,                     5/19 at 100.00          AAA            2,152,612
                  Wastewater Revenue Bonds, Tender Option Bond Trust 3145,
                  18.517%, 5/01/40 - AGM Insured (IF)

        5,255  El Dorado Irrigation District, California, Water and                3/13 at 100.00            A            5,413,754
                  Sewer Certificates of Participation, Series 2003A,
                  5.000%, 3/01/20 - FGIC Insured

        1,230  El Dorado Irrigation District, California, Water and                3/14 at 100.00            A            1,274,268
                  Sewer Certificates of Participation, Series 2004A,
                  5.000%, 3/01/21 - FGIC Insured

          235  Healdsburg Public Financing Authority, California,                  4/16 at 100.00          AA-              232,622
                  Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 -
                  NPFG Insured

        5,000  Indio Water Authority, California, Water Revenue Bonds,             4/16 at 100.00           A+            5,033,700
                  Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          220  Marina Coast Water District, California, Enterprise                 6/16 at 100.00           A+              220,334
                  Certificate of Participation, Series 2006, 5.000%,
                  6/01/31 - NPFG Insured

        1,500  Placerville Public Financing Authority, California,                 9/16 at 100.00          N/R            1,326,180
                  Wastewater System Refinancing and Improvement Project
                  Revenue Bonds, Series 2006, 5.000%, 9/01/34 - SYNCORA
                  GTY Insured

        1,345  West Basin Municipal Water District, California, Revenue            8/13 at 100.00          AA-            1,420,118
                  Certificates of Participation, Series 2003A, 5.000%,
                  8/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       16,985  Total Water and Sewer                                                                                     17,073,588
------------------------------------------------------------------------------------------------------------------------------------
$     130,514  Total Investments (cost $133,461,573) - 144.9%                                                           137,598,303
=============-----------------------------------------------------------------------------------------------------------------------
               OTHER ASSETS LESS LIABILITIES - 2.5%                                                                       2,345,256
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (47.4)% (5)                                        (45,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $     94,943,559
               =====================================================================================================================

      Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers during the period.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.7%.

  N/R Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 29

NPC | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
    | Portfolio of Investments

                                                               February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 5.2% (3.4% OF TOTAL
               INVESTMENTS)

$         620  California Educational Facilities Authority, Revenue               11/10 at 100.00           A2     $        626,597
                  Bonds, University of the Pacific, Series 2000, 5.875%,
                  11/01/20 - NPFG Insured

          750  California Educational Facilities Authority, Student                3/10 at 100.00         Baa1              750,255
                  Loan Revenue Bonds, Cal Loan Program, Series 2001A,
                  5.400%, 3/01/21 - NPFG Insured (Alternative Minimum Tax)

        1,500  California State University, Systemwide Revenue Bonds,              5/15 at 100.00          Aa3            1,562,355
                  Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        6,000  University of California, Revenue Bonds, Multi-Purpose              5/13 at 100.00          Aa1            6,258,420
                  Projects, Series 2003A, 5.000%, 5/15/27 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
        8,870  Total Education and Civic Organizations                                                                    9,197,627
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,410  California Statewide Communities Development Authority,             7/18 at 100.00          AAA            1,479,964
                  Revenue Bonds, Saint Joseph Health System, Trust 2554,
                  18.719%, 7/01/47 - AGM Insured (IF)

        2,000  The Regents of the University of California, Medical                5/15 at 101.00          Aa2            1,849,220
                  Center Pooled Revenue Bonds, Series 2007A, 4.500%,
                  5/15/37 - NPFG Insured

          650  University of California, Hospital Revenue Bonds, UCLA              5/12 at 101.00          N/R              672,211
                  Medical Center, Series 2004A, 5.500%, 5/15/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        4,060  Total Health Care                                                                                          4,001,395
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

          275  California Housing Finance Agency, Home Mortgage Revenue            2/16 at 100.00          AA-              295,683
                  Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                  (Alternative Minimum Tax)

        1,735  California Housing Finance Agency, Home Mortgage Revenue            2/16 at 100.00          Aaa            1,850,482
                  Bonds, Series 2006K, 5.500%, 2/01/42 - AMBAC Insured
                  (Alternative Minimum Tax)

          155  California Housing Finance Agency, Single Family                    8/10 at 100.00           AA              155,031
                  Mortgage Bonds, Series 1997C-2-II, 5.625%, 8/01/20 -
                  NPFG Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        2,165  Total Housing/Single Family                                                                                2,301,196
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 27.1% (17.8% OF TOTAL INVESTMENTS)

        1,460  ABC Unified School District, Los Angeles County,                    8/10 at 101.00           A+            1,506,778
                  California, General Obligation Bonds, Series 2000B,
                  5.750%, 8/01/16 - FGIC Insured

        1,425  Bassett Unified School District, Los Angeles County,                8/16 at 100.00            A            1,456,108
                  California, General Obligation Bonds, Series 2006B,
                  5.250%, 8/01/30 - FGIC Insured

        3,000  California State, General Obligation Bonds, Series 2006,            9/16 at 100.00          AAA            2,679,870
                  4.500%, 9/01/36 - AGM Insured

        4,400  California, General Obligation Bonds, Series 2003, 5.000%,          2/13 at 100.00            A            4,102,428
                  2/01/31 - NPFG Insured

        3,000  California, General Obligation Veterans Welfare Bonds,              6/10 at 100.00          AA-            2,999,970
                  Series 2001BZ, 5.375%, 12/01/24 - NPFG Insured
                  (Alternative Minimum Tax)

        3,200  Coast Community College District, Orange County,                    8/18 at 100.00          AAA            2,721,248
                  California, General Obligation Bonds, Series 2006C,
                  0.000%, 8/01/31 - AGM Insured

        2,500  Corona-Norco Unified School District, Riverside County,             8/18 at 100.00          AAA            2,575,900
                  California, General Obligation Bonds, Election 2006
                  Series 2009B, 5.375%, 2/01/34 - AGC Insured

        2,210  Fontana Unified School District, San Bernardino County,             8/18 at 100.00          AAA            2,437,144
                  California, General Obligation Bonds, Trust 2668,
                  9.329%, 8/01/28 - AGM Insured (IF)

        1,255  Los Angeles Community College District, Los Angeles                 8/15 at 100.00          AAA            1,323,071
                  County, California, General Obligation Bonds, Series
                  2005A, 5.000%, 8/01/24 - AGM Insured

        4,000  Los Angeles Unified School District, Los Angeles County,            7/17 at 100.00          AAA            4,069,920
                  California, General Obligation Bonds, Series 2007A,
                  4.500%, 7/01/24 - AGM Insured

               Los Rios Community College District, Sacramento, El
               Dorado and Yolo Counties, California, General Obligation
               Bonds, Series 2006C:
        2,110     5.000%, 8/01/21 - AGM Insured (UB)                               8/14 at 102.00          AAA            2,239,027
        3,250     5.000%, 8/01/22 - AGM Insured (UB)                               8/14 at 102.00          AAA            3,590,308
        3,395     5.000%, 8/01/23 - AGM Insured (UB)                               8/14 at 102.00          AAA            3,734,636

        1,270  Merced City School District, Merced County, California,             8/13 at 100.00            A            1,329,919
                  General Obligation Bonds, Series 2004, 5.000%, 8/01/22 -
                  FGIC Insured

30 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$         305  Roseville Joint Union High School District, Placer                  8/15 at 100.00          AA-     $        315,980
                  County, California, General Obligation Bonds, Series
                  2006B, 5.000%, 8/01/27 - FGIC Insured

        2,500  Sacramento City Unified School District, Sacramento                 7/15 at 100.00          Aa3            2,556,300
                  County, California, General Obligation Bonds, Series
                  2005, 5.000%, 7/01/27 - NPFG Insured

        1,125  San Diego Unified School District, California, General                No Opt. Call           AA              682,751
                  Obligation Bonds, Election of 1998, Series 1999A,
                  0.000%, 7/01/21 - FGIC Insured

        2,000  San Francisco Community College District, California,               6/10 at 102.00          Aa3            2,020,200
                  General Obligation Bonds, Series 2002A, 5.000%, 6/15/26
                  - FGIC Insured

        2,000  San Jacinto Unified School District, Riverside County,                No Opt. Call          AAA            2,038,100
                  California, General Obligation Bonds, Series 2007,
                  5.250%, 8/01/32 - AGM Insured

        1,000  San Ramon Valley Unified School District, Contra Costa              8/14 at 100.00          AAA            1,041,980
                  County, California, General Obligation Bonds, Series
                  2004, 5.000%, 8/01/24 - AGM Insured

        2,445  Washington Unified School District, Yolo County,                    8/13 at 100.00            A            2,573,533
                  California, General Obligation Bonds, Series 2004A,
                  5.000%, 8/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       47,850  Total Tax Obligation/General                                                                              47,995,171
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 62.3% (40.9% OF TOTAL INVESTMENTS)

               Anaheim Public Finance Authority, California,
               Subordinate Lease Revenue Bonds, Public Improvement
               Project, Series 1997C:
        5,130     0.000%, 9/01/18 - AGM Insured                                      No Opt. Call          AAA            3,520,924
        8,000     0.000%, 9/01/21 - AGM Insured                                      No Opt. Call          AAA            4,281,920

               California Infrastructure Economic Development Bank,
               Revenue Bonds, North County Center for Self-Sufficiency
               Corporation, Series 2004:
        1,535     5.000%, 12/01/20 - AMBAC Insured                                12/13 at 100.00          AA-            1,606,301
        1,780     5.000%, 12/01/23 - AMBAC Insured                                12/13 at 100.00          AA-            1,843,528

        3,725  California State Public Works Board, Lease Revenue                  1/16 at 100.00         BBB+            3,915,348
                  Bonds, Department of Corrections & Rehabilitation,
                  Series 2005J, 5.000%, 1/01/17 - AMBAC Insured

          380  Capistrano Unified School District, Orange County,                  9/15 at 100.00            A              369,303
                  California, Special Tax Bonds, Community Facilities
                  District, Series 2005, 5.000%, 9/01/24 - FGIC Insured

        5,625  El Monte, California, Senior Lien Certificates of                   1/11 at 100.00           A3            5,671,125
                  Participation, Department of Public Services Facility
                  Phase II, Series 2001, 5.000%, 1/01/21 - AMBAC Insured

        8,280  Fontana Public Financing Authority, California, Tax                10/15 at 100.00            A            7,577,690
                  Allocation Revenue Bonds, North Fontana Redevelopment
                  Project, Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

        6,215  Golden State Tobacco Securitization Corporation,                    6/15 at 100.00          AAA            5,251,054
                  California, Enhanced Tobacco Settlement Revenue Bonds,
                  Drivers Trust 2091, 9.613%, 6/01/45 - AGC Insured (IF)

        2,000  Golden State Tobacco Securitization Corporation,                    6/15 at 100.00         BBB+            1,070,340
                  California, Enhanced Tobacco Settlement Revenue Bonds,
                  Residual Series 2040, 10.560%, 6/01/45 - FGIC Insured (IF)

               Golden State Tobacco Securitization Corporation,
               California, Tobacco Settlement Asset-Backed Revenue
               Bonds, Series 2005A:
       15,830     5.000%, 6/01/35 - FGIC Insured                                   6/15 at 100.00         BBB+           13,969,658
        4,280     5.000%, 6/01/35 - FGIC Insured                                   6/15 at 100.00          AAA            4,127,974
        7,500     5.000%, 6/01/45 - FGIC Insured                                   6/15 at 100.00         BBB+            6,337,725

        1,255  Hesperia Public Financing Authority, California,                    9/17 at 100.00         Baa2            1,026,188
                  Redevelopment and Housing Projects Tax Allocation Bonds,
                  Series 2007A, 5.000%, 9/01/37 - SYNCORA GTY Insured

        1,700  Hesperia Unified School District, San Bernardino County,            2/17 at 100.00         BBB+            1,464,227
                  California, Certificates of Participation, Capital
                  Improvement, Series 2007, 5.000%, 2/01/41 - AMBAC Insured

        1,810  Kern County Board of Education, California, Certificates            5/10 at 100.00            A            1,812,226
                  of Participation Refunding, Series 1998A, 5.200%,
                  5/01/28 - NPFG Insured

        5,000  La Quinta Redevelopment Agency, California, Tax                     3/10 at 100.00           A+            4,883,800
                  Allocation Refunding Bonds, Redevelopment Project Area
                  1, Series 1998, 5.200%, 9/01/28 - AMBAC Insured

        2,185  Los Angeles Community Redevelopment Agency, California,             9/15 at 100.00           A2            1,897,673
                  Lease Revenue Bonds, Manchester Social Services Project,
                  Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,000  Los Angeles Community Redevelopment Agency, California,             12/14 at 100.00          AAA           1,081,700
                  Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                  5.000%, 12/01/20 - AGM Insured

        1,250  Los Angeles County Metropolitan Transportation                      7/13 at 100.00          AAA           1,357,038
                  Authority, California, Proposition A First Tier Senior
                  Sales Tax Revenue Bonds, Series 2003B, 5.000%, 7/01/19 -
                  NPFG Insured

                                                           Nuveen Investments 31

NCL | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
    | (continued)
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       4,000  Los Angeles, California, Certificates of Participation,             6/13 at 100.00           A+     $      4,014,040
                  Municipal Improvement Corporation, Series 2003AW, 5.000%,
                  6/01/33 - AMBAC Insured

        3,000  Los Angeles, California, Municipal Improvement                      1/17 at 100.00           A+            2,892,090
                  Corporation, Lease Revenue Bonds, Police Headquarters,
                  Series 2006A, 4.750%, 1/01/31 - FGIC Insured

        6,120  Moreno Valley Community Redevelopment Agency, California,           8/17 at 100.00           A-            5,297,166
                  Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 -
                  AMBAC Insured

        2,810  Oakland Joint Powers Financing Authority, California,               8/18 at 100.00          AAA            2,990,711
                  Lease Revenue Bonds, Administration Building Projects,
                  Series 2008B, 5.000%, 8/01/21 - AGC Insured

        4,140  Plumas County, California, Certificates of Participation,           6/13 at 101.00           A-            3,916,688
                  Capital Improvement Program, Series 2003A, 5.000%,
                  6/01/28 - AMBAC Insured

          390  Poway Redevelopment Agency, California, Tax Allocation              12/10 at 102.00          N/R             390,062
                  Refunding Bonds, Paguay Redevelopment Project, Series
                  2000, 5.750%, 6/15/33 - NPFG Insured

          325  Rialto Redevelopment Agency, California, Tax Allocation             9/15 at 100.00           A-              285,890
                  Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
                  - SYNCORA GTY Insured

        1,000  Rocklin Unified School District, Placer County,                     9/13 at 100.00            A              979,920
                  California, Special Tax Bonds, Community Facilities
                  District 1, Series 2004, 5.000%, 9/01/25 - NPFG Insured

          405  Roseville, California, Certificates of Participation,               8/13 at 100.00          AA-              405,239
                  Public Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC
                  Insured

        5,000  San Bernardino Joint Powers Financing Authority,                    3/10 at 102.00            A            5,117,300
                  California, Certificates of Participation Refunding,
                  Police Station Financing Project, Series 1999, 5.500%,
                  9/01/20 - NPFG Insured

        2,000  San Jacinto Unified School District, Riverside County,              9/20 at 100.00          AAA            1,995,520
                  California, Certificates of Participation, Series 2010,
                  5.375%, 9/01/40 - AGC Insured

        1,500  San Jose Redevelopment Agency, California, Tax Allocation           8/15 at 100.00            A            1,394,040
                  Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28
                  - NPFG Insured

        5,510  Sweetwater Union High School District Public Financing              9/15 at 100.00          AAA            5,483,607
                  Authority, California, Special Tax Revenue Bonds, Series
                  2005A, 5.000%, 9/01/28 - AGM Insured

        1,205  Tustin Community Redevelopment Agency, California, Tax              9/20 at 100.00          AAA            1,200,397
                  Allocation Housing Bonds Series 2010, 5.000%, 9/01/30
                  (WI/DD, Settling 3/04/10) - AGM Insured

        1,020  Washington Unified School District, Yolo County,                    8/17 at 100.00         BBB+              982,882
                  California, Certificates of Participation, Series 2007,
                  5.125%, 8/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      122,905  Total Tax Obligation/Limited                                                                             110,411,294
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 7.3% (4.8% OF TOTAL INVESTMENTS)

        6,500  Foothill/Eastern Transportation Corridor Agency,                     4/10 at 66.39            A            3,809,910
                  California, Toll Road Revenue Refunding Bonds, Series
                  1999, 0.000%, 1/15/18 - NPFG Insured

        4,000  Orange County Transportation Authority, California, Toll            8/13 at 100.00           A1            4,160,160
                  Road Revenue Bonds, 91 Express Lanes Project, Series
                  2003A, 5.000%, 8/15/18 - AMBAC Insured

        5,000  San Francisco Airports Commission, California, Revenue              5/11 at 100.00           A1            4,961,700
                  Refunding Bonds, San Francisco International Airport,
                  Second Series 2001, Issue 27A, 5.250%, 5/01/31 - NPFG
                  Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       15,500  Total Transportation                                                                                      12,931,770
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 13.2% (8.7% OF TOTAL INVESTMENTS) (4)

        1,380  California Educational Facilities Authority, Revenue               11/10 at 100.00       A2 (4)            1,433,723
                  Bonds, University of the Pacific, Series 2000, 5.875%,
                  11/01/20 (Pre-refunded 11/01/10) - MBIA Insured

        1,900  Central Unified School District, Fresno County,                     3/10 at 100.00      N/R (4)            1,948,906
                  California, General Obligation Bonds, Series 1993,
                  5.625%, 3/01/18 - AMBAC Insured (ETM)

        3,000  Escondido Union High School District, San Diego County,             5/10 at 100.00        A (4)            3,029,310
                  California, General Obligation Bonds, Series 1996,
                  5.700%, 11/01/10 - MBIA Insured (ETM)

               Fresno Unified School District, Fresno County,
               California, General Obligation Bonds, Series 2001F:
        1,065     5.125%, 8/01/21 - AGM Insured (ETM)                              8/10 at 101.00          AAA            1,096,023
        1,160     5.125%, 8/01/22 - AGM Insured (ETM)                              8/10 at 101.00          AAA            1,193,791
        1,220     5.125%, 8/01/23 - AGM Insured (ETM)                              8/10 at 101.00          AAA            1,255,539

32 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

   $    1,500  Hacienda La Puente Unified School District, Los Angeles             8/10 at 101.00       A+ (4)     $      1,548,045
                  County, California, General Obligation Bonds, Series
                  2000A, 5.250%, 8/01/25 (Pre-refunded 8/01/10) - MBIA Insured

               Manteca Unified School District, San Joaquin
               County, California, General Obligation Bonds, Series 2004:
        1,000     5.250%, 8/01/21 (Pre-refunded 8/01/14) - AGM Insured             8/14 at 100.00          AAA            1,179,970
        1,000     5.250%, 8/01/22 (Pre-refunded 8/01/14) - AGM Insured             8/14 at 100.00          AAA            1,179,970

       1,610  Poway Redevelopment Agency, California, Tax Allocation              12/10 at 102.00      N/R (4)            1,714,215
                  Refunding Bonds, Paguay Redevelopment Project, Series
                  2000, 5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA Insured

        4,320  Riverside County, California, GNMA Mortgage-Backed                    No Opt. Call          AAA            5,831,050
                  Securities Program Single Family Mortgage Revenue Bonds,
                  Series 1987B, 8.625%, 5/01/16 (Alternative Minimum Tax) (ETM)

        1,000  Sacramento County Sanitation District Financing                    12/10 at 101.00       AA (4)            1,050,720
                  Authority, California, Revenue Bonds, Series 2000A,
                  5.500%, 12/01/20 (Pre-refunded 12/01/10) - AMBAC Insured

          905  University of California, Hospital Revenue Bonds, UCLA              5/12 at 101.00      N/R (4)            1,009,853
                  Medical Center, Series 2004A, 5.500%, 5/15/18
                  (Pre-refunded 5/15/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       21,060  Total U.S. Guaranteed                                                                                     23,471,115
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 10.4% (6.8% OF TOTAL INVESTMENTS)

        3,740  California Pollution Control Financing Authority, Revenue           3/10 at 101.00           A1            3,773,959
                  Refunding Bonds, Southern California Edison Company,
                  Series 1999B, 5.450%, 9/01/29 - NPFG Insured

          670  Merced Irrigation District, California, Electric System             9/15 at 100.00          N/R              601,164
                  Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA
                  GTY Insured

          100  Sacramento City Financing Authority, California, Capital            6/10 at 102.00          N/R              101,109
                  Improvement Revenue Bonds, Solid Waste and Redevelopment
                  Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

        1,950  Salinas Valley Solid Waste Authority, California, Revenue           8/12 at 100.00           A-            1,829,198
                  Bonds, Series 2002, 5.250%, 8/01/27 - AMBAC Insured
                  (Alternative Minimum Tax)

               Santa Clara, California, Subordinate Electric Revenue
               Bonds, Series 2003A:
        2,800     5.000%, 7/01/24 - NPFG Insured                                   7/13 at 100.00           A1            2,858,604
        5,000     5.000%, 7/01/28 - NPFG Insured                                   7/13 at 100.00           A1            5,047,200

        4,000  Southern California Public Power Authority, California,               No Opt. Call          AA-            4,163,920
                  Milford Wind Corridor Phase I Revenue Bonds, Series
                  2010-1, 5.000%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
       18,260  Total Utilities                                                                                           18,375,154
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 23.1% (15.2% OF TOTAL INVESTMENTS)

        1,100  Atwater Public Financing Authority, California,                     5/19 at 100.00          AAA            1,076,306
                  Wastewater Revenue Bonds, Tender Option Bond Trust 3145,
                  18.517%, 5/01/40 - AGM Insured (IF)

        2,975  Chino Basin Regional Finance Authority, California,                 8/10 at 100.00          AA-            2,987,971
                  Sewerage System Revenue Bonds, Inland Empire Utilities
                  Agency, Series 1994, 6.000%, 8/01/16 - AMBAC Insured

        2,000  El Dorado Irrigation District, California, Water and                3/14 at 100.00            A            2,071,980
                  Sewer Certificates of Participation, Series 2004A,
                  5.000%, 3/01/21 - FGIC Insured

          750  Fortuna Public Finance Authority, California, Water                10/16 at 100.00          AAA              736,965
                  Revenue Bonds, Series 2006, 5.000%, 10/01/36 - AGM Insured

          460  Healdsburg Public Financing Authority, California,                  4/16 at 100.00          AA-              455,345
                  Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 -
                  NPFG Insured

        2,700  Los Angeles County Sanitation Districts Financing                  10/13 at 100.00          AAA            2,912,328
                  Authority, California, Senior Revenue Bonds, Capital
                  Projects, Series 2003A, 5.000%, 10/01/21 - AGM Insured

        2,000  Los Angeles, California, Wastewater System Revenue Bonds,           6/15 at 100.00           AA            1,971,980
                  Series 2005A, 4.500%, 6/01/29 - NPFG Insured

          430  Marina Coast Water District, California, Enterprise                 6/16 at 100.00           A+              430,654
                  Certificate of Participation, Series 2006, 5.000%,
                  6/01/31 - NPFG Insured

       12,000  Orange County Sanitation District, California,                      8/13 at 100.00          AAA           12,259,200
                  Certificates of Participation, Series 2003, 5.000%,
                  2/01/33 - FGIC Insured (UB)

        1,520  San Buenaventura, California, Water Revenue Certificates           10/14 at 100.00           AA            1,556,890
                  of Participation, Series 2004, 5.000%, 10/01/25 - AMBAC
                  Insured

                                                           Nuveen Investments 33

NCL | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
    | (continued)
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$       1,000  San Diego County Water Authority, California, Water                 5/18 at 100.00          AAA     $      1,014,010
                  Revenue Certificates of Participation,
                  Series 2008A, 5.000%, 5/01/38 - AGM Insured

        3,675  San Dieguito Water District, California, Water Revenue             10/14 at 100.00          AA+            3,842,066
                  Bonds, Series 2004, 5.000%, 10/01/23 -
                  FGIC Insured

               Santa Clara Valley Water District, California,
               Certificates of Participation, Series 2004A:
        1,400     5.000%, 2/01/19 - FGIC Insured                                   2/14 at 100.00          AA+            1,490,650
          445     5.000%, 2/01/20 - FGIC Insured                                   2/14 at 100.00          AA+              470,240
          465     5.000%, 2/01/21 - FGIC Insured                                   2/14 at 100.00          AA+              489,138

        2,500  West Basin Municipal Water District, California, Revenue            8/13 at 100.00          AA-            2,532,900
                  Certificates of Participation, Series
                  2003A, 5.000%, 8/01/30 - NPFG Insured

               Yorba Linda Water District, California, Certificates of
               Participation, Highland Reservoir
               Renovation, Series 2003:
        2,010     5.000%, 10/01/28 - FGIC Insured                                 10/13 at 100.00          AAA            2,083,667
        2,530     5.000%, 10/01/33 - FGIC Insured                                 10/13 at 100.00          AAA            2,571,467
------------------------------------------------------------------------------------------------------------------------------------
       39,960  Total Water and Sewer                                                                                     40,953,757
------------------------------------------------------------------------------------------------------------------------------------
$     280,630  Total Investments (cost $266,116,665) - 152.2%                                                           269,638,479
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (10.1)%                                                                      (17,880,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.0%                                                                       5,235,736
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (45.1)% (5)                                        (79,825,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $    177,169,215
               =====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers during the period.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.6%.

  N/R Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34 Nuveen Investments

NCU | Nuveen California Premium Income Municipal Fund
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.9% (4.6% OF TOTAL INVESTMENTS)

$       1,500   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00         Baa3     $      1,406,940
                   Settlement Asset-Backed Bonds,  Alameda County Tobacco
                   Asset Securitization Corporation, Series 2002, 5.750%,
                   6/01/29

          230   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00          BBB              216,324
                   Settlement Asset-Backed Bonds, Sonoma County Tobacco
                   Securitization Corporation, Series 2005, 4.250%, 6/01/21

        2,995   California Statewide Financing Authority, Tobacco Settlement       5/12 at 100.00         Baa3            2,937,945
                   Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                   Series 2002A, 5.625%, 5/01/29

        1,350   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00          BBB              858,924
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                   2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
        6,075   Total Consumer Staples                                                                                    5,420,133
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.4% (4.3% OF TOTAL
                   INVESTMENTS)

           70   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00           A3               66,884
                   University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           45      5.000%, 11/01/21                                               11/15 at 100.00           A2               47,147
           60      5.000%, 11/01/25                                               11/15 at 100.00           A2               61,154

        1,112   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00          Aa2            1,129,525
                   University of California Regents, Trust 1065, 9.306%,
                   3/01/33 (IF)

        2,000   California State University, Systemwide Revenue Bonds, Series     11/15 at 100.00          Aa3            2,069,780
                   2005C, 5.000%, 11/01/27 - NPFG Insured

        1,500   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00          Aa1            1,650,195
                   Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
        4,787   Total Education and Civic Organizations                                                                   5,024,685
-----------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 0.6% (0.4% OF TOTAL INVESTMENTS)

          500   Virgin Islands Public Finance Authority, Revenue Bonds,            1/15 at 100.00         Baa3              447,750
                   Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                   (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 26.9% (17.9% OF TOTAL INVESTMENTS)

        4,090   California Health Facilities Financing Authority, Hospital         5/10 at 100.00          N/R            2,706,926
                   Revenue Bonds, Downey Community Hospital, Series 1993,
                   5.750%, 5/15/15

          155   California Health Facilities Financing Authority, Revenue          4/16 at 100.00           A+              147,703
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                   4/01/37

        3,525   California Health Facilities Financing Authority, Revenue         11/16 at 100.00          Aa3            3,341,735
                   Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,500   California Infrastructure Economic Development Bank, Revenue       8/11 at 102.00           A+            1,516,710
                   Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                   5.550%, 8/01/31

          685   California Municipal Financing Authority, Certificates of          2/17 at 100.00         Baa2              579,620
                   Participation, Community Hospitals of Central California,
                   Series 2007, 5.250%, 2/01/46

          377   California Statewide Communities Development Authority,            7/18 at 100.00          AAA              395,182
                   Revenue Bonds, Saint Joseph Health System, Trust 2554,
                   18.719%, 7/01/47 - AGM Insured (IF)

        1,000   California Statewide Community Development Authority, Insured     10/17 at 100.00           A-              863,480
                   Health Facility Revenue Bonds, Henry Mayo Newhall Memorial
                   Hospital, Series 2007A, 5.000%, 10/01/37

          490   California Statewide Community Development Authority, Revenue      3/16 at 100.00           A+              457,866
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                   3/01/41

          730   California Statewide Community Development Authority, Revenue      8/16 at 100.00           A+              732,343
                   Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                   8/01/31

        1,000   California Statewide Community Development Authority, Revenue      4/17 at 100.00           A+              929,690
                   Bonds, Kaiser Permanente System, Series 2007A, 4.750%,
                   4/01/33

        3,000   California Statewide Community Development Authority, Revenue      8/19 at 100.00           AA            3,249,960
                   Bonds, Methodist Hospital Project, Series 2009, 6.750%,
                   2/01/38

                                                           Nuveen Investments 35

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,100   California Statewide Community Development Authority, Revenue        No Opt. Call           A-     $      2,096,451
                   Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                   8/01/22 - AMBAC Insured

        1,690   California Statewide Community Development Authority, Revenue     11/15 at 100.00          Aa3            1,546,435
                   Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43

          760   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/17 at 100.00          BBB              839,481
                   University Medical Center, Series 2008A, 8.250%, 12/01/38

          800   Sierra View Local Health Care District, Tulare County,             7/10 at 100.00           A-              800,056
                   California, Refunding Revenue Bonds, Series 1998, 5.400%,
                   7/01/22

        1,000   The Regents of the University of California, Medical Center        5/15 at 101.00          Aa2              924,610
                   Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - NPFG
                   Insured
-----------------------------------------------------------------------------------------------------------------------------------
       22,902   Total Health Care                                                                                        21,128,248
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.6% (2.4% OF TOTAL INVESTMENTS)

        2,500   California Housing Finance Agency, California, Home Mortgage       2/18 at 100.00          AA-            2,512,650
                   Revenue Bonds, Series 2008L, 5.500%, 8/01/38

          130   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00          AA-              139,777
                   Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                   (Alternative Minimum Tax)

          160   California Housing Finance Agency, Single Family Mortgage          8/10 at 100.00           AA              160,176
                   Bonds II, Series 1997A-1, 6.000%, 8/01/20 - NPFG Insured
                   (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,790   Total Housing/Single Family                                                                               2,812,603
-----------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

          500   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00          BBB              495,255
                   Disposal Revenue Bonds, Waste Management Inc., Series
                   2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.4% (16.9% OF TOTAL INVESTMENTS)

        1,500   California, General Obligation Bonds, Series 2003, 5.000%,         2/13 at 100.00            A            1,398,555
                   2/01/31 - NPFG Insured

                California, General Obligation Bonds, Various Purpose
                Series 2009:
        2,350      6.000%, 11/01/39                                               11/19 at 100.00           A-            2,431,710
        1,300      5.500%, 11/01/39                                               11/19 at 100.00           A-            1,262,872

        4,000   California, General Obligation Veterans Welfare Bonds, Series      6/10 at 100.00          AA-            3,886,120
                   1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        6,000   Hartnell Community College District, California, General           6/16 at 100.00          AAA            6,122,340
                   Obligation Bonds, Series 2006B, 5.000%, 6/01/29 - AGM
                   Insured (UB)

        3,000   Pomona Unified School District, Los Angeles County,                8/11 at 103.00            A            3,316,380
                   California, General Obligation Refunding Bonds, Series
                   1997A, 6.150%, 8/01/15 - NPFG Insured

           15   Riverside Community College District, California, General          8/14 at 100.00          AA-               16,541
                   Obligation Bonds, Series 2004A, 5.250%, 8/01/22 - NPFG
                   Insured

          135   Roseville Joint Union High School District, Placer County,         8/15 at 100.00          AA-              139,860
                   California, General Obligation Bonds, Series 2006B, 5.000%,
                   8/01/27 - FGIC Insured

        1,355   San Jose-Evergreen Community College District, Santa Clara         9/15 at 100.00          Aa2            1,421,449
                   County, California, General Obligation Bonds, Series 2005A,
                   5.000%, 9/01/25 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
       19,655   Total Tax Obligation/General                                                                             19,995,827
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 45.4% (30.2% OF TOTAL INVESTMENTS)

        1,000   Bell Community Redevelopment Agency, California, Tax              10/13 at 100.00         BBB-              902,300
                   Allocation Bonds, Bell Project Area, Series 2003, 5.625%,
                   10/01/33 - RAAI Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency
                Corporation, Series 2004:
        1,695      5.000%, 12/01/22 - AMBAC Insured                               12/13 at 100.00          AA-            1,760,902
        1,865      5.000%, 12/01/24 - AMBAC Insured                               12/13 at 100.00          AA-            1,923,673

        5,920   California State Public Works Board, Lease Revenue Bonds,          5/10 at 101.00         BBB+            5,982,927
                   Department of Veterans Affairs, Southern California
                   Veterans Home - Chula Vista Facility, Series 1999A, 5.600%,
                   11/01/19 - AMBAC Insured

        1,000   California State Public Works Board, Lease Revenue Bonds,         10/19 at 100.00         BBB+              999,940
                   Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30

36 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,000   California State Public Works Board, Lease Revenue Bonds,         11/19 at 100.00         BBB+     $      2,069,840
                   Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34

          535   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00           A+              597,237
                   5.000%, 7/01/15

          165   Capistrano Unified School District, Orange County,                 9/15 at 100.00            A              160,355
                   California, Special Tax Bonds, Community Facilities
                   District, Series 2005, 5.000%, 9/01/24 - FGIC Insured

          500   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00          BBB              432,715
                   Redevelopment Project Area Tax Allocation Bonds, Series
                   2006, 5.000%, 9/01/38 - AMBAC Insured

                Irvine, California, Unified School District, Community
                Facilities District Special Tax Bonds, Series 2006A:
           75      5.000%, 9/01/26                                                 9/16 at 100.00          N/R               66,920
          175      5.125%, 9/01/36                                                 9/16 at 100.00          N/R              146,696

        3,500   Livermore Redevelopment Agency, California, Tax Allocation         8/11 at 100.00            A            3,344,948
                   Revenue Bonds, Livermore Redevelopment Project Area,
                   Series 2001A, 5.000%, 8/01/26 - NPFG Insured

          310   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00           A2              269,235
                   Revenue Bonds, Manchester Social Services Project, Series
                   2005, 5.000%, 9/01/37 - AMBAC Insured

        2,000   Los Angeles, California, Municipal Improvement Corporation,        1/17 at 100.00           A+            1,928,060
                   Lease Revenue Bonds, Police Headquarters, Series 2006A,
                   4.750%, 1/01/31 - FGIC Insured

        3,230   Murrieta Redevelopment Agency, California, Tax Allocation          8/15 at 100.00            A            2,841,754
                   Bonds, Series 2005, 5.000%, 8/01/35 - NPFG Insured

          155   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00           A-              136,347
                   Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
                   - SYNCORA GTY Insured

          190   Roseville, California, Certificates of Participation, Public       8/13 at 100.00          AA-              190,112
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,500   Sacramento City Financing Authority, California, Lease               No Opt. Call            A            1,605,765
                   Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                   NPFG Insured

        3,000   Sacramento City Financing Authority, California, Lease               No Opt. Call            A            3,211,530
                   Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

        2,000   San Francisco City and County, California, Certificates of         4/19 at 100.00          AA-            2,076,240
                   Participation, Multiple Capital Improvement Projects,
                   Series 2009A, 5.200%, 4/01/26

                San Marcos Public Facilities Authority, California, Revenue
                Refunding Bonds, Series 1998:
        1,500      5.800%, 9/01/18                                                 3/10 at 100.50         Baa3            1,508,565
        1,000      5.800%, 9/01/27                                                 3/10 at 100.50         Baa3              983,810

          325   San Mateo Union High School District, San Mateo County,           12/17 at 100.00          N/R              298,942
                   California, Certificates of Participation, Phase 1, Series
                   2007A, 5.000%, 12/15/30 - AMBAC Insured

        2,050   Santa Barbara County, California, Certificates of                 12/11 at 102.00          AA+            2,227,305
                   Participation, Series 2001, 5.250%, 12/01/19 - AMBAC
                   Insured
-----------------------------------------------------------------------------------------------------------------------------------
       35,690   Total Tax Obligation/Limited                                                                             35,666,118
-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.5% (2.3% OF TOTAL INVESTMENTS)

          780   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00           AA              790,982
                   Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                   4/01/31 (UB)

          220   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00           AA              252,019
                   Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                   13.541%, 4/01/39 (IF)

        2,000   Foothill/Eastern Transportation Corridor Agency, California,       7/10 at 100.00         BBB-            1,708,880
                   Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35
-----------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Transportation                                                                                      2,751,881
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 16.0% (10.7% OF TOTAL INVESTMENTS) (4)

        2,250   California Department of Water Resources, Power Supply             5/12 at 101.00          Aaa            2,490,435
                   Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
                   5/01/12)

        3,000   California Infrastructure Economic Development Bank, First           No Opt. Call          AAA            3,613,470
                   Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                   Series 2003A, 5.000%, 7/01/22 - AGM Insured (ETM)

          370   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00          AAA              429,973
                   5.000%, 7/01/15 (Pre-refunded 7/01/14)

                                                           Nuveen Investments 37

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

 $      3,495   Orange County Sanitation District, California, Certificates        8/13 at 100.00          AAA     $      4,011,526
                   of Participation, Series 2003, 5.250%, 2/01/21
                   (Pre-refunded 8/01/13) - FGIC Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,      7/10 at 100.00        A (4)            2,037,260
                   Series 2000, 5.750%, 7/01/21 (Pre-refunded 7/01/10) - NPFG
                   Insured
-----------------------------------------------------------------------------------------------------------------------------------
       11,115   Total U.S. Guaranteed                                                                                    12,582,664
-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.9% (5.3% OF TOTAL INVESTMENTS)

          890   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call            A              860,452
                   Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          275   Los Angeles Department of Water and Power, California, Power       7/13 at 100.00          AA-              296,247
                   System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                   NPFG Insured

          295   Merced Irrigation District, California, Electric System            9/15 at 100.00          N/R              264,692
                   Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                   Insured

        4,580   Sacramento Municipal Utility District, California, Electric        8/12 at 100.00          AAA            4,788,848
                   Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 -
                   AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
        6,040   Total Utilities                                                                                           6,210,239
-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.0% (4.6% OF TOTAL INVESTMENTS)

        1,125   Burbank, California, Wastewater System Revenue Bonds, Series       6/14 at 100.00          AA+            1,169,798
                   2004A, 5.000%, 6/01/23 - AMBAC Insured

          205   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00          AA-              202,925
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

          670   Metropolitan Water District of Southern California,                7/19 at 100.00          AAA              774,292
                   Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B,
                   17.472%, 7/01/35 (IF)

        1,500   Orange County Water District, California, Revenue                  8/19 at 100.00          AAA            1,572,180
                   Certificates of Participation, Tender Option Bond Trust
                   11782-1, 17.862%, 8/15/41 (IF)

        1,795   Woodbridge Irrigation District, California, Certificates of        7/13 at 100.00           A+            1,739,822
                   Participation, Water Systems Project, Series 2003, 5.500%,
                   7/01/33
-----------------------------------------------------------------------------------------------------------------------------------
        5,295   Total Water and Sewer                                                                                     5,459,017
-----------------------------------------------------------------------------------------------------------------------------------
$     118,349   Total Investments (cost $117,531,503) - 150.2%                                                          117,994,420
=============----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (8.5)%                                                                       (6,650,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      1,611,745
                -------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (43.7)% (5)                                       (34,375,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $     78,581,165
                ===================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities. (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.1%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38 Nuveen Investments

NAC | Nuveen California Dividend Advantage Municipal Fund
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.7% (4.5% OF TOTAL INVESTMENTS)

$         990   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00          BBB     $        931,135
                   Settlement Asset-Backed Bonds, Sonoma County Tobacco
                   Securitization Corporation, Series 2005, 4.250%, 6/01/21

        7,500   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00          BBB            5,530,275
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                   2007A-1, 5.750%, 6/01/47

       24,265   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00          BBB           15,438,364
                   Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                   2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
       32,755   Total Consumer Staples                                                                                   21,899,774
-----------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.9% (4.7% OF TOTAL
                   INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00           A3              277,092
                   University of Redlands, Series 2005A, 5.000%, 10/01/35

       10,000   California Educational Facilities Authority, Revenue Bonds,       10/17 at 100.00          AA+            9,663,600
                   University of Southern California, Series 2007A, 4.500%,
                   10/01/33 (UB)

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200      5.000%, 11/01/21                                               11/15 at 100.00           A2              209,544
          265      5.000%, 11/01/25                                               11/15 at 100.00           A2              270,096

        4,685   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00          Aa2            4,758,836
                   University of California Regents, Trust 1065, 9.306%,
                   3/01/33 (IF)

          615   California Statewide Community Development Authority, Revenue     10/13 at 100.00          N/R              551,022
                   Bonds, Notre Dame de Namur University, Series 2003,
                   6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease            11/11 at 100.00          BBB            3,058,290
                   Revenue Refunding Bonds, Long Beach Aquarium of the South
                   Pacific, Series 2001, 5.500%, 11/01/17 - AMBAC Insured

        3,500   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00          Aa1            3,850,455
                   Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       22,555   Total Education and Civic Organizations                                                                  22,638,935
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 26.4% (17.8% OF TOTAL INVESTMENTS)

        2,160   California Health Facilities Financing Authority, Health           3/13 at 100.00            A            2,270,657
                   Facility Revenue Bonds, Adventist Health System/West,
                   Series 2003A, 5.000%, 3/01/15

          660   California Health Facilities Financing Authority, Revenue          4/16 at 100.00           A+              628,927
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                   4/01/37

       10,000   California Health Facilities Financing Authority, Revenue         11/16 at 100.00          Aa3            9,187,500
                   Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 -
                   NPFG Insured

       14,895   California Health Facilities Financing Authority, Revenue         11/16 at 100.00          Aa3           14,120,609
                   Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,120   California Statewide Communities Development Authority,            3/15 at 100.00            A            1,045,822
                   Revenue Bonds, Adventist Health System West, Series 2005A,
                   5.000%, 3/01/35

        1,586   California Statewide Communities Development Authority,            7/18 at 100.00          AAA            1,664,697
                   Revenue Bonds, Saint Joseph Health System, Trust 2554,
                   18.719%, 7/01/47 - AGM Insured (IF)

                California Statewide Communities Development Authority,
                Revenue Bonds, ValleyCare Health System, Series 2007A:
          900      4.800%, 7/15/17                                                   No Opt. Call          N/R              861,597
        3,325      5.125%, 7/15/31                                                 7/17 at 100.00          N/R            2,721,047

       19,420   California Statewide Community Development Authority, Revenue      3/16 at 100.00           A+           18,146,436
                   Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                   3/01/41

        3,095   California Statewide Community Development Authority, Revenue      8/16 at 100.00           A+            3,104,935
                   Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                   8/01/31

        9,980   California Statewide Community Development Authority, Revenue      3/16 at 100.00          AA+           10,000,459
                   Bonds, Kaiser Permanente System, 5.000%, 3/01/41 - BHAC
                   Insured (UB)

        2,250   California Statewide Community Development Authority, Revenue      8/19 at 100.00           AA            2,437,470
                   Bonds, Methodist Hospital Project, Series 2009, 6.750%,
                   2/01/38

                                                           Nuveen Investments 39

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$      10,500   Duarte, California, Certificates of Participation, City of         4/10 at 100.50           A+     $     10,499,475
                   Hope National Medical Center, Series 1999A, 5.250%, 4/01/31

        2,860   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/17 at 100.00          BBB            3,159,099
                   University Medical Center, Series 2008A, 8.250%, 12/01/38

          675   Oak Valley Hospital District, Stanislaus Conty, California,       11/20 at 100.00         BBB-              658,834
                   Revenue Bonds, Series 2010, 6.500%, 11/01/29

        2,570   Rancho Mirage Joint Powers Financing Authority, California,        7/17 at 100.00           A3            2,328,369
                   Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                   5.000%, 7/01/38

        3,000   Santa Clara County Financing Authority, California, Insured        8/17 at 100.00           A+            3,083,580
                   Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%,
                   2/01/41 - AMBAC Insured

-----------------------------------------------------------------------------------------------------------------------------------
       88,996   Total Health Care                                                                                        85,919,513
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.3% (1.6% OF TOTAL INVESTMENTS)

        4,895   Contra Costa County, California, Multifamily Housing Revenue       6/10 at 101.00          N/R            4,532,623
                   Bonds, Delta View Apartments Project, Series 1999C,
                   6.750%, 12/01/30 (Alternative Minimum Tax)

          320   Independent Cities Lease Finance Authority, California,            5/16 at 100.00          N/R              273,168
                   Mobile Home Park Revenue Bonds, San Juan Mobile Estates,
                   Series 2006B, 5.850%, 5/15/41

        1,725   Rohnert Park Finance Authority, California, Senior Lien            9/13 at 100.00           A+            1,628,210
                   Revenue Bonds, Rancho Feliz Mobile Home Park, Series
                   2003A, 5.750%, 9/15/38

        1,120   Rohnert Park Finance Authority, California, Subordinate Lien       9/13 at 100.00          N/R            1,106,784
                   Revenue Bonds, Rancho Feliz Mobile Home Park, Series
                   2003B, 6.625%, 9/15/38
-----------------------------------------------------------------------------------------------------------------------------------
        8,060   Total Housing/Multifamily                                                                                 7,540,785
-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,670   California Housing Finance Agency, California, Home Mortgage       2/17 at 100.00          AA-            1,754,920
                   Revenue Bonds, Series 2008, Trust 3137, 15.580%, 8/01/37
                   (Alternative Minimum Tax) (IF)

          530   California Housing Finance Agency, California, Home Mortgage       2/16 at 100.00          AA-              569,861
                   Revenue Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC
                   Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,200   Total Housing/Single Family                                                                               2,324,781
-----------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00          BBB            1,981,020
                   Disposal Revenue Bonds, Waste Management Inc., Series
                   2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

        5,120   California Statewide Communities Development Authority,              No Opt. Call           BB            3,436,134
                   Revenue Bonds, EnerTech Regional Biosolids Project, Series
                   2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        7,120   Total Industrials                                                                                         5,417,154
-----------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.5% (1.7% OF TOTAL INVESTMENTS)

        1,000   California Municipal Finance Authority, Revenue Bonds, Harbor     11/19 at 100.00          Ba1            1,016,020
                   Regional Center Project, Series 2009, 8.000%, 11/01/29

        8,500   Riverside County Public Financing Authority, California,           5/10 at 100.50          BB+            7,232,990
                   Certificates of Participation, Air Force Village West,
                   Series 1999, 5.800%, 5/15/29
-----------------------------------------------------------------------------------------------------------------------------------
        9,500   Total Long-Term Care                                                                                      8,249,010
-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.0% (8.1% OF TOTAL INVESTMENTS)

       10,000   California, General Obligation Bonds, Various Purpose Series      11/19 at 100.00           A-           10,347,700
                   2009, 6.000%, 11/01/39

        4,435   California, General Obligation Refunding Bonds, Series 2002,         No Opt. Call           A-            5,095,238
                   6.000%, 4/01/16 - AMBAC Insured

        3,425   Coast Community College District, Orange County, California,       8/18 at 100.00          AAA            2,912,586
                   General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 -
                   AGM Insured

        5,150   Hacienda La Puente Unified School District Facilities                No Opt. Call          AAA            5,686,991
                   Financing Authority, California, General Obligation
                   Revenue Bonds, Series 2007, 5.000%, 8/01/26 - AGM Insured

        5,210   Oak Valley Hospital District, Stanislaus County, California,       7/14 at 101.00           A3            4,789,084
                   General Obligation Bonds, Series 2005, 5.000%, 7/01/35 -
                   FGIC Insured

          575   Roseville Joint Union High School District, Placer County,         8/15 at 100.00          AA-              595,700
                   California, General Obligation Bonds, Series 2006B,
                   5.000%, 8/01/27 - FGIC Insured

40 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$       5,000  San Diego Unified School District, San Diego County, California,    7/13 at 101.00          AAA     $      5,701,500
                  General Obligation Bonds, Series 2003E, 5.250%, 7/01/20 - AGM
                  Insured

        3,605  West Contra Costa Unified School District, Contra Costa County,     8/11 at 101.00          AAA            3,822,454
                  California, General Obligation Bonds, Series 2003B, 5.000%,
                  8/01/21 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
       37,400  Total Tax Obligation/General                                                                              38,951,253
-----------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 32.7% (22.1% OF TOTAL INVESTMENTS)

               Beaumont Financing Authority, California, Local Agency Revenue
               Bonds, Series 2004D:
        1,000     5.500%, 9/01/24                                                  9/14 at 102.00          N/R              931,820
          615     5.800%, 9/01/35                                                  9/14 at 102.00          N/R              549,816

        1,990  Borrego Water District, California, Community Facilities            8/17 at 102.00          N/R            1,755,717
                  District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                  5.750%, 8/01/25

        1,990  Brentwood Infrastructure Financing Authority, California,           9/12 at 100.00          AAA            2,064,804
                  Infrastructure Revenue Refunding Bonds, Series 2002A, 5.125%,
                  9/02/24 - AGM Insured

               Brentwood Infrastructure Financing Authority, Contra Costa
               County, California, Capital Improvement Revenue Bonds,
               Series 2001:
        1,110     5.375%, 11/01/18 - AGM Insured                                     11/11 at 100.00          AAA          1,185,846
        1,165     5.375%, 11/01/19 - AGM Insured                                     11/11 at 100.00          AAA          1,243,463

        1,000  California State Public Works Board, Lease Revenue Bonds,          10/19 at 100.00         BBB+              999,940
                  Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30

        2,000  California State Public Works Board, Lease Revenue Bonds,          11/19 at 100.00         BBB+            2,069,840
                  Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34

        2,000  Capistrano Unified School District, Orange County, California,      9/13 at 100.00          N/R            1,889,500
                  Special Tax Bonds, Community Facilities District 90-2 -
                  Talega, Series 2003, 6.000%, 9/01/33

          710  Capistrano Unified School District, Orange County, California,      9/15 at 100.00            A              690,014
                  Special Tax Bonds, Community Facilities District, Series
                  2005, 5.000%, 9/01/24 - FGIC Insured

        1,225  Chino Redevelopment Agency, California, Merged Chino                9/16 at 101.00          BBB            1,060,152
                  Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                  5.000%, 9/01/38 - AMBAC Insured

        3,490  Fontana, California, Senior Special Tax Refunding Bonds,            3/10 at 101.00            A            3,509,404
                  Heritage Village Community Facilities District 2, Series
                  1998A, 5.250%, 9/01/17 - NPFG Insured

        1,125  Fontana, California, Special Tax Bonds, Sierra Community            9/14 at 100.00          N/R            1,057,793
                  Facilities District 22, Series 2004, 6.000%, 9/01/34

        3,980  Garden Grove, California, Certificates of Participation,            3/12 at 101.00            A            4,239,058
                  Financing Project, Series 2002A, 5.500%, 3/01/22 - AMBAC
                  Insured

               Golden State Tobacco Securitization Corporation,
               California, Tobacco Settlement Asset-Backed Revenue Bonds,
               Series 2005A:
       25,650     5.000%, 6/01/35 - FGIC Insured                                   6/15 at 100.00         BBB+           22,635,612
        5,940     5.000%, 6/01/35 - FGIC Insured                                   6/15 at 100.00          AAA            5,729,011

        2,850  Hesperia Community Redevelopment Agency, California, Tax            9/15 at 100.00          BBB            2,276,067
                  Allocation Bonds, Series 2005A, 5.000%, 9/01/35 - SYNCORA GTY
                  Insured

        4,500  Inglewood Redevelopment Agency, California, Tax Allocation            No Opt. Call          N/R            4,465,035
                  Refunding Bonds, Merged Area Redevelopment Project, Series
                  1998A, 5.250%, 5/01/23 - AMBAC Insured

               Irvine, California, Unified School District, Community
               Facilities District Special Tax Bonds, Series 2006A:
          325     5.000%, 9/01/26                                                  9/16 at 100.00          N/R              289,985
          755     5.125%, 9/01/36                                                  9/16 at 100.00          N/R              632,886

          675  Lammersville School District, San Joaquin County, California,       9/16 at 100.00          N/R              518,245
                  Community Facilities District 2002, Mountain House Special
                  Tax Bonds, Series 2006, 5.125%, 9/01/35

        2,000  Lee Lake Water District, Riverside County, California, Special      9/13 at 102.00          N/R            1,866,660
                  Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                  Series 2003, 6.500%, 9/01/24

        1,000  Lindsay Redevelopment Agency, California, Project 1 Tax             8/17 at 100.00         BBB+              794,130
                  Allocation Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured

        1,290  Los Angeles Community Redevelopment Agency, California, Lease       9/15 at 100.00           A2            1,120,365
                  Revenue Bonds, Manchester Social Services Project, Series
                  2005, 5.000%, 9/01/37 - AMBAC Insured

                                                           Nuveen Investments 41

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       1,530  Moreno Valley Unified School District, Riverside County,            3/14 at 100.00          AAA     $      1,576,313
                  California, Certificates of Participation, Series 2005,
                  5.000%, 3/01/24 - AGM Insured

        3,500  Murrieta Redevelopment Agency, California, Tax Allocation Bonds,    8/17 at 100.00            A            3,040,205
                  Series 2007A, 5.000%,8/01/37 - NPFG Insured

        9,200  Norco Redevelopment Agency, California, Tax Allocation Refunding    3/11 at 102.00            A            9,363,206
                  Bonds, Project Area 1, Series 2001, 5.000%, 3/01/19 - NPFG
                  Insured

               North Natomas Community Facilities District 4, Sacramento,
               California, Special Tax Bonds, Series 2006D:
          545     5.000%, 9/01/26                                                  9/14 at 102.00          N/R              483,671
          250     5.000%, 9/01/33                                                  9/14 at 102.00          N/R              206,953

        3,290  Oakland Redevelopment Agency, California, Subordinate Lien Tax      3/13 at 100.00            A            3,448,117
                  Allocation Bonds, Central District Redevelopment Project,
                  Series 2003, 5.500%, 9/01/16 - FGIC Insured

        5,600  Palm Springs Financing Authority, California, Lease Revenue        11/11 at 101.00            A            5,669,384
                  Refunding Bonds, Convention Center Project, Series 2001A,
                  5.000%, 11/01/22 - NPFG Insured

        1,000  Palmdale Community Redevelopment Agency, California, Tax           12/14 at 100.00           A-            1,001,600
                  Allocation Bonds, Merged Redevelopment Project Areas, Series
                  2004, 5.000%, 12/01/24 - AMBAC Insured

        1,570  Poway Redevelopment Agency, California, Tax Allocation Refunding   12/10 at 102.00          N/R            1,570,251
                  Bonds, Paguay Redevelopment Project, Series 2000, 5.750%,
                  6/15/33 - NPFG Insured

          620  Rialto Redevelopment Agency, California, Tax Allocation Bonds,      9/15 at 100.00           A-              545,389
                  Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                  GTY Insured

        1,860  Riverside Redevelopment Agency, California, Tax Allocation          8/13 at 100.00            A            1,881,074
                  Refunding Bonds, Merged Project Areas, Series 2003, 5.250%,
                  8/01/22 - NPFG Insured

          770  Roseville, California, Certificates of Participation, Public        8/13 at 100.00          AA-              770,454
                  Facilities, Series 2003A, 5.000%,8/01/25 - AMBAC Insured

        2,500  Sacramento City Financing Authority, California, Lease Revenue        No Opt. Call            A            2,676,275
                  Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - AMBAC
                  Insured

        1,150  Sacramento, California, Special Tax Bonds, North Natomas            9/14 at 100.00          N/R            1,102,528
                  Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

        2,695  San Jose Financing Authority, California, Lease Revenue             6/12 at 100.00          AA+            2,911,085
                  Refunding Bonds, Civic Center Project, Series 2002B, 5.250%,
                  6/01/19 - AMBAC Insured

        1,000  Washington Unified School District, Yolo County, California,        8/17 at 100.00         BBB+              963,610
                  Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                  AMBAC Insured

          600  West Patterson Financing Authority, California, Special Tax         9/14 at 105.00          N/R              637,266
                  Bonds, Community Facilities District 01-1, Refunding Series
                  2009A, 8.625%, 9/01/39

        2,810  West Patterson Financing Authority, California, Special Tax         9/13 at 103.00          N/R            2,473,615
                  Bonds, Community Facilities District 01-1, Series 2003B,
                  7.000%, 9/01/38

        2,000  West Patterson Financing Authority, California, Special Tax         9/13 at 102.00          N/R            1,534,820
                  Bonds, Community Facilities District 01-1, Series 2004B,
                  6.000%, 9/01/39

        1,350  West Patterson Financing Authority, California, Special Tax         9/13 at 103.00          N/R            1,054,877
                  Bonds, Community Facilities District 2001-1, Series 2004A,
                  6.125%, 9/01/39
-----------------------------------------------------------------------------------------------------------------------------------
      112,225  Total Tax Obligation/Limited                                                                             106,485,856
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 20.2% (13.6% OF TOTAL INVESTMENTS)

        1,430  Bay Area Toll Authority, California, Revenue Bonds, San             4/16 at 100.00           AA            1,450,134
                  Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31
                  (UB)

          830  Bay Area Toll Authority, California, Revenue Bonds, San             4/18 at 100.00           AA              950,798
                  Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                  13.541%, 4/01/39 (IF)

        8,150  Foothill/Eastern Transportation Corridor Agency, California,        7/10 at 101.00         BBB-            7,777,627
                  Toll Road Revenue Refunding Bonds, Series 1999, 5.750%,
                  1/15/40

        8,515  Los Angeles Harbors Department, California, Revenue Refunding       8/11 at 100.00           AA            8,884,381
                  Bonds, Series 2001B, 5.500%, 8/01/18 - AMBAC Insured
                  (Alternative Minimum Tax)

          120  Palm Springs Financing Authority, California, Palm Springs          7/14 at 102.00          N/R              109,339
                  International Airport Revenue Bonds, Series 2006, 5.450%,
                  7/01/20 (Alternative Minimum Tax)

42 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)

$      22,825  Port of Oakland, California, Revenue Bonds, Series 2000K,           5/10 at 100.00            A     $     22,837,326
                  5.750%, 11/01/29 - FGIC Insured

       23,275  San Francisco Airports Commission, California, Revenue Bonds,       5/10 at 101.00          AAA           23,709,544
                  San Francisco International Airport, Second Series 2000,
                  Issue 24A, 5.750%, 5/01/30 - AGM Insured (Alternative Minimum
                  Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       65,145  Total Transportation                                                                                      65,719,149
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 25.6% (17.3% OF TOTAL INVESTMENTS) (4)

        9,750  California Department of Water Resources, Power Supply Revenue      5/12 at 101.00          Aaa           10,791,885
                  Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

          115  California Department of Water Resources, Water System Revenue     12/11 at 100.00          AAA              124,661
                  Bonds, Central Valley Project, Series 2001W, 5.250%, 12/01/22
                  (Pre-refunded 12/01/11) - AGM Insured

        8,400  California Health Facilities Financing Authority, Revenue Bonds,    4/10 at 100.50          AAA            8,482,740
                  Kaiser Permanente System, Series 1998B, 5.250%, 10/01/14 (ETM)

          715  California Statewide Community Development Authority, Revenue      10/15 at 100.00      N/R (4)              795,309
                  Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%,
                  10/01/31 (Pre-refunded 10/01/15)

        4,370  Golden State Tobacco Securitization Corporation, California,        6/13 at 100.00          AAA            4,865,383
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                  6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,940  Lincoln, California, Special Tax Bonds, Lincoln Crossing            9/13 at 102.00      N/R (4)            2,338,049
                  Community Facilities District 03-1, Series 2003A, 6.500%,
                  9/01/25 (Pre-refunded 9/01/13)

        1,335  Lincoln, California, Special Tax Bonds, Lincoln Crossing            9/13 at 102.00      N/R (4)            1,585,967
                  Community Facilities District 03-1, Series 2004, 6.000%,
                  9/01/34 (Pre-refunded 9/01/13)

       10,845  Los Angeles Unified School District, California, General            7/12 at 100.00      AA- (4)           11,932,645
                  Obligation Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded
                  7/01/12) - MBIA Insured

               Northern California Tobacco Securitization Authority, Tobacco
               Settlement Asset-Backed Bonds, Series 2001A:
        2,500     5.250%, 6/01/31 (Pre-refunded 6/01/11)                           6/11 at 100.00          AAA            2,653,175
        4,500     5.375%, 6/01/41 (Pre-refunded 6/01/11)                           6/11 at 100.00          AAA            4,782,825

        5,840  Orange County Water District, California, Revenue Certificates      8/10 at 100.00          AAA            6,341,072
                  of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)

        6,530  Poway Redevelopment Agency, California, Tax Allocation Refunding   12/10 at 102.00      N/R (4)            6,952,687
                  Bonds, Paguay Redevelopment Project, Series 2000, 5.750%,
                  6/15/33 (Pre-refunded 12/15/10) - MBIA Insured

        4,000  Puerto Rico, General Obligation and Public Improvement Bonds,       7/10 at 100.00        A (4)            4,074,520
                  Series 2000, 5.750%, 7/01/16 (Pre-refunded 7/01/10) - NPFG
                  Insured

        2,860  Tobacco Securitization Authority of Southern California, Tobacco    6/12 at 100.00          AAA            3,139,365
                  Settlement Asset-Backed Bonds, San Diego County Tobacco Asset
                  Securitization Corporation, Senior Series 2001A,
                  5.250%, 6/01/27 (Pre-refunded 6/01/12)

       11,305  University of California, Revenue Bonds, Multi-Purpose Projects,    9/10 at 101.00       AA (4)           11,700,562
                  Series 2002O, 5.000%, 9/01/21 (Pre-refunded 9/01/10) - FGIC
                  Insured

        2,500  Whittier, California, Health Facility Revenue Bonds,                6/12 at 101.00      N/R (4)            2,799,725
                  Presbyterian Intercommunity Hospital, Series 2002, 5.600%,
                  6/01/22 (Pre-refunded 6/01/12)
-----------------------------------------------------------------------------------------------------------------------------------
       77,505  Total U.S. Guaranteed                                                                                     83,360,570
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 4.3% (2.9% OF TOTAL INVESTMENTS)

        3,630  Imperial Irrigation District, California, Certificates of          11/13 at 100.00          AAA            3,886,532
                  Participation, Electric System Revenue Bonds, Series 2003,
                  5.250%, 11/01/23 - AGM Insured

        3,775  Long Beach Bond Finance Authority, California, Natural Gas            No Opt. Call            A            3,401,539
                  Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        5,500  Los Angeles Department of Water and Power, California, Power        7/15 at 100.00          AAA            5,667,310
                  System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 - AGM
                  Insured (UB)

        1,270  Merced Irrigation District, California, Electric System Revenue     9/15 at 100.00          N/R            1,139,520
                  Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
-----------------------------------------------------------------------------------------------------------------------------------
       14,175  Total Utilities                                                                                        14,094,901
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 43

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 6.0% (4.1% OF TOTAL INVESTMENTS)

$         875  Healdsburg Public Financing Authority, California, Wastewater       4/16 at 100.00          AA-     $        866,145
                  Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

        2,500  Indio Water Authority, California, Water Revenue Bonds, Series      4/16 at 100.00           A+            2,516,850
                  2006, 5.000%, 4/01/31 - AMBAC Insured

          835  Marina Coast Water District, California, Enterprise Certificate     6/16 at 100.00           A+              836,269
                  of Participation, Series 2006, 5.000%, 6/01/31 - NPFG Insured

        8,250  Pico Rivera Water Authority, California, Revenue Bonds, Series     12/11 at 102.00          N/R            7,664,333
                  2001A, 6.250%, 12/01/32

        2,250  Sacramento County Sanitation District Financing Authority,          6/16 at 100.00           AA            2,300,805
                  California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                  FGIC Insured

        5,115  San Francisco City and County Public Utilities Commission,         11/12 at 100.00          AA-            5,523,995
                  California, Water Revenue Bonds, Series 2002A, 5.000%,
                  11/01/18 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       19,825  Total Water and Sewer                                                                                     19,708,397
------------------------------------------------------------------------------------------------------------------------------------
$     497,461  Total Investments (cost $481,010,647) - 148.0%                                                           482,310,078
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (8.8)%                                                                       (28,545,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.4%                                                                       7,550,445
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (41.6)% (5)                                       (135,525,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $    325,790,523
               =====================================================================================================================

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.1%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

44 Nuveen Investments

NVX | Nuveen California Dividend Advantage Municipal Fund 2
    | Portfolio of Investments
                                                         February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 7.4% (5.1% OF TOTAL INVESTMENTS)

$         615  California County Tobacco Securitization Agency, Tobacco            6/15 at 100.00          BBB    $         578,432
                  Settlement Asset-Backed Bonds, Sonoma County Tobacco
                  Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,515  California County Tobacco Securitization Agency, Tobacco            6/12 at 100.00         Baa3            3,833,506
                  Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                  Funding Corporation, Series 2002A, 5.500%, 6/01/33

        4,000  Golden State Tobacco Securitization Corporation, California,        6/17 at 100.00          BBB            2,949,480
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1, 5.750%, 6/01/47

       13,480  Golden State Tobacco Securitization Corporation, California,        6/22 at 100.00          BBB            8,576,515
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
       22,610  Total Consumer Staples                                                                                    15,937,933
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 7.9% (5.4% OF TOTAL
                  INVESTMENTS)

        2,000  California Educational Facilities Authority, Revenue Bonds,         6/11 at 101.00          AAA            2,077,100
                  Stanford University, Series 2001Q, 5.250%, 12/01/32

        2,745  California Educational Facilities Authority, Revenue Bonds,        10/18 at 100.00          AA+            3,168,059
                  University of Southern California, Tender Option Bond Trust
                  09-11B, 17.624%, 10/01/38 (IF)

               California Educational Facilities Authority, Revenue Bonds,
               University of the Pacific, Series 2006:
          125     5.000%, 11/01/21                                                11/15 at 100.00           A2              130,965
          165     5.000%, 11/01/25                                                11/15 at 100.00           A2              168,173

        2,250  California Educational Facilities Authority, Student Loan           3/10 at 100.00         Baa1            2,250,765
                  Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
                  3/01/21 - NPFG Insured (Alternative Minimum Tax)

        2,945  California State Public Works Board, Lease Revenue Bonds,           3/18 at 100.00          Aa2            2,991,413
                  University of California Regents, Trust 1065, 9.306%,
                  3/01/33 (IF)

          620  California Statewide Community Development Authority, Revenue      10/13 at 100.00          N/R              555,501
                  Bonds, Notre Dame de Namur University, Series 2003, 6.500%,
                  10/01/23

        3,000  Long Beach Bond Financing Authority, California, Lease Revenue     11/11 at 101.00          BBB            2,812,770
                  Refunding Bonds, Long Beach Aquarium of the South Pacific,
                  Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        2,680  University of California, Revenue Bonds, Multi-Purpose Projects,    5/13 at 100.00          Aa1            2,732,046
                  Series 2003A, 5.000%, 5/15/33 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       16,530  Total Education and Civic Organizations                                                                   16,886,792
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 19.8% (13.6% OF TOTAL INVESTMENTS)

        2,000  California Health Facilities Financing Authority, Revenue           4/12 at 100.00         BBB+            2,026,540
                  Bonds, Casa Colina Inc., Series 2001, 6.000%, 4/01/22

          415  California Health Facilities Financing Authority, Revenue           4/16 at 100.00           A+              395,462
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        9,260  California Health Facilities Financing Authority, Revenue          11/16 at 100.00          Aa3            8,778,573
                  Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

          500  California Infrastructure Economic Development Bank, Revenue        8/11 at 102.00           A+              505,570
                  Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                  5.550%, 8/01/31

        2,520  California Statewide Communities Development Authority,             3/15 at 100.00            A            2,353,100
                  Revenue Bonds, Adventist Health System West, Series 2005A,
                  5.000%, 3/01/35

               California Statewide Communities Development Authority, Revenue
               Bonds, Saint Joseph Health System, Trust 2554:
          998     18.719%, 7/01/47 - AGM Insured (IF)                              7/18 at 100.00          AAA            1,046,996
        1,325     18.685%, 7/01/47 - AGM Insured (IF)                              7/18 at 100.00          AAA            1,390,747

               California Statewide Communities Development Authority,
               Revenue Bonds, ValleyCare Health System, Series 2007A:
          900     4.800%, 7/15/17                                                    No Opt. Call          N/R              861,597
        2,225     5.125%, 7/15/31                                                  7/17 at 100.00          N/R            1,820,851

        2,185  California Statewide Community Development Authority, Health          No Opt. Call          AA-            2,326,304
                  Facility Revenue Refunding Bonds, Memorial Health Services,
                  Series 2003A, 6.000%, 10/01/11

                                                           Nuveen Investments 45

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$       2,500  California Statewide Community Development Authority, Hospital      6/13 at 100.00          AAA    $       2,714,750
                  Revenue Bonds, Monterey Peninsula Hospital, Series 2003B,
                  5.250%, 6/01/18 - AGM Insured

        1,755  California Statewide Community Development Authority, Revenue       3/16 at 100.00           A+            1,639,907
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

          425  California Statewide Community Development Authority, Revenue       8/16 at 100.00           A+              426,364
                  Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

        1,000  California Statewide Community Development Authority, Revenue       8/18 at 100.00          AAA            1,003,400
                  Bonds, Sutter Health, Series2004D, 5.050%, 8/15/38 - AGM
                  Insured

        6,020  California Statewide Community Development Authority, Revenue      11/15 at 100.00          Aa3            5,508,601
                  Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43

        2,000  Loma Linda, California, Hospital Revenue Bonds, Loma Linda         12/17 at 100.00          BBB            2,209,160
                  University Medical Center, Series 2008A, 8.250%, 12/01/38

        1,610  Madera County, California, Certificates of Participation,           3/20 at 100.00           A-            1,588,845
                  Children's Hospital Central California, Series 2010, 5.375%,
                  3/15/36

          455  Oak Valley Hospital District, Stanislaus Conty, California,        11/20 at 100.00         BBB-              444,103
                  Revenue Bonds, Series 2010, 6.500%, 11/01/29

        5,785  Rancho Mirage Joint Powers Financing Authority, California,         7/17 at 100.00           A3            5,241,094
                  Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%,
                  7/01/38
-----------------------------------------------------------------------------------------------------------------------------------
       43,878  Total Health Care                                                                                         42,281,964
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 5.2% (3.6% OF TOTAL INVESTMENTS)

        5,962  California Statewide Community Development Authority, Multifamily   6/11 at 102.00          AAA            6,181,819
                  Housing Revenue Refunding Bonds, Claremont Village Apartments,
                  Series 2001D, 5.500%, 6/01/31 (Mandatory put 6/01/16)
                  (Alternative Minimum Tax)

          205  Independent Cities Lease Finance Authority, California, Mobile      5/16 at 100.00          N/R              174,998
                  Home Park Revenue Bonds, San Juan Mobile Estates, Series
                  2006B, 5.850%, 5/15/41

        1,055  Rohnert Park Finance Authority, California, Senior Lien Revenue     9/13 at 100.00           A+              995,804
                  Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%,
                  9/15/38

          700  Rohnert Park Finance Authority, California, Subordinate Lien        9/13 at 100.00          N/R              691,740
                  Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                  6.625%, 9/15/38

        3,045  Yucaipa Redevelopment Agency, California, Mobile Home Park          5/11 at 102.00          N/R            3,058,094
                  Revenue Bonds, Rancho del Sol and Grandview, Series 2001A,
                  6.750%, 5/15/36
-----------------------------------------------------------------------------------------------------------------------------------
       10,967  Total Housing/Multifamily                                                                                 11,102,455
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)

          325  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00          AA-              349,443
                  Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                  Minimum Tax)

        3,290  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00          AA-            2,381,368
                  Series 2007M, Trust 1021, 7.594%, 8/01/31 (Alternative Minimum
                  Tax) (IF)

          420  California Rural Home Mortgage Finance Authority, Mortgage-Backed   6/11 at 102.00          AAA              434,696
                  Securities Program Single Family Mortgage Revenue Bonds,
                  Series 2001A, 5.650%, 12/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        4,035  Total Housing/Single Family                                                                                3,165,507
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,250  California Pollution Control Financing Authority, Solid Waste       1/16 at 102.00          BBB            1,238,138
                  Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                  5.000%, 1/01/22 (Alternative Minimum Tax)

        3,175  California Statewide Communities Development Authority, Revenue       No Opt. Call           BB            2,130,806
                  Bonds, EnerTech Regional Biosolids Project, Series 2007A,
                  5.500%, 12/01/33 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        4,425  Total Industrials                                                                                          3,368,944
-----------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 2.1% (1.4% OF TOTAL INVESTMENTS)

$       1,550  California Health Facilities Financing Authority, Cal-Mortgage      1/13 at 100.00           A-    $       1,549,210
                  Insured Revenue Bonds, Northern California Retired Officers
                  Community Corporation - Paradise Valley Estates, Series 2002,
                  5.125%, 1/01/22

        3,750  California Statewide Communities Development Authority, Revenue    12/17 at 100.00          Ba1            2,903,025
                  Bonds, Inland Regional Center Project, Series 2007, 5.375%,
                  12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
        5,300  Total Long-Term Care                                                                                       4,452,235
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 10.7% (7.3% OF TOTAL INVESTMENTS)

       10,000  California State, General Obligation Bonds, Series 2006CD,         12/15 at 100.00          AA-            8,426,400
                  4.600%, 12/01/32 (Alternative Minimum Tax)

        3,615  Colton Joint Unified School District, San Bernardino County,        8/12 at 102.00           A+            3,901,633
                  California, General Obligation Bonds, Series 2002A, 5.500%,
                  8/01/22 - FGIC Insured

               Contra Costa County Community College District, California,
               General Obligation Bonds, Series 2002:
        3,005     5.000%, 8/01/21 - FGIC Insured                                   8/12 at 100.00           AA            3,237,797
        3,300     5.000%, 8/01/22 - FGIC Insured                                   8/12 at 100.00           AA            3,483,810

        1,285  Los Angeles Unified School District, Los Angeles County,            7/19 at 100.00          AA-            1,345,498
                  California, General Obligation Bonds, Series 2009D, 5.000%,
                  7/01/27

        2,000  Puerto Rico, General Obligation and Public Improvement Bonds,         No Opt. Call            A            2,112,980
                  Series 2001A, 5.500%, 7/01/20 -  NPFG Insured

          355  Roseville Joint Union High School District, Placer County,          8/15 at 100.00          AA-              367,780
                  California, General Obligation Bonds, Series 2006B, 5.000%,
                  8/01/27 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       23,560  Total Tax Obligation/General                                                                              22,875,898
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 18.2% (12.4% OF TOTAL INVESTMENTS)

               Beaumont Financing Authority, California, Local Agency Revenue
               Bonds, Series 2004D:
          650     5.500%, 9/01/24                                                  9/14 at 102.00          N/R              605,683
          385     5.800%, 9/01/35                                                  9/14 at 102.00          N/R              344,194

        1,240  Borrego Water District, California, Community Facilities District   8/17 at 102.00          N/R            1,094,015
                  2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%,
                  8/01/25

        4,900  California State Public Works Board, Lease Revenue Bonds,          12/13 at 100.00         BBB+            5,185,033
                  Department of Corrections, Series 2003C, 5.500%, 6/01/16

        1,245  California, Economic Recovery Revenue Bonds, Series 2004A,          7/14 at 100.00           A+            1,389,831
                  5.000%, 7/01/15

        1,200  Capistrano Unified School District, Orange County, California,      9/13 at 100.00          N/R            1,133,700
                  Special Tax Bonds, Community Facilities District 90-2 -
                  Talega, Series 2003, 6.000%, 9/01/33

          435  Capistrano Unified School District, Orange County, California,      9/15 at 100.00            A              422,755
                  Special Tax Bonds, Community Facilities District, Series 2005,
                  5.000%, 9/01/24 - FGIC Insured

        4,845  Encinitas Public Financing Authority, California, Lease Revenue     4/10 at 100.00          AA+            4,856,531
                  Bonds, Acquisition Project, Series 2001A, 5.250%, 4/01/31 -
                  NPFG Insured

          750  Fontana, California, Special Tax Bonds, Sierra Community            9/14 at 100.00          N/R              705,195
                  Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,785  Hawthorne Community Redevelopment Agency, California, Project       9/16 at 100.00           A-            1,617,156
                  Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 -
                  SYNCORA GTY Insured

        1,800  Hesperia Unified School District, San Bernardino County,            2/17 at 100.00         BBB+            1,550,358
                  California, Certificates of Participation, Capital
                  Improvement, Series 2007, 5.000%, 2/01/41 - AMBAC Insured

               Irvine, California, Unified School District, Community Facilities
               District Special Tax Bonds, Series 2006A:
          205     5.000%, 9/01/26                                                  9/16 at 100.00          N/R              182,913
          470     5.125%, 9/01/36                                                  9/16 at 100.00          N/R              393,982

        2,000  Lake Elsinore Public Finance Authority, California, Local Agency   10/13 at 102.00          N/R            2,016,840
                  Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20

          415  Lammersville School District, San Joaquin County, California,       9/16 at 100.00          N/R              318,625
                  Community Facilities District 2002, Mountain House Special Tax
                  Bonds, Series 2006, 5.125%, 9/01/35

                                                           Nuveen Investments 47

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

 $      1,265  Lee Lake Water District, Riverside County, California, Special      9/13 at 102.00          N/R    $       1,180,662
                  Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                  Series 2003, 6.500%, 9/01/24

          800  Los Angeles Community Redevelopment Agency, California, Lease       9/15 at 100.00           A2              694,800
                  Revenue Bonds, Manchester Social Services Project, Series
                  2005, 5.000%, 9/01/37 - AMBAC Insured

          495  North Natomas Community Facilities District 4, Sacramento,          9/14 at 102.00          N/R              409,766
                  California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33

        2,000  Orange County, California, Special Tax Bonds, Community             8/11 at 101.00          N/R            1,806,980
                  Facilities District 02-1 of Ladera Ranch, Series 2003A,
                  5.550%, 8/15/33

          385  Rialto Redevelopment Agency, California, Tax Allocation Bonds,      9/15 at 100.00           A-              338,669
                  Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                  GTY Insured

          475  Roseville, California, Certificates of Participation, Public        8/13 at 100.00          AA-              475,280
                  Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

          700  Sacramento, California, Special Tax Bonds, North Natomas            9/14 at 100.00          N/R              671,104
                  Community Facilities District 4, Series 2003C, 6.000%,
                  9/01/33

               San Buenaventura Redevelopment Agency, California, Merged
               Project Areas Tax Allocation Bonds, Series 2008:
        1,000     7.750%, 8/01/28                                                  8/16 at 102.00            A            1,121,230
        1,325     8.000%, 8/01/38                                                  8/16 at 102.00            A            1,465,477

        1,530  San Marcos Public Facilities Authority, California, Tax             8/15 at 100.00           A-            1,346,094
                  Allocation Bonds, Project Areas 2 and 3, Series 2005C,
                  5.000%, 8/01/35 - AMBAC Insured

          825  San Mateo Union High School District, San Mateo County,            12/17 at 100.00          N/R              758,852
                  California, Certificates of Participation, Phase 1, Series
                  2007A, 5.000%, 12/15/30 - AMBAC Insured

          415  West Patterson Financing Authority, California, Special Tax         9/14 at 105.00          N/R              440,776
                  Bonds, Community Facilities District 01-1, Refunding Series
                  2009A, 8.625%, 9/01/39

        1,930  West Patterson Financing Authority, California, Special Tax         9/13 at 103.00          N/R            1,708,127
                  Bonds, Community Facilities District 01-1, Series 2003B,
                  6.750%, 9/01/30

          500  West Patterson Financing Authority, California, Special Tax         9/13 at 102.00          N/R              383,705
                  Bonds, Community Facilities District 01-1, Series 2004B,
                  6.000%, 9/01/39

          850  West Patterson Financing Authority, California, Special Tax         9/13 at 103.00          N/R              664,182
                  Bonds, Community Facilities District 2001-1, Series 2004A,
                  6.125%, 9/01/39

        3,715  Western Placer Unified School District, Placer County,              8/18 at 100.00          AAA            3,523,863
                  California, Certificates of Participation, Series 2008,
                  5.000%, 8/01/47 - AGC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       40,535  Total Tax Obligation/Limited                                                                              38,806,378
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 11.4% (7.8% OF TOTAL INVESTMENTS)

        1,930  Bay Area Toll Authority, California, Revenue Bonds, San             4/16 at 100.00           AA            1,957,174
                  Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31
                  (UB)

        1,430  Bay Area Toll Authority, California, Revenue Bonds, San             4/18 at 100.00           AA            1,638,122
                  Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                  13.541%, 4/01/39 (IF)

        7,000  Foothill/Eastern Transportation Corridor Agency, California,        1/14 at 101.00         BBB-            6,878,270
                  Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                  1/15/27

        5,585  Port of Oakland, California, Revenue Bonds, Series 2002N,          11/12 at 100.00            A            5,744,787
                  5.000%, 11/01/16 - NPFG Insured (Alternative Minimum Tax) San
                  Francisco Airports Commission, California, Revenue Bonds,

               San Francisco International Airport, Second Series 2003,
               Issue 29A:
        2,430     5.250%, 5/01/18 - FGIC Insured (Alternative Minimum Tax)         5/13 at 100.00           A1            2,486,182
        2,555     5.250%, 5/01/19 - FGIC Insured (Alternative Minimum Tax)         5/13 at 100.00           A1            2,600,198

        1,000  San Francisco Airports Commission, California, Revenue Bonds,       5/13 at 100.00           A1            1,059,100
                  San Francisco International Airport, Second Series 2003,
                  Issue 29B, 5.125%, 5/01/17 - FGIC Insured

        2,000  San Francisco Airports Commission, California, Revenue              5/12 at 100.00           A1            2,121,500
                  Refunding Bonds, San Francisco International Airport, Second
                  Series 2002, Issue 28A, 5.250%, 5/01/17 - NPFG Insured
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
       23,930  Total Transportation                                                                                      24,485,333
-----------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 40.3% (27.6% OF TOTAL INVESTMENTS) (4)

$       9,000  Anitoch Area Public Facilities Financing Agency,                    8/11 at 100.00        A (4)     $      9,632,520
                  California, Special Tax Bonds, Community Facilities District
                  1989-1, Series 2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11)
                  - MBIA Insured

        6,000  California Department of Water Resources, Power Supply Revenue      5/12 at 101.00          Aaa            6,641,160
                  Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

          450  California Statewide Community Development Authority, Revenue      10/15 at 100.00      N/R (4)              500,544
                  Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%,
                  10/01/31 (Pre-refunded 10/01/15)

          860  California, Economic Recovery Revenue Bonds, Series 2004A,          7/14 at 100.00          AAA              999,397
                  5.000%, 7/01/15 (Pre-refunded 7/01/14)

        4,000  Daly City Housing Development Finance Agency, California, Mobile   12/13 at 102.00      N/R (4)            4,777,720
                  Home Park Revenue Bonds, Franciscan Mobile Home Park Project,
                  Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)

        4,900  East Bay Municipal Utility District, Alameda and Contra Costa       6/11 at 100.00          AAA            5,187,385
                  Counties, California, Water System Subordinated Revenue Bonds,
                  Series 2001, 5.000%, 6/01/26 (Pre-refunded 6/01/11) - NPFG
                  Insured

        2,690  Golden State Tobacco Securitization Corporation, California,        6/13 at 100.00          AAA            2,994,938
                  Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                  6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,170  Lincoln, California, Special Tax Bonds, Lincoln Crossing            9/13 at 102.00      N/R (4)            1,410,061
                  Community Facilities District 03-1, Series 2003A, 6.500%,
                  9/01/25 (Pre-refunded 9/01/13)

          885  Lincoln, California, Special Tax Bonds, Lincoln Crossing            9/13 at 102.00      N/R (4)            1,051,371
                  Community Facilities District 03-1, Series 2004, 6.000%,
                  9/01/34 (Pre-refunded 9/01/13)

        1,530  Los Angeles Unified School District, California, General            7/10 at 100.00      AA- (4)            1,557,708
                  Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                  (Pre-refunded 7/01/10) - FGIC Insured

        9,510  Los Angeles Unified School District, California, General            7/12 at 100.00      AA- (4)           10,463,758
                  Obligation Bonds, Series 2002E, 5.000%, 7/01/19
                  (Pre-refunded 7/01/12) - MBIA Insured

        3,000  Northern California Tobacco Securitization Authority, Tobacco       6/11 at 100.00          AAA            3,188,550
                  Settlement Asset-Backed Bonds, Series 2001A, 5.375%, 6/01/41
                  (Pre-refunded 6/01/11)

        2,000  Puerto Rico Public Finance Corporation, Commonwealth                  No Opt. Call          AAA            2,549,620
                  Appropriation Bonds, Series 2002E,6.000%, 8/01/26 (ETM)

        6,000  Riverside County Redevelopment Agency, California, Tax             10/11 at 102.00       A- (4)            6,580,500
                  Allocation Bonds, Jurupa Valley Project Area, Series 2001,
                  5.250%, 10/01/35 (Pre-refunded 10/01/11) - AMBAC Insured

       12,090  Santa Clara Valley Transportation Authority, California,            6/11 at 100.00          AAA           12,813,342
                  Sales Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/25
                  (Pre-refunded 6/01/11) - MBIA Insured

        4,050  Santa Rosa High School District, Sonoma County, California,         5/11 at 101.00       A+ (4)            4,332,083
                  General Obligation Bonds, Series 2001, 5.300%, 5/01/26
                  (Pre-refunded 5/01/11) - FGIC Insured

        6,200  Southwestern Community College District, San Diego County,          8/11 at 101.00      AA- (4)            6,708,462
                  California, General Obligation Bonds, Series 2001, 5.375%,
                  8/01/25 (Pre-refunded 8/01/11) - AMBAC Insured

        2,800  Tobacco Securitization Authority of Southern California,            6/12 at 100.00          AAA            3,089,156
                  Tobacco Settlement Asset-Backed Bonds, San Diego County
                  Tobacco Asset Securitization Corporation, Senior Series 2001A,
                  5.500%, 6/01/36 (Pre-refunded 6/01/12)

        1,500  Whittier, California, Health Facility Revenue Bonds,                6/12 at 101.00      N/R (4)            1,679,835
                  Presbyterian Intercommunity Hospital, Series 2002, 5.600%,
                  6/01/22 (Pre-refunded 6/01/12)

-----------------------------------------------------------------------------------------------------------------------------------
       78,635  Total U.S. Guaranteed                                                                                     86,158,110
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 9.2% (6.3% OF TOTAL INVESTMENTS)

        5,000  Anaheim Public Finance Authority, California, Second Lien          10/14 at 100.00           A+            5,339,950
                  Electric Distribution Revenue Bonds, Series 2004, 5.250%,
                  10/01/21 - NPFG Insured

        2,355  Long Beach Bond Finance Authority, California, Natural Gas            No Opt. Call            A            2,122,020
                  Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        1,000  Los Angeles Department of Water and Power, California, Power        7/13 at 100.00          AA-            1,052,730
                  System Revenue Bonds, Series  2003A-2, 5.000%, 7/01/23 -
                  NPFG Insured

          500  Los Angeles Department of Water and Power, California, Power        7/15 at 100.00          AAA              515,210
                  System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 -
                  AGM Insured (UB)

               Merced Irrigation District, California, Electric System Revenue
               Bonds, Series 2005:
          790     5.125%, 9/01/31 - SYNCORA GTY Insured                            9/15 at 100.00          N/R              708,835
        1,500     5.250%, 9/01/36 - SYNCORA GTY Insured                            9/15 at 100.00          N/R            1,331,670

                                                           Nuveen Investments 49

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)

$       2,000  Santa Clara, California, Subordinate Electric Revenue Bonds,        7/13 at 100.00           A1     $      2,087,680
                  Series 2003A, 5.250%, 7/01/20 - NPFG Insured

        2,500  Southern California Public Power Authority, California, Milford       No Opt. Call          AA-            2,602,450
                  Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%,
                  7/01/28

        4,000  Southern California Public Power Authority, Natural Gas Project       No Opt. Call            A            3,816,080
                  1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33
------------------------------------------------------------------------------------------------------------------------------------
       19,645  Total Utilities                                                                                           19,576,625
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 10.8% (7.4% OF TOTAL INVESTMENTS)

        1,400  Castaic Lake Water Agency, California, Certificates of              8/16 at 100.00          AA-            1,379,742
                  Participation, Series 2006C, 5.000%, 8/01/36 - NPFG Insured

          545  Healdsburg Public Financing Authority, California, Wastewater       4/16 at 100.00          AA-              539,485
                  Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

        1,160  Metropolitan Water District of Southern California, Waterworks      7/19 at 100.00          AAA            1,340,566
                  Revenue Bonds, Tender Option Bond Trust 09-8B, 17.472%,
                  7/01/35 (IF)

        1,500  Orange County Water District, California, Revenue Certificates      8/19 at 100.00          AAA            1,572,180
                  of Participation, Tender Option Bond Trust 11782-1, 17.862%,
                  8/15/41 (IF)

          750  Sacramento County Sanitation District Financing Authority,          6/16 at 100.00           AA              766,935
                  California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                  FGIC Insured

        1,700  San Buenaventura, California, Wastewater Revenue Certificates       3/14 at 100.00           AA            1,768,850
                  of Participation, Series 2004, 5.000%, 3/01/24 - NPFG Insured

        4,785  San Diego Public Facilities Financing Authority, California,        8/12 at 100.00           A+            5,022,097
                  Subordinate Lien Water Revenue Bonds, Series 2002, 5.000%,
                  8/01/21 - NPFG Insured

       10,000  San Francisco City and County Public Utilities Commission,          4/13 at 100.00           A+           10,713,700
                  California, Clean Water Revenue Refunding Bonds, Series
                  2003A, 5.250%, 10/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       21,840  Total Water and Sewer                                                                                     23,103,555
------------------------------------------------------------------------------------------------------------------------------------
$     315,890  Total Investments (cost $308,530,282) - 146.1%                                                           312,201,729
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.2)%                                                                        (8,905,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                       4,165,091
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (43.9)% (5)                                        (93,775,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                       $    213,686,820
               =====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.0%

 N/R  Not rated.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

50 Nuveen Investments

NZH | Nuveen California Dividend Advantage Municipal Fund 3
    | Portfolio of Investments

                                                         February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 8.0% (5.3% OF TOTAL INVESTMENTS)

$         995  California County Tobacco Securitization Agency, Tobacco            6/15 at 100.00          BBB   $          935,837
                  Settlement Asset-Backed Bonds, Sonoma County Tobacco
                  Securitization Corporation, Series 2005, 4.250%, 6/01/21

        7,500  Golden State Tobacco Securitization Corporation, California,        6/17 at 100.00          BBB            5,530,275
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-1, 5.750%, 6/01/47

       29,660  Golden State Tobacco Securitization Corporation, California,        6/22 at 100.00          BBB           18,870,878
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
       38,155  Total Consumer Staples                                                                                    25,336,990
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 4.2% (2.8% OF TOTAL
                  INVESTMENTS)

          290  California Educational Facilities Authority, Revenue Bonds,        10/15 at 100.00           A3              277,092
                  University of Redlands, Series 2005A, 5.000%, 10/01/35

               California Educational Facilities Authority, Revenue Bonds,
               University of the Pacific, Series 2006:
          200     5.000%, 11/01/21                                                11/15 at 100.00           A2              209,544
          270     5.000%, 11/01/25                                                11/15 at 100.00           A2              275,192

        1,500  California Educational Facilities Authority, Student Loan           3/10 at 100.00         Baa1            1,500,510
                  Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
                  3/01/21 - NPFG Insured (Alternative Minimum Tax)

        6,000  California State University, Systemwide Revenue Bonds, Series      11/15 at 100.00          Aa3            6,209,340
                  2005C, 5.000%, 11/01/27 - NPFG Insured

          615  California Statewide Community Development Authority, Revenue      10/13 at 100.00          N/R              551,022
                  Bonds, Notre Dame de Namur University, Series 2003, 6.500%,
                  10/01/23

        4,000  University of California, Revenue Bonds, Multi-Purpose              5/13 at 100.00          Aa1            4,225,680
                  Projects, Series 2003A, 5.000%, 5/15/23 - AMBAC Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
       12,875  Total Education and Civic Organizations                                                                   13,248,380
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 27.7% (18.4% OF TOTAL INVESTMENTS)

               California Health Facilities Financing Authority, Revenue
               Bonds, Casa Colina Inc., Series 2001:
        4,000     6.000%, 4/01/22                                                  4/12 at 100.00         BBB+            4,053,080
        2,000     6.125%, 4/01/32                                                  4/12 at 100.00         BBB+            2,001,220

          670  California Health Facilities Financing Authority, Revenue           4/16 at 100.00           A+              638,456
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        2,000  California Health Facilities Financing Authority, Revenue         1 1/16 at 100.00          Aa3            1,837,500
                  Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 - NPFG
                  Insured

        5,125  California Health Facilities Financing Authority, Revenue         1 1/16 at 100.00          Aa3            5,268,756
                  Bonds, Sutter Health, Tender Option Bond Trust 3175, 14.217%,
                  11/15/46 (IF)

        9,000  California Infrastructure Economic Development Bank, Revenue        8/11 at 102.00           A+            9,100,260
                  Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%,
                  8/01/31

        2,520  California Statewide Communities Development Authority, Revenue     3/15 at 100.00            A            2,353,100
                  Bonds, Adventist Health System West, Series 2005A, 5.000%,
                  3/01/35

        1,650  California Statewide Communities Development Authority, Revenue     3/18 at 100.00          AAA            1,642,724
                  Bonds, Adventist Health System West, Series 2007B, 5.000%,
                  3/01/37 - AGC Insured

        1,594  California Statewide Communities Development Authority, Revenue     7/18 at 100.00          AAA            1,672,569
                  Bonds, Saint Joseph Health System, Trust 2554, 18.719%,
                  7/01/47 - AGM Insured (IF)

               California Statewide Communities Development Authority, Revenue
               Bonds, ValleyCare Health System, Series 2007A:
          900     4.800%, 7/15/17                                                    No Opt. Call          N/R              861,597
        3,435     5.125%, 7/15/31                                                  7/17 at 100.00          N/R            2,811,067

        6,525  California Statewide Community Development Authority, Health          No Opt. Call          AA-            7,170,910
                  Facility Revenue Refunding Bonds, Memorial Health Services,
                  Series 2003A, 6.000%, 10/01/12

        6,450  California Statewide Community Development Authority, Hospital      6/13 at 100.00          AAA            7,004,055
                  Revenue Bonds, Monterey Peninsula Hospital, Series 2003B,
                  5.250%, 6/01/18 - AGM Insured

                                                           Nuveen Investments 51

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

 $      4,500  California Statewide Community Development Authority, Insured       7/17 at 100.00          AAA    $       4,586,760
                  Health Facility Revenue Bonds, Catholic Healthcare West,
                  Series 2008K, 5.500%, 7/01/41 - AGC Insured

        7,665  California Statewide Community Development Authority, Insured       5/10 at 102.00           A-            7,707,387
                  Mortgage Hospital Revenue Bonds, Mission Community Hospital,
                  Series 2001, 5.375%, 11/01/21

       12,425  California Statewide Community Development Authority, Revenue       3/16 at 100.00           A+           11,610,169
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

          645  California Statewide Community Development Authority, Revenue       8/16 at 100.00           A+              647,070
                  Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

        6,720  California Statewide Community Development Authority, Revenue      11/16 at 100.00          Aa3            5,557,709
                  Bonds, Sutter Health, Tender Option Bond Trust 3102, 15.732%,
                  11/15/46 (IF)

        2,950  Loma Linda, California, Hospital Revenue Bonds, Loma Linda         12/17 at 100.00          BBB            3,258,511
                  University Medical Center, Series 2008A, 8.250%, 12/01/38

          695  Oak Valley Hospital District, Stanislaus Conty, California,        11/20 at 100.00         BBB-              678,355
                  Revenue Bonds, Series 2010, 6.500%, 11/01/29

               Rancho Mirage Joint Powers Financing Authority, California,
               Revenue Bonds, Eisenhower Medical Center, Series 2007A:
        5,790     5.000%, 7/01/38                                                  7/17 at 100.00           A3            5,245,624
        2,500     5.000%, 7/01/47                                                  7/17 at 100.00           A3            2,207,100
-----------------------------------------------------------------------------------------------------------------------------------
       89,759  Total Health Care                                                                                         87,913,979
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 3.4% (2.3% OF TOTAL INVESTMENTS)

          325  Independent Cities Lease Finance Authority, California, Mobile      5/16 at 100.00          N/R              277,436
                  Home Park Revenue Bonds, San Juan Mobile Estates, Series
                  2006B, 5.850%, 5/15/41

        1,735  Rohnert Park Finance Authority, California, Senior Lien Revenue     9/13 at 100.00           A+            1,637,649
                  Bonds, Rancho Feliz Mobile Home Park, Series 2003A, 5.750%,
                  9/15/38

        1,125  Rohnert Park Finance Authority, California, Subordinate Lien        9/13 at 100.00          N/R            1,111,725
                  Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                  6.625%, 9/15/38

        3,610  San Bernardino County Housing Authority, California, GNMA          11/11 at 105.00          Aaa            3,781,186
                  Collateralized Multifamily Mortgage Revenue Bonds, Pacific
                  Palms Mobile Home Park, Series 2001A, 6.700%, 12/20/41

               San Jose, California, Multifamily Housing Revenue Bonds, GNMA
               Mortgage-Backed Securities Program, Lenzen Housing, Series 2001B:
        1,250     5.350%, 2/20/26 (Alternative Minimum Tax)                        8/11 at 102.00          N/R            1,270,200
        2,880     5.450%, 2/20/43 (Alternative Minimum Tax)                        8/11 at 102.00          N/R            2,896,272
-----------------------------------------------------------------------------------------------------------------------------------
       10,925  Total Housing/Multifamily                                                                                 10,974,468
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 4.4% (2.9% OF TOTAL INVESTMENTS)

        2,655  California Housing Finance Agency, California, Home Mortgage        2/17 at 100.00          AA-            2,790,007
                  Revenue Bonds, Series 2008, Trust 3137, 15.580%, 8/01/37
                  (Alternative Minimum Tax) (IF)

          540  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00          AA-              580,613
                  Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                  Minimum Tax)

       14,505  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00          AA-           10,499,009
                  Series 2007M, Trust 1021, 7.594%, 8/01/31 (Alternative
                  Minimum Tax) (IF)
-----------------------------------------------------------------------------------------------------------------------------------
       17,700  Total Housing/Single Family                                                                               13,869,629
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)
        2,000  California Pollution Control Financing Authority, Solid Waste       1/16 at 102.00          BBB            1,981,020
                  Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                  5.000%, 1/01/22 (Alternative Minimum Tax)

        5,205  California Statewide Communities Development Authority, Revenue       No Opt. Call           BB            3,493,180
                  Bonds, EnerTech Regional Biosolids Project, Series 2007A,
                  5.500%, 12/01/33 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        7,205  Total Industrials                                                                                          5,474,200
-----------------------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 1.9% (1.3% OF TOTAL INVESTMENTS)

$       2,450  California Health Facilities Financing Authority, Cal-Mortgage      1/13 at 100.00           A-     $      2,448,751
                  Insured Revenue Bonds, Northern  California Retired Officers
                  Community Corporation - Paradise Valley Estates, Series 2002,
                  5.125%, 1/01/22

               California Health Facilities Financing Authority, Insured Senior
               Living Revenue Bonds, Aldersly Project, Series 2002A:
        1,500     5.125%, 3/01/22                                                  3/12 at 101.00           A-            1,499,325
        1,315     5.250%, 3/01/32                                                  3/12 at 101.00           A-            1,198,333

        1,000  California Municipal Finance Authority, Revenue Bonds, Harbor      11/19 at 100.00          Ba1            1,016,020
                  Regional Center Project, Series 2009, 8.000%, 11/01/29
-----------------------------------------------------------------------------------------------------------------------------------
        6,265  Total Long-Term Care                                                                                       6,162,429
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 20.0% (13.3% OF TOTAL INVESTMENTS)

        9,335  California, General Obligation Bonds, Series 2002, 6.000%,            No Opt. Call          AAA           10,804,702
                  2/01/16 - AGM Insured

               California, General Obligation Bonds, Various Purpose Series
               2009:
        3,040     6.000%, 11/01/39                                                11/19 at 100.00           A-            3,145,701
        3,500     5.500%, 11/01/39                                                11/19 at 100.00           A-            3,400,040

       14,300  California, General Obligation Veterans Welfare Bonds, Series       6/10 at 100.00          AA-           14,301,144
                  2001BZ, 5.350%, 12/01/21 - NPFG Insured (Alternative Minimum
                  Tax)

        1,960  California, Various Purpose General Obligation Bonds, Series        6/17 at 100.00           A-            1,768,626
                  2007, 5.000%, 6/01/37

        3,000  Contra Costa County Community College District, California,         8/12 at 100.00           AA            3,145,830
                  General Obligation Bonds, Series 2002, 5.000%, 8/01/23 - FGIC
                  Insured

        2,500  Fullerton Joint Union High School District, Orange County,          8/12 at 100.00          Aa3            2,611,550
                  California, General Obligation Bonds, Series 2002A, 5.000%,
                  8/01/23 - AGM Insured

        2,260  Jurupa Unified School District, Riverside County, California,       8/11 at 101.00            A            2,319,596
                  General Obligation Bonds, Series 2002, 5.125%, 8/01/22 - FGIC
                  Insured

          870  Puerto Rico, General Obligation and Public Improvement Bonds,       7/11 at 100.00          AAA              876,029
                  Series 2001, 5.000%, 7/01/24 - AGM Insured

          575  Roseville Joint Union High School District, Placer County,          8/15 at 100.00          AA-              595,700
                  California, General Obligation Bonds, Series 2006B, 5.000%,
                  8/01/27 - FGIC Insured

       10,810  San Diego Unified School District, San Diego County, California,    7/11 at 102.00          AAA           11,603,454
                  General Obligation Bonds, Election of 1998, Series 2001C,
                  5.000%, 7/01/26 - AGM Insured

        4,000  San Diego Unified School District, San Diego County, California,    7/12 at 101.00           AA            4,418,600
                  General Obligation Bonds, Election of 1998, Series 2002D,
                  5.250%, 7/01/21 - FGIC Insured

        2,715  San Jose-Evergreen Community College District, Santa Clara          9/15 at 100.00          Aa2            2,848,144
                  County, California, General Obligation Bonds, Series 2005A,
                  5.000%, 9/01/25 - NPFG Insured

        1,630  West Contra Costa Unified School District, Contra Costa County,     8/11 at 101.00            A            1,658,427
                  California, General Obligation Bonds, Series 2003C, 5.000%,
                  8/01/22 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       60,495  Total Tax Obligation/General                                                                              63,497,543
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 37.9% (25.2% OF TOTAL INVESTMENTS)

        2,040  Borrego Water District, California, Community Facilities            8/17 at 102.00          N/R            1,799,831
                  District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                  5.750%, 8/01/25

        7,135  Brentwood Infrastructure Financing Authority, Contra Costa         11/11 at 100.00          AAA            7,286,191
                  County, California, Capital Improvement Revenue Bonds, Series
                  2001, 5.000%, 11/01/25 - AGM Insured

        8,210  California State Public Works Board, Lease Revenue Bonds,          12/13 at 100.00         BBB+            8,687,576
                  Department of Corrections, Series 2003C, 5.500%, 6/01/16

        4,000  California State Public Works Board, Lease Revenue Bonds,           3/12 at 100.00         BBB+            3,763,960
                  Department of General Services, Series 2002B, 5.000%, 3/01/27
                  - AMBAC Insured

        4,510  California State Public Works Board, Lease Revenue Bonds,          12/11 at 102.00         BBB+            4,312,282
                  Department of Mental Health, Hospital Addition, Series 2001A,
                  5.000%, 12/01/26 - AMBAC Insured

        1,000  California State Public Works Board, Lease Revenue Bonds,          10/19 at 100.00         BBB+              999,940
                  Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30

                                                           Nuveen Investments 53

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Capistrano Unified School District, Orange County, California,
                Special Tax Bonds, Community Facilities District 90-2 - Talega,
                Series 2003:
$       1,750      5.875%, 9/01/23                                                 9/13 at 100.00          N/R     $      1,764,035
          550      6.000%, 9/01/33                                                 9/13 at 100.00          N/R              519,613

          715   Capistrano Unified School District, Orange County, California,     9/15 at 100.00            A              694,873
                   Special Tax Bonds, Community Facilities District, Series
                   2005, 5.000%, 9/01/24 - FGIC Insured

        2,160   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00          BBB            1,869,329
                   Redevelopment Project Area Tax Allocation Bonds, Series
                   2006, 5.000%, 9/01/38 - AMBAC Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community           9/14 at 100.00          N/R            1,057,793
                   Facilities District 22, Series 2004,
                   6.000%, 9/01/34

        1,000   Fullerton Community Facilities District 1, California, Special     9/12 at 100.00          N/R            1,012,260
                   Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22

                Irvine, California, Unified School District, Community
                Facilities District Special Tax Bonds, Series 2006A:
          330      5.000%, 9/01/26                                                 9/16 at 100.00          N/R              294,446
          760      5.125%, 9/01/36                                                 9/16 at 100.00          N/R              637,078

        3,000   Lake Elsinore Public Finance Authority, California, Local         10/13 at 102.00          N/R            3,025,260
                   Agency Revenue Refunding Bonds, Series 2003H, 6.000%,
                   10/01/20

          685   Lammersville School District, San Joaquin County, California,      9/16 at 100.00          N/R              525,922
                   Community Facilities District 2002, Mountain House Special
                   Tax Bonds, Series 2006, 5.125%, 9/01/35

        5,250   Lammersville School District, San Joaquin County, California,      9/12 at 101.00          N/R            5,104,260
                   Special Tax Bonds, Community Facilities District of Mountain
                   House, Series 2002, 6.300%, 9/01/24

        2,000   Lee Lake Water District, Riverside County, California, Special     9/13 at 102.00          N/R            1,866,660
                   Tax Bonds, Community Facilities District 1 of Sycamore
                   Creek, Series 2003, 6.500%, 9/01/24

        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax            8/17 at 100.00         BBB+              794,130
                   Allocation Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured

        5,425   Lodi, California, Certificates of Participation, Public           10/12 at 100.00            A            5,475,995
                   Improvement Financing Project, Series 2002, 5.000%, 10/01/26
                   - NPFG Insured

        1,310   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00           A2            1,137,735
                   Revenue Bonds, Manchester Social Services Project, Series
                   2005, 5.000%, 9/01/37 - AMBAC Insured

        1,675   Moreno Valley Unified School District, Riverside County,           3/14 at 100.00          AAA            1,711,599
                   California, Certificates of Participation, Series 2005,
                   5.000%, 3/01/26 - AGM Insured

                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          545      5.000%, 9/01/26                                                 9/14 at 102.00          N/R              483,671
          250      5.000%, 9/01/33                                                 9/14 at 102.00          N/R              206,953

        3,000   Oakland Redevelopment Agency, California, Subordinate Lien Tax     3/13 at 100.00            A            3,084,510
                   Allocation Bonds, Central District Redevelopment Project,
                   Series 2003, 5.500%, 9/01/19 - FGIC Insured

        4,520   Ontario Redevelopment Financing Authority, California, Lease       8/11 at 101.00           A+            4,573,743
                   Revenue Bonds, Capital Projects, Series 2001, 5.000%,
                   8/01/24 - AMBAC Insured

        2,000   Orange County, California, Special Tax Bonds, Community            8/11 at 101.00          N/R            1,806,980
                   Facilities District 02-1 of Ladera Ranch, Series 2003A,
                   5.550%, 8/15/33

       11,165   Palm Desert Financing Authority, California, Tax Allocation        4/12 at 102.00            A           10,231,491
                   Revenue Refunding Bonds, Project Area 1, Series 2002,
                   5.100%, 4/01/30 - NPFG Insured

        3,250   Pomona Public Financing Authority, California, Revenue             2/11 at 100.00            A            3,103,328
                   Refunding Bonds, Merged Redevelopment Projects, Series
                   2001AD, 5.000%, 2/01/27 - NPFG Insured

        6,000   Puerto Rico Highway and Transportation Authority, Highway            No Opt. Call          BBB            5,706,960
                   Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          625   Rialto Redevelopment Agency, California, Tax Allocation Bonds,     9/15 at 100.00           A-              549,788
                   Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                   GTY Insured

54 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         780   Roseville, California, Certificates of Participation, Public       8/13 at 100.00          AA-     $        780,460
                   Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,145   Sacramento, California, Special Tax Bonds, North Natomas           9/14 at 100.00          N/R            1,097,734
                   Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

       14,505   San Diego Redevelopment Agency, California, Subordinate Lien Tax   9/11 at 101.00          AAA           14,833,248
                   Allocation Bonds, Centre City Project, Series 2001, 5.000%,
                   9/01/26 - AGM Insured (UB)

        2,300   San Francisco Bay Area Rapid Transit District, California, Sales   7/11 at 100.00          AA+            2,360,214
                   Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 - AMBAC
                   Insured

        1,345   San Mateo Union High School District, San Mateo County,           12/17 at 100.00          N/R            1,237,158
                   California, Certificates of Participation, Phase 1, Series
                   2007A, 5.000%, 12/15/30 - AMBAC Insured

        8,710   South Orange County Public Financing Authority, California,        8/15 at 100.00         BBB+            7,861,123
                   Special Tax Revenue Bonds, Ladera Ranch, Series 2005A,
                   5.000%, 8/15/32 - AMBAC Insured

          600   West Patterson Financing Authority, California, Special Tax        9/14 at 105.00          N/R              637,266
                   Bonds, Community Facilities District 01-1, Refunding Series
                   2009A, 8.625%, 9/01/39

        2,810   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00          N/R            2,473,615
                   Bonds, Community Facilities District 01-1, Series 2003B,
                   7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California, Special Tax        9/13 at 102.00          N/R            1,534,820
                   Bonds, Community Facilities District 01-1, Series 2004B,
                   6.000%, 9/01/39

        1,375   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00          N/R            1,074,411
                   Bonds, Community Facilities District 2001-1, Series 2004A,
                   6.125%, 9/01/39

        2,500   Yucaipa-Calimesa Joint Unified School District, San Bernardino    10/11 at 100.00            A            2,417,750
                   County, California, General Obligation Refunding Bonds,
                   Series 2001A, 5.000%, 10/01/26 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
      125,055   Total Tax Obligation/Limited                                                                            120,395,991
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 7.2% (4.8% OF TOTAL INVESTMENTS)

        1,690   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00           AA            1,713,795
                   Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31
                   (UB)

       11,750   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00         BBB-           11,476,108
                   Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                   1/15/28

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003,
                Issue 29B:
        4,110      5.125%, 5/01/17 - FGIC Insured                                  5/13 at 100.00           A1            4,352,901
        5,140      5.125%, 5/01/19 - FGIC Insured                                  5/13 at 100.00           A1            5,374,898
------------------------------------------------------------------------------------------------------------------------------------
       22,690   Total Transportation                                                                                     22,917,702
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.2% (14.8% OF TOTAL INVESTMENTS) (4)

        4,000   Beaumont Financing Authority, California, Local Agency Revenue     9/12 at 102.00      N/R (4)            4,653,640
                   Bonds, Series 2002A, 6.750%, 9/01/25 (Pre-refunded 9/01/12)

       10,140   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00     Baa3 (4)           10,847,265
                   Settlement Asset-Backed Bonds, Merced County Tobacco Funding
                   Corporation, Series 2002A, 5.500%, 6/01/33 (Pre-refunded
                   6/01/12)

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
        3,500      5.375%, 5/01/17 (Pre-refunded 5/01/12) - SYNCORA GTY Insured    5/12 at 101.00          Aaa            3,892,945
        9,000      5.125%, 5/01/18 (Pre-refunded 5/01/12)                          5/12 at 101.00          Aaa            9,961,740

          720   California Statewide Community Development Authority, Revenue     10/15 at 100.00      N/R (4)              800,870
                   Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%,
                   10/01/31 (Pre-refunded 10/01/15)

        2,000   Daly City Housing Development Finance Agency, California, Mobile  12/13 at 102.00      N/R (4)            2,385,140
                   Home Park Revenue Bonds, Franciscan Mobile Home Park Project,
                   Series 2002A, 5.800%, 12/15/25 (Pre-refunded 12/15/13)

        5,130   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00          AAA            5,711,537
                   Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                   6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing           9/13 at 102.00      N/R (4)            2,338,049
                   Community Facilities District 03-1, Series 2003A, 6.500%,
                   9/01/25 (Pre-refunded 9/01/13)

                                                        Nuveen Investments    55

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing           9/13 at 102.00      N/R (4)     $      1,585,967
                   Community Facilities District 03-1, Series 2004, 6.000%,
                   9/01/34 (Pre-refunded 9/01/13)

        1,525   Lucia Mar Unified School District, San Luis Obispo County,         8/14 at 100.00       A1 (4)            1,799,454
                   California, General Obligation Bonds, Series 2004A, 5.250%,
                   8/01/22 (Pre-refunded 8/01/14) - FGIC Insured

        5,500   Puerto Rico Highway and Transportation Authority, Highway          7/12 at 100.00          AAA            6,056,105
                   Revenue Bonds, Series 2002D,  5.375%,7/01/36 (Pre-refunded
                   7/01/12)

        4,725   San Francisco Bay Area Rapid Transit District, California, Sales   7/11 at 100.00      AA+ (4)            5,023,006
                   Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 (Pre-refunded
                   7/01/11) - AMBAC Insured

        7,595   San Francisco State University Foundation Inc., California,        9/11 at 101.00        A (4)            8,197,359
                   Auxiliary Organization Student Housing Revenue Bonds, Series
                   2001, 5.000%, 9/01/26 (Pre-refunded 9/01/11) - MBIA Insured

        4,200   Tobacco Securitization Authority of Southern California, Tobacco   6/12 at 100.00          AAA            4,633,734
                   Settlement Asset-Backed Bonds, San Diego County Tobacco Asset
                   Securitization Corporation, Senior Series 2001A, 5.500%,
                   6/01/36 (Pre-refunded 6/01/12)

       2,500   Whittier, California, Health Facility Revenue Bonds,               6/12 at 101.00       N/R (4)           2,799,725
                   Presbyterian Intercommunity Hospital, Series 2002, 5.600%,
                   6/01/22 (Pre-refunded 6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
       63,810   Total U.S. Guaranteed                                                                                    70,686,536
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.5% (2.4% OF TOTAL INVESTMENTS)

        3,815   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call            A            3,437,582
                   Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        1,285   Merced Irrigation District, California, Electric System Revenue    9/15 at 100.00          N/R            1,152,979
                   Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured

        5,000   Merced Irrigation District, California, Revenue Certificates of    9/13 at 102.00         Baa3            4,509,050
                   Participation, Electric System Project, Series 2003, 5.700%,
                   9/01/36

        2,250   Salinas Valley Solid Waste Authority, California, Revenue Bonds,   8/12 at 100.00           A-            2,178,585
                   Series 2002, 5.125%, 8/01/22 - AMBAC Insured (Alternative
                   Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       12,350   Total Utilities                                                                                          11,278,196
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.1% (5.4% OF TOTAL INVESTMENTS)

        1,070   Burbank, California, Wastewater System Revenue Bonds, Series       6/14 at 100.00          AA+            1,117,305
                   2004A, 5.000%, 6/01/22 - AMBAC Insured

        7,000   Carmichael Water District, Sacramento County, California, Water    3/10 at 102.00          AA-            7,038,850
                   Revenue Certificates of Participation, Series 1999, 5.125%,
                   9/01/29 - NPFG Insured

        1,125   Fortuna Public Finance Authority, California, Water Revenue       10/16 at 100.00          AAA            1,105,448
                   Bonds, Series 2006, 5.000%, 10/01/36 - AGM Insured

          890   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00          AA-              880,993
                   Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

          850   Marina Coast Water District, California, Enterprise Certificate    6/16 at 100.00           A+              851,292
                   of Participation, Series 2006, 5.000%, 6/01/31 - NPFG Insured

        1,000   Pico Rivera Water Authority, California, Revenue Bonds, Series    12/11 at 102.00          N/R              929,010
                   2001A, 6.250%, 12/01/32

        1,000   San Buenaventura, California, Wastewater Revenue Certificates of   3/14 at 100.00           AA            1,040,500
                   Participation, Series 2004, 5.000%, 3/01/24 - NPFG Insured

56 Nuveen Investments

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
$       2,500      5.000%, 8/01/23 - NPFG Insured                                  8/12 at 100.00           A+     $      2,590,900
        6,260      5.000%, 8/01/24 - NPFG Insured                                  8/12 at 100.00           A+            6,439,537

        3,315   San Francisco City and County Public Utilities Commission,         4/13 at 100.00           A+            3,640,931
                   California, Clean Water Revenue Refunding Bonds, Series
                   2003A, 5.250%, 10/01/18 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
       25,010   Total Water and Sewer                                                                                    25,634,766
------------------------------------------------------------------------------------------------------------------------------------
$     492,294   Total Investments (cost $484,402,035) - 150.2%                                                          477,390,809
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.5)%                                                                      (11,100,000)
                --------------------------------------------------------------------------------------------------------------------
                MuniFund Term Preferred Shares, at Liquidation Value - (27.1)% (5)                                      (86,250,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      7,319,335
                --------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (21.9)% (5)                                       (69,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $    317,860,144
                ====================================================================================================================

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5) MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 18.1% and 14.6%, respectively.

 N/R  Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 57

NKL | Nuveen Insured California Dividend Advantage Municipal Fund
    | Portfolio of Investments

                                                         February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 4.0% (2.7% OF TOTAL INVESTMENTS)

$      14,155  Golden State Tobacco Securitization Corporation, California,        6/22 at 100.00           BBB     $     9,005,977
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 4.9% (3.2% OF TOTAL
                  INVESTMENTS)

        1,675  California Educational Facilities Authority, Revenue Bonds,        10/12 at 100.00            A2           1,691,080
                  University of San Diego, Series 2002A, 5.250%, 10/01/30

        9,000  California State University, Systemwide Revenue Bonds, Series      11/12 at 100.00           Aa3           9,203,850
                  2002A, 5.125%, 11/01/26 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       10,675  Total Education and Civic Organizations                                                                   10,894,930
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 6.4% (4.3% OF TOTAL INVESTMENTS)

        5,000  ABAG Finance Authority for Non-Profit Corporations, California,     4/12 at 100.00            A-           5,016,550
                  Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                  Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26

        2,815  California Health Facilities Financing Authority, Revenue Bonds,    8/13 at 100.00            AA           2,900,717
                  Lucile Salter Packard Children's Hospital, Series 2003C,
                  5.000%, 8/15/20 - AMBAC Insured

        1,748  California Statewide Communities Development Authority, Revenue     7/18 at 100.00           AAA           1,834,211
                  Bonds, Saint Joseph Health System, Trust 2554, 18.719%,
                  7/01/47 - AGM Insured (IF)

        5,000  California Statewide Community Development Authority, Revenue       3/16 at 100.00            A+           4,672,100
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41
-----------------------------------------------------------------------------------------------------------------------------------
       14,563  Total Health Care                                                                                         14,423,578
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000  California Statewide Community Development Authority, Student       8/12 at 100.00          Baa1           1,005,820
                  Housing Revenue Bonds, EAH - Irvine East Campus Apartments,
                  LLC Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured

        1,905  Los Angeles, California, GNMA Mortgage-Backed Securities Program    7/11 at 102.00           AAA           1,965,179
                  Multifamily Housing Revenue Bonds, Park Plaza West Senior
                  Apartments, Series 2001B, 5.300%, 1/20/21 (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        2,905  Total Housing/Multifamily                                                                                  2,970,999
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

          350  California Housing Finance Agency, Home Mortgage Revenue Bonds,     2/16 at 100.00           AA-             376,324
                  Series 2006H, 5.750%, 8/01/30 - FGIC Insured (Alternative
                  Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        2,435  California Pollution Control Financing Authority, Solid Waste         No Opt. Call           BBB           2,470,137
                  Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                  5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum
                  Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 1.3% (0.9% OF TOTAL INVESTMENTS)

        3,000  ABAG Finance Authority for Non-Profit Corporations, California,    11/12 at 100.00            A-           3,005,010
                  Insured Senior Living Revenue Bonds, Odd Fellows Home of
                  California, Series 2003A, 5.200%, 11/15/22
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 27.7% (18.5% OF TOTAL INVESTMENTS)

        5,920  Cajon Valley Union School District, San Diego County,               8/10 at 102.00           AA-           6,027,270
                  California, General Obligation Bonds, Series 2002B, 5.125%,
                  8/01/32 - NPFG Insured

          900  California, General Obligation Bonds, Series 2003, 5.000%,          8/13 at 100.00            A-             924,291
                  2/01/21

        8,250  California, General Obligation Refunding Bonds, Series 2002,        2/12 at 100.00             A           8,344,380
                  5.000%, 2/01/22 - NPFG Insured

        3,375  Coast Community College District, Orange County, California,        8/18 at 100.00           AAA           2,870,066
                  General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 - AGM
                  Insured

          230  El Monte Union High School District, Los Angeles County,            6/13 at 100.00           AAA             233,301
                  California, General Obligation Bonds, Series 2003A, 5.000%,
                  6/01/28 - AGM Insured

        2,730  Fontana Unified School District, San Bernardino County,             8/18 at 100.00           AAA           3,010,589
                  California, General Obligation Bonds, Trust 2668, 9.329%,
                  8/01/28 - AGM Insured (IF)

58 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      10,000  Fremont Unified School District, Alameda County, California,        8/12 at 101.00           Aa3     $    10,313,800
                  General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                  FGIC Insured

        1,000  Los Rios Community College District, Sacramento, El Dorado and      8/14 at 102.00           AAA           1,093,820
                  Yolo Counties, California, General Obligation Bonds, Series
                  2006C, 5.000%, 8/01/25 - AGM Insured (UB)

        1,500  Madera Unified School District, Madera County, California,          8/12 at 100.00           AAA           1,506,075
                  General Obligation Bonds, Series 2002, 5.000%, 8/01/28 - AGM
                  Insured

        2,000  Murrieta Valley Unified School District, Riverside County,          9/17 at 100.00           AAA           1,917,180
                  California, General Obligation Bonds, Series 2007, 4.500%,
                  9/01/30 - AGM Insured

        2,500  Oakland Unified School District, Alameda County, California,        8/12 at 100.00             A           2,529,375
                  General Obligation Bonds, Series 2002, 5.250%, 8/01/21 - FGIC
                  Insured

          375  Roseville Joint Union High School District, Placer County,          8/15 at 100.00           AA-             388,500
                  California, General Obligation Bonds, Series 2006B, 5.000%,
                  8/01/27 - FGIC Insured

        3,250  San Diego Unified School District, San Diego County, California,    7/11 at 102.00           AAA           3,488,550
                  General Obligation Bonds, Election of 1998, Series 2001C,
                  5.000%, 7/01/22 - AGM Insured

        1,500  San Juan Capistano, California, General Obligation Bonds, Open      8/19 at 100.00           AAA           1,711,980
                  Space Program, Tender Option Bond Trust 3646, 17.931%,
                  8/01/40 (IF)

        3,500  San Mateo County Community College District, California, General    9/12 at 100.00           Aa1           3,593,765
                  Obligation Bonds, Series 2002A, 5.000%, 9/01/26 - FGIC Insured

       10,000  Vista Unified School District, San Diego County, California,        8/12 at 100.00           AAA          10,243,800
                  General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 - AGM
                  Insured

        3,905  West Kern Community College District, California, General          11/17 at 100.00            A+           3,883,874
                  Obligation Bonds, Election 2004, Series 2007C, 5.000%,
                  10/01/32 - SYNCORA GTY Insured
-----------------------------------------------------------------------------------------------------------------------------------
       60,935  Total Tax Obligation/General                                                                              62,080,616
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 47.2% (31.6% OF TOTAL INVESTMENTS)

        1,450  Baldwin Park Public Financing Authority, California, Sales Tax      8/13 at 102.00           BBB           1,455,960
                  and Tax Allocation Bonds, Puente Merced Redevelopment
                  Project, Series 2003, 5.250%, 8/01/21

        6,895  Brea and Olinda Unified School District, Orange County,             8/11 at 101.00           AAA           7,124,190
                  California, Certificates of Participation Refunding, Series
                  2002A, 5.125%, 8/01/26 - AGM Insured

        2,200  California Infrastructure Economic Development Bank, Los Angeles    9/13 at 101.00           N/R           2,080,562
                  County, Revenue Bonds, Department of Public Social Services,
                  Series 2003, 5.000%, 9/01/28 - AMBAC Insured

        3,100  California State Public Works Board, Lease Revenue Bonds,          11/15 at 100.00          BBB+           2,813,622
                  Department of Health Services, Richmond Lab, Series 2005B,
                  5.000%, 11/01/30 - SYNCORA GTY Insured

          465  Capistrano Unified School District, Orange County, California,      9/15 at 100.00             A             451,910
                  Special Tax Bonds, Community Facilities District, Series
                  2005, 5.000%, 9/01/24 - FGIC Insured

        1,400  Chino Redevelopment Agency, California, Merged Chino                9/16 at 101.00           BBB           1,211,602
                  Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                  5.000%, 9/01/38 - AMBAC Insured

        7,035  Corona-Norco Unified School District, Riverside County,             9/13 at 100.00             A           7,116,184
                  California, Special Tax Bonds, Community Facilities District
                  98-1, Series 2003, 5.000%, 9/01/28 - NPFG Insured

        3,145  Culver City Redevelopment Agency, California, Tax Allocation        5/11 at 101.00             A           2,891,576
                  Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%,
                  11/01/25 - NPFG Insured

        8,170  El Monte, California, Senior Lien Certificates of Participation,    1/11 at 100.00            A3           8,236,994
                  Department of Public Services Facility Phase II, Series 2001,
                  5.000%, 1/01/21 - AMBAC Insured

        4,000  Folsom Public Financing Authority, California, Special Tax          9/12 at 102.00           N/R           4,004,280
                  Revenue Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC Insured

        7,700  Golden State Tobacco Securitization Corporation, California,        6/15 at 100.00           AAA           6,505,730
                  Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust
                  2091, 9.613%, 6/01/45 - AGC Insured (IF)

        8,780  Golden State Tobacco Securitization Corporation, California,        6/15 at 100.00          BBB+           7,419,363
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  5.000%, 6/01/45 - AMBAC Insured

        1,300  Hesperia Public Financing Authority, California, Redevelopment      9/17 at 100.00          Baa2           1,062,984
                  and Housing Projects Tax Allocation Bonds, Series 2007A,
                  5.000%, 9/01/37 - SYNCORA GTY Insured

                                                           Nuveen Investments 59

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

$       2,115  Inglewood Redevelopment Agency, California, Tax Allocation            No Opt. Call           N/R     $     2,098,566
                  Refunding Bonds, Merged Area Redevelopment Project, Series
                  1998A, 5.250%, 5/01/23 - AMBAC Insured

        3,500  La Quinta Redevelopment Agency, California, Tax Allocation          9/11 at 102.00            A+           3,266,130
                  Bonds, Redevelopment Project Area 1, Series 2001, 5.100%,
                  9/01/31 - AMBAC Insured

        3,400  La Quinta Redevelopment Agency, California, Tax Allocation          9/12 at 102.00            A+           3,423,562
                  Bonds, Redevelopment Project Area 1, Series 2002, 5.000%,
                  9/01/22 - AMBAC Insured

          845  Los Angeles Community Redevelopment Agency, California, Lease       9/15 at 100.00            A2             733,883
                  Revenue Bonds, Manchester Social Services Project, Series
                  2005, 5.000%, 9/01/37 - AMBAC Insured

        1,460  Los Angeles, California, Certificates of Participation,             6/13 at 100.00            A+           1,465,125
                  Municipal Improvement Corporation, Series 2003AW, 5.000%,
                  6/01/33 - AMBAC Insured

        7,000  Los Angeles, California, Certificates of Participation, Series      4/12 at 100.00            A+           7,074,340
                  2002, 5.200%, 4/01/27 - AMBAC Insured

        8,470  Ontario Redevelopment Financing Authority, California, Lease        8/11 at 101.00            A+           8,661,083
                  Revenue Bonds, Capital Projects, Series 2001, 5.200%, 8/01/29
                  - AMBAC Insured

        5,000  Palm Desert Financing Authority, California, Tax Allocation         4/12 at 102.00             A           4,795,050
                  Revenue Refunding Bonds, Project Area 1, Series 2002, 5.000%,
                  4/01/25 - NPFG Insured

        3,000  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           BBB           2,853,480
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          405  Rialto Redevelopment Agency, California, Tax Allocation Bonds,      9/15 at 100.00            A-             356,262
                  Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                  GTY Insured

        4,475  Riverside County, California, Asset Leasing Corporate Leasehold     6/12 at 101.00             A           4,526,507
                  Revenue Bonds, Riverside County Hospital Project, Series
                  1997B, 5.000%, 6/01/19 - NPFG Insured

          505  Roseville, California, Certificates of Participation, Public        8/13 at 100.00           AA-             505,298
                  Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,175  San Buenaventura, California, Certificates of Participation,        2/11 at 101.00           N/R           2,986,723
                  Series 2001C, 5.250%, 2/01/31 - AMBAC Insured

        3,730  San Diego Redevelopment Agency, California, Subordinate Lien Tax    9/10 at 100.50          Baa2           3,582,702
                  Increment and Parking Revenue Bonds, Centre City Project,
                  Series 2003B, 5.250%, 9/01/26

        4,000  San Jose Financing Authority, California, Lease Revenue             9/11 at 100.00           AA+           4,222,560
                  Refunding Bonds, Convention Center Project, Series 2001F,
                  5.000%, 9/01/19 - NPFG Insured

        1,000  San Jose Redevelopment Agency, California, Tax Allocation Bonds,    8/15 at 100.00             A             929,360
                  Merged Project Area, Series 2005A, 5.000%, 8/01/28 - NPFG
                  Insured

        2,160  Temecula Redevelopment Agency, California, Tax Allocation           8/10 at 100.00             A           2,090,988
                  Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%,
                  8/01/27 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
      109,880  Total Tax Obligation/Limited                                                                             105,946,576
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 5.3% (3.6% OF TOTAL INVESTMENTS)

        7,500  Foothill/Eastern Transportation Corridor Agency, California,        1/14 at 101.00          BBB-           7,279,050
                  Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                  1/15/29

               San Francisco Airports Commission, California, Revenue Bonds,
               San Francisco International Airport, Second Series 2003,
               Issue 29A:
        2,185     5.250%, 5/01/16 - FGIC Insured (Alternative Minimum Tax)         5/13 at 100.00            A1           2,285,881
        2,300     5.250%, 5/01/17 - FGIC Insured (Alternative Minimum Tax)         5/13 at 100.00            A1           2,373,830
-----------------------------------------------------------------------------------------------------------------------------------
       11,985  Total Transportation                                                                                      11,938,761
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 20.9% (14.0% OF TOTAL INVESTMENTS) (4)

        6,000  California Department of Water Resources, Power Supply Revenue      5/12 at 101.00           Aaa           6,641,160
                  Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

           35  California Department of Water Resources, Water System Revenue     12/12 at 100.00           AAA              39,209
                  Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23
                  (Pre-refunded 12/01/12) - FGIC Insured

        2,250  California Infrastructure Economic Development Bank, First Lien     1/28 at 100.00           AAA           2,634,345
                  Revenue Bonds, San Francisco Bay Area Toll Bridge, Series
                  2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) - AMBAC Insured

60 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$       8,900  Eastern Municipal Water District, California, Water and Sewerage    7/11 at 100.00        AA (4)     $     9,465,061
                  System Revenue Certificates of Participation, Series 2001B,
                  5.000%, 7/01/30 (Pre-refunded 7/01/11) - FGIC Insured

               Fresno Unified School District, Fresno County, California,
               General Obligation Bonds, Series 2002B:
        1,135     5.125%, 8/01/23 - FGIC Insured (ETM)                             8/10 at 102.00        A+ (4)           1,178,879
        1,190     5.125%, 8/01/24 - FGIC Insured (ETM)                             8/10 at 102.00        A+ (4)           1,236,005
        1,245     5.125%, 8/01/25 - FGIC Insured (ETM)                             8/10 at 102.00        A+ (4)           1,293,132
        1,255     5.125%, 8/01/26 - FGIC Insured (ETM)                             8/10 at 102.00        A+ (4)           1,303,518

        2,070  Fresno Unified School District, Fresno County, California,          8/10 at 102.00           AAA           2,150,937
                  General Obligation Bonds, Series 2002G, 5.125%, 8/01/26 - AGM
                  Insured (ETM)

        4,500  Golden State Tobacco Securitization Corporation, California,        6/13 at 100.00           AAA           5,450,625
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series
                  2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

        5,000  Los Angeles Unified School District, California, General            7/12 at 100.00       AA- (4)           5,516,000
                  Obligation Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded
                  7/01/12) - MBIA Insured

        3,380  Rancho Mirage Joint Powers Financing Authority, California,         7/14 at 100.00        A3 (4)           4,052,857
                  Revenue Bonds, Eisenhower Medical Center, Series 2004,
                  5.875%, 7/01/26 (Pre-refunded 7/01/14)

        2,980  Santa Clarita Community College District, Los Angeles County,       8/11 at 101.00        AA (4)           3,213,781
                  California, General Obligation Bonds, Series 2002, 5.125%,
                  8/01/26 (Pre-refunded 8/01/11) - FGIC Insured

        2,460  Vacaville Unified School District, Solano County, California,       8/11 at 101.00           AAA           2,648,608
                  General Obligation Bonds, Series 2002, 5.000%, 8/01/26
                  (Pre-refunded 8/01/11) - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
       42,400  Total U.S. Guaranteed                                                                                     46,824,117
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 14.7% (9.9% OF TOTAL INVESTMENTS)

        9,000  Anaheim Public Finance Authority, California, Revenue Bonds,       10/12 at 100.00           AAA           9,091,170
                  Electric System Distribution Facilities, Series 2002A,
                  5.000%, 10/01/27 - AGM Insured

       10,000  California Pollution Control Financing Authority, Remarketed        4/11 at 102.00             A          10,352,500
                  Revenue Bonds, Pacific Gas and Electric Company, Series
                  1996A, 5.350%, 12/01/16 - NPFG Insured (Alternative Minimum
                  Tax)

        2,490  Long Beach Bond Finance Authority, California, Natural Gas            No Opt. Call             A           2,243,664
                  Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

          830  Merced Irrigation District, California, Electric System Revenue     9/15 at 100.00           N/R             744,726
                  Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured

        1,775  Northern California Power Agency, Revenue Refunding Bonds,          7/10 at 100.00             A           1,774,805
                  Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 - NPFG
                  Insured

        3,000  Sacramento Municipal Utility District, California, Electric         8/11 at 100.00            A+           3,013,020
                  Revenue Bonds, Series 2001N, 5.000%, 8/15/28 - NPFG Insured

        5,630  Southern California Public Power Authority, Subordinate Revenue     7/12 at 100.00           AAA           5,808,865
                  Refunding Bonds, Transmission Project, Series 2002A, 4.750%,
                  7/01/19 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
       32,725  Total Utilities                                                                                           33,028,750
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 14.4% (9.6% OF TOTAL INVESTMENTS)

        2,965  California Department of Water Resources, Water System Revenue     12/12 at 100.00           AAA           3,198,049
                  Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23
                  - FGIC Insured

          750  Fortuna Public Finance Authority, California, Water Revenue        10/16 at 100.00           AAA             736,965
                  Bonds, Series 2006, 5.000%, 10/01/36 - AGM Insured

          570  Healdsburg Public Financing Authority, California, Wastewater       4/16 at 100.00           AA-             564,232
                  Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

        4,500  Los Angeles County Sanitation Districts Financing Authority,       10/13 at 100.00           AAA           4,759,695
                  California, Senior Revenue Bonds, Capital Projects, Series
                  2003A, 5.000%, 10/01/23 - AGM Insured

        2,085  Manteca Financing Authority, California, Sewerage Revenue Bonds,   12/13 at 100.00            A2           2,006,312
                  Series 2003B, 5.000%, 12/01/33 - NPFG Insured

          500  Marina Coast Water District, California, Enterprise Certificate     6/16 at 100.00            A+             500,760
                  of Participation, Series 2006, 5.000%, 6/01/31 - NPFG Insured

                                                           Nuveen Investments 61

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$       9,185  Orange County Sanitation District, California, Certificates of      8/13 at 100.00           AAA     $     9,383,396
                  Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured
                  (UB)

        8,000  San Diego County Water Authority, California, Water Revenue         5/18 at 100.00           AAA           8,112,080
                  Certificates of Participation, Series 2008A, 5.000%, 5/01/38
                  - AGM Insured

               Semitropic Water Storage District, Kern County, California,
               Water Banking Revenue Bonds, Series 2004A:
        1,315     5.500%, 12/01/20 - SYNCORA GTY Insured                          12/14 at 100.00            AA           1,411,666
        1,415     5.500%, 12/01/21 - SYNCORA GTY Insured                          12/14 at 100.00            AA           1,515,012
------------------------------------------------------------------------------------------------------------------------------------
       31,285  Total Water and Sewer                                                                                     32,188,167
------------------------------------------------------------------------------------------------------------------------------------
$     337,293  Total Investments (cost $329,464,833) - 149.4%                                                           335,153,942
=============-----------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.3)%                                                                        (7,385,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.2%                                                                       4,781,612
               ---------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (48.3)% (5)                                       (108,250,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $   224,300,554
               =====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

  (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

  (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers during the period.

  (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

  (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.3%.

  N/R Not rated.

(ETM) Escrowed to maturity.

 (IF) Inverse floating rate investment.

 (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

62 Nuveen Investments

NKX | Nuveen Insured California Tax-Free Advantage Municipal Fund
    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 4.7% (3.2% OF TOTAL INVESTMENTS)

$       6,070  Golden State Tobacco Securitization Corporation, California,        6/22 at 100.00           BBB     $     3,861,977
                  Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                  2007A-2, 0.000%, 6/01/37
-----------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 21.0% (14.6% OF TOTAL INVESTMENTS)

        1,800  California Infrastructure Economic Development Bank, Revenue        8/11 at 102.00            A+           1,820,052
                  Bonds, Kaiser Hospital Assistance LLC, Series 2001A, 5.550%,
                  8/01/31

          662  California Statewide Communities Development Authority, Revenue     7/18 at 100.00           AAA             694,324
                  Bonds, Saint Joseph Health System, Trust 2554, 18.719%,
                  7/01/47 - AGM Insured (IF)

        4,000  California Statewide Community Development Authority, Insured       7/17 at 100.00           AAA           4,077,120
                  Health Facility Revenue Bonds, Catholic Healthcare West,
                  Series 2008K, 5.500%, 7/01/41 - AGC Insured

        1,815  California Statewide Community Development Authority, Revenue       3/16 at 100.00            A+           1,695,972
                  Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        5,020  California Statewide Community Development Authority, Revenue       3/16 at 100.00           AA+           5,030,291
                  Bonds, Kaiser Permanente System, 5.000%, 3/01/41 - BHAC
                  Insured (UB)

        4,060  California Statewide Community Development Authority, Revenue         No Opt. Call            A-           4,053,139
                  Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                  8/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       17,357  Total Health Care                                                                                         17,370,898
-----------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 1.4% (1.0% OF TOTAL INVESTMENTS)

        1,165  Poway, California, Housing Revenue Bonds, Revenue Bonds,            5/13 at 102.00           AA-           1,172,840
                  Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.6% (2.5% OF TOTAL INVESTMENTS)

        1,000  ABAG Finance Authority for Non-Profit Corporations, California,    11/12 at 100.00            A-           1,001,670
                  Insured Senior Living Revenue Bonds, Odd Fellows Home of
                  California, Series 2003A, 5.200%, 11/15/22

        2,000  California Health Facilities Financing Authority, Cal-Mortgage      1/13 at 100.00            A-           1,961,920
                  Insured Revenue Bonds, Northern California Retired Officers
                  Community Corporation - Paradise Valley Estates, Series
                  2002, 5.250%, 1/01/26
-----------------------------------------------------------------------------------------------------------------------------------
        3,000  Total Long-Term Care                                                                                       2,963,590
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 18.0% (12.5% OF TOTAL INVESTMENTS)

        2,000  Butte-Glenn Community College District, Butte and Glenn             8/12 at 101.00            A1           2,031,400
                  Counties, California, General Obligation Bonds, Series
                  2002A, 5.000%, 8/01/26 - NPFG Insured

        1,030  Fontana Unified School District, San Bernardino County,             8/18 at 100.00           AAA           1,135,863
                  California, General Obligation Bonds, Trust 2668, 9.329%,
                  8/01/28 - AGM Insured (IF)

          450  Fremont Unified School District, Alameda County, California,        8/12 at 101.00           Aa3             464,121
                  General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                  FGIC Insured

        2,000  Los Angeles, California, General Obligation Bonds, Series           9/12 at 100.00           Aa2           2,124,260
                  2002A, 5.000%, 9/01/22 - NPFG Insured

        1,000  Murrieta Valley Unified School District, Riverside County,          9/13 at 100.00            A+           1,023,580
                  California, General Obligation Bonds, Series 2003A, 5.000%,
                  9/01/26 - FGIC Insured

        1,000  Murrieta Valley Unified School District, Riverside County,          9/17 at 100.00           AAA             958,590
                  California, General Obligation Bonds, Series 2007, 4.500%,
                  9/01/30 - AGM Insured

          140  Roseville Joint Union High School District, Placer County,          8/15 at 100.00           AA-             145,040
                  California, General Obligation Bonds, Series 2006B, 5.000%,
                  8/01/27 - FGIC Insured

        3,000  San Diego Unified School District, California, General              7/10 at 100.00            AA           3,043,680
                  Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
                  7/01/22 - NPFG Insured

        3,855  San Rafael City High School District, Marin County, California,     8/12 at 100.00           AAA           3,927,474
                  General Obligation Bonds, Series 2003A, 5.000%, 8/01/28 -
                  AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
       14,475  Total Tax Obligation/General                                                                              14,854,008
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 63

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 45.6% (31.6% OF TOTAL INVESTMENTS)

$         550  Baldwin Park Public Financing Authority, California, Sales Tax      8/13 at 102.00           BBB     $       552,261
                  and Tax Allocation Bonds, Puente Merced Redevelopment
                  Project, Series 2003, 5.250%, 8/01/21

        1,165  Burbank Public Financing Authority, California, Revenue            12/13 at 100.00             A           1,179,213
                  Refunding Bonds, Golden State Redevelopment Project, Series
                  2003A, 5.250%, 12/01/22 - AMBAC Insured

        4,000  California State Public Works Board, Lease Revenue Bonds,          12/12 at 100.00          BBB+           3,757,480
                  Department of General Services, Capital East End Project,
                  Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

          170  Capistrano Unified School District, Orange County, California,      9/15 at 100.00             A             165,215
                  Special Tax Bonds, Community Facilities District, Series
                  2005, 5.000%, 9/01/24 - FGIC Insured

          525  Chino Redevelopment Agency, California, Merged Chino                9/16 at 101.00           BBB             454,351
                  Redevelopment Project Area Tax Allocation Bonds, Series
                  2006, 5.000%, 9/01/38 - AMBAC Insured

        1,610  Folsom Public Financing Authority, California, Special Tax          9/12 at 102.00           N/R           1,611,723
                  Revenue Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC Insured

        2,905  Golden State Tobacco Securitization Corporation, California,        6/15 at 100.00           AAA           2,454,435
                  Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust
                  2091, 9.613%, 6/01/45 (IF)

        3,285  Golden State Tobacco Securitization Corporation, California,        6/15 at 100.00          BBB+           2,775,924
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                  5.000%, 6/01/45 - AMBAC Insured

        1,000  Hesperia Public Financing Authority, California, Redevelopment      9/17 at 100.00          Baa2             817,680
                  and Housing Projects Tax Allocation Bonds, Series 2007A,
                  5.000%, 9/01/37 - SYNCORA GTY Insured

        5,540  Irvine Public Facilities and Infrastructure Authority,              9/13 at 100.00           N/R           5,541,715
                  California, Assessment Revenue Bonds, Series 2003C, 5.000%,
                  9/02/21 - AMBAC Insured

          315  Los Angeles Community Redevelopment Agency, California, Lease       9/15 at 100.00            A2             273,578
                  Revenue Bonds, Manchester Social Services Project, Series
                  2005, 5.000%, 9/01/37 - AMBAC Insured

        1,770  Los Angeles Unified School District, California, Certificates      10/12 at 100.00            A+           1,785,346
                  of Participation, Administration Building Project II, Series
                  2002C, 5.000%, 10/01/27 - AMBAC Insured

        2,000  Los Angeles, California, Certificates of Participation,             6/13 at 100.00            A+           2,007,020
                  Municipal Improvement Corporation, Series 2003AW, 5.000%,
                  6/01/33 - AMBAC Insured

        1,500  Los Angeles, California, Municipal Improvement Corporation,         1/17 at 100.00            A+           1,446,045
                  Lease Revenue Bonds, Police Headquarters, Series 2006A,
                  4.750%, 1/01/31 - FGIC Insured

        1,500  Los Osos, California, Improvement Bonds, Community Services         9/10 at 103.00             A           1,310,535
                  Wastewater Assessment District 1, Series 2002, 5.000%,
                  9/02/33 - NPFG Insured

          150  Rialto Redevelopment Agency, California, Tax Allocation Bonds,      9/15 at 100.00            A-             131,949
                  Merged Project Area, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                  GTY Insured

          190  Roseville, California, Certificates of Participation, Public        8/13 at 100.00           AA-             190,112
                  Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

               San Buenaventura, California, Certificates of Participation,
               Golf Course Financing Project, Series 2002D:
        3,000     5.000%, 2/01/27 - AMBAC Insured                                  2/12 at 100.00           AA-           3,019,620
        3,300     5.000%, 2/01/32 - AMBAC Insured                                  2/12 at 100.00           AA-           3,301,089

        1,200  San Diego Redevelopment Agency, California, Subordinate Lien        9/10 at 100.50          Baa2           1,152,612
                  Tax Increment and Parking Revenue Bonds, Centre City
                  Project, Series 2003B, 5.250%, 9/01/26

        2,770  San Jose Financing Authority, California, Lease Revenue             6/12 at 100.00           AA+           2,791,606
                  Refunding Bonds, Civic Center Project, Series 2002B, 5.000%,
                  6/01/32 - AMBAC Insured

        1,000  San Jose Redevelopment Agency, California, Tax Allocation           8/15 at 100.00             A             929,360
                  Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                  NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
       39,445  Total Tax Obligation/Limited                                                                              37,648,869
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 10.0% (6.9% OF TOTAL INVESTMENTS)

        5,480  Bay Area Governments Association, California, BART SFO              8/12 at 100.00           N/R           5,208,630
                  Extension, Airport Premium Fare Revenue Bonds, Series 2002A,
                  5.000%, 8/01/26 - AMBAC Insured

        2,000  Foothill/Eastern Transportation Corridor Agency, California,        7/10 at 100.00          BBB-           1,708,880
                  Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        1,300  San Francisco Airports Commission, California, Revenue Bonds,       5/10 at 101.00            A1           1,314,131
                  San Francisco International Airport, Second Series 2000,
                  Issue 26B, 5.000%, 5/01/25 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        8,780  Total Transportation                                                                                       8,231,641
-----------------------------------------------------------------------------------------------------------------------------------

64 Nuveen Investments

    PRINCIPAL                                                                       OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 19.4% (13.5% OF TOTAL INVESTMENTS) (4)

$       1,000  Berryessa Union School District, Santa Clara County,                8/12 at 100.00           AAA     $     1,103,320
                  California, General Obligation Bonds, Series 2003C, 5.000%,
                  8/01/21 (Pre-refunded 8/01/12) - AGM Insured

               California State, General Obligation Bonds, Series 2002:
        1,290     5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured           4/12 at 100.00           AAA           1,407,687
        2,945     5.250%, 4/01/30 (Pre-refunded 4/01/12) - SYNCORA GTY Insured     4/12 at 100.00      Baa1 (4)           3,228,986

          500  California, General Obligation Bonds, Series 2004, 5.250%,          4/14 at 100.00           AAA             584,545
                  4/01/34 (Pre-refunded 4/01/14)

        1,625  Golden State Tobacco Securitization Corporation, California,        6/13 at 100.00           AAA           1,968,281
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series
                  2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

        2,030  Hacienda La Puente Unified School District, Los Angeles County,     8/13 at 100.00           AAA           2,312,901
                  California, General Obligation Bonds, Series 2003B, 5.000%,
                  8/01/27 (Pre-refunded 8/01/13) - AGM Insured

        1,260  Rancho Mirage Joint Powers Financing Authority, California,         7/14 at 100.00        A3 (4)           1,510,828
                  Revenue Bonds, Eisenhower Medical Center, Series 2004,
                  5.875%, 7/01/26 (Pre-refunded 7/01/14)

        1,220  San Jose Redevelopment Agency, California, Tax Allocation           8/10 at 101.00         A (4)           1,257,600
                  Bonds, Merged Area Redevelopment Project, Series 2002,
                  5.000%, 8/01/32 (Pre-refunded 8/01/10) - MBIA Insured

        2,390  Solano County, California, Certificates of Participation,          11/12 at 100.00       AA- (4)           2,670,443
                  Series 2002, 5.250%, 11/01/24 (Pre-refunded 11/01/12) - MBIA
                  Insured
-----------------------------------------------------------------------------------------------------------------------------------
       14,260  Total U.S. Guaranteed                                                                                     16,044,591
-----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.1% (2.1% OF TOTAL INVESTMENTS)

        1,000  Anaheim Public Finance Authority, California, Second Lien          10/14 at 100.00            A+           1,067,990
                  Electric Distribution Revenue Bonds, Series 2004, 5.250%,
                  10/01/21 - NPFG Insured

          945  Long Beach Bond Finance Authority, California, Natural Gas            No Opt. Call             A             913,626
                  Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          275  Los Angeles Department of Water and Power, California, Power        7/13 at 100.00           AA-             296,247
                  System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 - NPFG
                  Insured

          310  Merced Irrigation District, California, Electric System Revenue     9/15 at 100.00           N/R             278,151
                  Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY Insured
-----------------------------------------------------------------------------------------------------------------------------------
        2,530  Total Utilities                                                                                            2,556,014
-----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 13.8% (9.6% OF TOTAL INVESTMENTS)

        1,000  Castaic Lake Water Agency, California, Certificates of              8/16 at 100.00           AA-             985,530
                  Participation, Series 2006C, 5.000%, 8/01/36 - NPFG Insured

          750  Fortuna Public Finance Authority, California, Water Revenue        10/16 at 100.00           AAA             736,965
                  Bonds, Series 2006, 5.000%, 10/01/36 - AGM Insured

          215  Healdsburg Public Financing Authority, California, Wastewater       4/16 at 100.00           AA-             212,824
                  Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured

          770  Manteca Financing Authority, California, Sewerage Revenue          12/13 at 100.00            A2             740,940
                  Bonds, Series 2003B, 5.000%, 12/01/33 - NPFG Insured

          170  Marina Coast Water District, California, Enterprise Certificate     6/16 at 100.00            A+             170,258
                  of Participation, Series 2006, 5.000%, 6/01/31 - NPFG Insured

               San Diego Public Facilities Financing Authority, California,
               Subordinate Lien Water Revenue Bonds, Series 2002:
        3,000     5.000%, 8/01/22 - NPFG Insured                                   8/12 at 100.00            A+           3,137,850
        2,500     5.000%, 8/01/23 - NPFG Insured                                   8/12 at 100.00            A+           2,590,900

        1,180  South Feather Water and Power Agency, California, Water Revenue     4/13 at 100.00             A           1,185,770
                  Certificates of Participation, Solar Photovoltaic Project,
                  Series 2003, 5.375%, 4/01/24

        1,600  Sunnyvale Financing Authority, California, Water and Wastewater    10/11 at 100.00           AAA           1,643,440
                  Revenue Bonds, Series 2001, 5.000%, 10/01/26 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
       11,185  Total Water and Sewer                                                                                     11,404,477
-----------------------------------------------------------------------------------------------------------------------------------
$     118,267  Total Long-Term Investments (cost $116,327,682) - 140.6%                                                 116,108,905
=============----------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 65

    | Portfolio of Investments February 28, 2010

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)               VALUE
------------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 3.6% (2.5% OF TOTAL INVESTMENTS)

               HEALTH CARE - 3.6% (2.5% OF TOTAL INVESTMENTS)

$       3,000  California Statewide Communities Development Authority, Revenue     5/10 at 100.00          A-1+     $     3,000,000
                  Bonds, Adventist Health System West, Variable Rate Demand
                  Obligations, Series 2007A, 0.150%, 3/01/37 (5)
=============-----------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (cost $3,000,000)                                                             3,000,000
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $119,327,682) - 144.2%                                                           119,108,905
               ---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (4.1)%                                                                        (3,360,000)
               ---------------------------------------------------------------------------------------------------------------------
               Variable Rate Demand Preferred Shares, at Liquidation Value - (43.0)% (6)                                (35,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.9%                                                                       2,329,627
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    82,578,532
               =====================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

 (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

 (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

 (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers during the period.

 (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

 (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

 (6)  Variable  Rate  Demand  Preferred   Shares,  at  Liquidation  Value  as  a
      percentage of Total Investments is 29.8%.

 N/R  Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

66 Nuveen Investments

    | Statement of
    | Assets & Liabilities

                                                               February 28, 2010

                                                    INSURED CALIFORNIA  INSURED CALIFORNIA  CALIFORNIA PREMIUM  CALIFORNIA DIVIDEND
                                                        PREMIUM INCOME    PREMIUM INCOME 2              INCOME            ADVANTAGE
                                                                 (NPC)               (NCL)               (NCU)                (NAC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $133,461,573,
   $266,116,665, $117,531,503 and $481,010,647,
   respectively)                                    $      137,598,303  $      269,638,479  $      117,994,420  $       482,310,078
Cash                                                                --                  --             537,777              516,939
Receivables:
   Interest                                                  2,368,935           3,604,578           1,521,032            7,983,839
   Investments sold                                          9,384,525          10,680,525                  --              975,238
Deferred offering costs                                             --                  --                  --                   --
Other assets                                                    15,238              61,353              20,337              129,951
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                            149,367,001         283,984,935         120,073,566          491,916,045
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                               2,736,416           6,864,407                  --                   --
Floating rate obligations                                           --          17,880,000           6,650,000           28,545,000
Payables:
   Investments purchased                                     6,185,626           1,185,262                  --                   --
   Auction Rate Preferred share dividends                        2,160               2,963               2,565                6,521
   Common share dividends                                      373,140             808,180             355,402            1,627,919
   Interest                                                         --                  --                  --                   --
   Offering costs                                                   --                  --                  --                   --
MuniFund Term Preferred shares, at liquidation
   value                                                            --                  --                  --                   --
Variable Rate Demand Preferred shares, at
   liquidation value                                                --                  --                  --                   --
Accrued expenses:
   Management fees                                              68,192             131,022              58,273              238,359
   Other                                                        57,908             118,886              51,161              182,723
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                         9,423,442          26,990,720           7,117,401           30,600,522
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation
   value                                                    45,000,000          79,825,000          34,375,000          135,525,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares              $       94,943,559  $      177,169,215  $       78,581,165  $       325,790,523
====================================================================================================================================
Common shares outstanding                                    6,442,132          12,662,870           5,733,088           23,480,254
====================================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares outstanding)                       $            14.74  $            13.99  $            13.71  $             13.88
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share             $           64,421  $          126,629  $           57,331  $           234,803
Paid-in surplus                                             89,211,429         175,755,244          77,894,732          334,306,843
Undistributed (Over-distribution of) net
   investment income                                         1,341,479           2,990,818           1,156,186            4,761,516
Accumulated net realized gain (loss)                           189,500          (5,225,290)           (990,001)         (14,812,070)
Net unrealized appreciation (depreciation)                   4,136,730           3,521,814             462,917            1,299,431
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares              $       94,943,559  $      177,169,215  $       78,581,165  $       325,790,523
====================================================================================================================================
Authorized shares:
   Common                                                  200,000,000         200,000,000           Unlimited            Unlimited
   Auction Rate Preferred                                    1,000,000           1,000,000           Unlimited            Unlimited
   MuniFund Term Preferred                                          --                  --                  --                   --
   Variable Rate Demand Preferred                                   --                  --                  --                   --
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 67

    | Statement of
    | Assets & Liabilities (continued)

                                                               February 28, 2010

                                                   CALIFORNIA DIVIDEND  CALIFORNIA DIVIDEND  INSURED CALIFORNIA  INSURED CALIFORNIA
                                                           ADVANTAGE 2          ADVANTAGE 3  DIVIDEND ADVANTAGE  TAX-FREE ADVANTAGE
                                                                 (NVX)                (NZH)               (NKL)               (NKX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $308,530,282,
   $484,402,035, $329,464,833 and $119,327,682,
   respectively)                                   $       312,201,729  $       477,390,809  $      335,153,942  $      119,108,905
Cash                                                                --                   --           1,885,608             762,924
Receivables:
   Interest                                                  4,610,110            7,551,894           4,195,515           1,500,756
   Investments sold                                          1,504,725            1,003,150                  --                  --
Deferred offering costs                                             --            1,596,445                  --             506,617
Other assets                                                    64,700              137,908              67,032                 437
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                            318,381,264          487,680,206         341,302,097         121,879,639
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                 626,791              358,724                  --                  --
Floating rate obligations                                    8,905,000           11,100,000           7,385,000           3,360,000
Payables:
   Investments purchased                                            --                   --                  --                  --
   Auction Rate Preferred share dividends                        6,306                7,440               6,388                  --
   Common share dividends                                    1,130,393            1,740,020           1,099,211             375,723
   Interest                                                         --              159,180                  --                  --
   Offering costs                                                   --              345,000                  --                  --
MuniFund Term Preferred shares, at liquidation
   value                                                            --           86,250,000                  --                  --
Variable Rate Demand Preferred shares, at
   liquidation value                                                --                   --                  --          35,500,000
Accrued expenses:
   Management fees                                             130,638              176,916             124,832              52,181
   Other                                                       120,316              182,782             136,112              13,203
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                        10,919,444          100,320,062           8,751,543          39,301,107
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation
   value                                                    93,775,000           69,500,000         108,250,000                  --
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares             $       213,686,820  $       317,860,144  $      224,300,554  $       82,578,532
====================================================================================================================================
Common shares outstanding                                   14,746,722           24,119,434          15,253,305           5,886,667
====================================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares outstanding)                      $             14.49  $             13.18  $            14.71  $            14.03
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES
   CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share            $           147,467  $           241,194  $          152,533  $           58,867
Paid-in surplus                                            209,634,495          342,638,123         216,675,642          83,077,682
Undistributed (Over-distribution of) net
   investment income                                         3,224,000            4,465,685           3,373,091             782,603
Accumulated net realized gain (loss)                        (2,990,589)         (22,473,632)         (1,589,821)         (1,121,843)
Net unrealized appreciation (depreciation)                   3,671,447           (7,011,226)          5,689,109            (218,777)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares             $       213,686,820  $       317,860,144  $      224,300,554  $       82,578,532
====================================================================================================================================
Authorized shares:
   Common                                                    Unlimited            Unlimited           Unlimited           Unlimited
   Auction Rate Preferred                                    Unlimited            Unlimited           Unlimited           Unlimited
   MuniFund Term Preferred                                          --            Unlimited                  --                  --
   Variable Rate Demand Preferred                                   --                   --                  --           Unlimited
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

68 Nuveen Investments

    | Statement of
    | Operations

                                                    Year Ended February 28, 2010

                                                    INSURED CALIFORNIA  INSURED CALIFORNIA  CALIFORNIA PREMIUM  CALIFORNIA DIVIDEND
                                                        PREMIUM INCOME    PREMIUM INCOME 2              INCOME            ADVANTAGE
                                                                 (NPC)               (NCL)               (NCU)                (NAC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $        7,300,881  $       14,560,642  $        6,404,686  $        27,258,508
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                885,199           1,667,023             747,112            2,972,815
Auction fees                                                    75,390             133,735              64,319              227,050
Dividend disbursing agent fees                                  10,000              20,000              10,000               20,000
Shareholders' servicing agent fees and expenses                  7,082              11,422               5,175                3,787
Interest expense and amortization of offering
   costs                                                            --             144,588              51,853              226,770
Liquidity fees                                                      --                  --                  --                   --
Custodian's fees and expenses                                   28,112              54,219              29,237               81,298
Directors'/Trustees' fees and expenses                           4,496               8,213               3,694               14,495
Professional fees                                               23,943              33,576              19,017               46,724
Shareholders' reports - printing and mailing
   expenses                                                     26,723              43,797              24,679               64,688
Stock exchange listing fees                                      9,216               9,219                 815                9,208
Investor relations expense                                       8,966              16,229               7,895               24,963
Other expenses                                                  20,694              26,452              20,487               31,234
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                     1,099,821           2,168,473             984,283            3,723,032
   Custodian fee credit                                           (964)             (1,163)               (165)                (192)
   Expense reimbursement                                            --                  --                  --              (92,690)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 1,098,857           2,167,310             984,118            3,630,150
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        6,202,024          12,393,332           5,420,568           23,628,358
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                 208,253             905,377             771,424            1,654,622
   Forward swaps                                                    --           2,508,000                  --                   --
Change in net unrealized appreciation
(depreciation) of:
   Investments                                               3,266,189          10,832,050           5,758,190           36,206,667
   Forward swaps                                                    --          (1,751,141)                 --                   --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                      3,474,442          12,494,286           6,529,614           37,861,289
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS
From net investment income                                    (160,577)           (280,372)           (196,230)            (466,845)
From accumulated net realized gains                           (125,550)           (219,424)                 --             (387,199)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Auction Rate
   Preferred shareholders                                     (286,127)           (499,796)           (196,230)            (854,044)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                 $        9,390,339  $       24,387,822  $       11,753,952  $        60,635,603
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 69

    | Statement of
    | Operations (continued)

                                                    Year Ended February 28, 2010

                                                   CALIFORNIA DIVIDEND  CALIFORNIA DIVIDEND  INSURED CALIFORNIA  INSURED CALIFORNIA
                                                           ADVANTAGE 2          ADVANTAGE 3  DIVIDEND ADVANTAGE  TAX-FREE ADVANTAGE
                                                                 (NVX)                (NZH)               (NKL)               (NKX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $        17,876,581  $        27,087,821  $       18,155,791  $        6,196,892
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              1,979,628            2,977,613           2,097,402             760,363
Auction fees                                                   171,461              242,944             181,355              35,993
Dividend disbursing agent fees                                  20,000               20,000              20,000                  --
Shareholders' servicing agent fees and expenses                  1,598                2,775               1,708                 871
Interest expense and amortization of offering
   costs                                                        67,041              570,141              60,209             172,824
Liquidity fees                                                      --                   --                  --             277,426
Custodian's fees and expenses                                   58,086               81,224              66,377              27,882
Directors'/Trustees' fees and expenses                           9,947               14,991              10,602               3,464
Professional fees                                               36,622               49,034              38,302              16,496
Shareholders' reports - printing and mailing
   expenses                                                     45,641               63,873              47,532              22,222
Stock exchange listing fees                                      2,090                3,408               2,159                 831
Investor relations expense                                      17,857               24,851              18,289               7,232
Other expenses                                                  27,228               31,955              26,788               8,890
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                     2,437,199            4,082,809           2,570,723           1,334,494
   Custodian fee credit                                           (296)                (176)               (105)                (92)
   Expense reimbursement                                      (321,801)            (607,752)           (510,442)           (165,014)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 2,115,102            3,474,881           2,060,176           1,169,388
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       15,761,479           23,612,940          16,095,615           5,027,504
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                (224,116)          (1,481,783)             53,877              (4,642)
   Forward swaps                                                    --           (1,938,000)                 --                  --
Change in net unrealized appreciation
(depreciation) of:
   Investments                                              21,083,029           37,608,511          15,219,178           6,385,845
   Forward swaps                                                    --            2,841,843                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                     20,858,913           37,030,571          15,273,055           6,381,203
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS
From net investment income                                    (520,453)            (747,503)           (548,107)                 --
From accumulated net realized gains                                 --                   --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Auction Rate
   Preferred shareholders                                     (520,453)            (747,503)           (548,107)                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares from operations                $        36,099,939  $        59,896,008  $       30,820,563  $       11,408,707
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

70 Nuveen Investments

    | Statement of
    | Changes in Net Assets

                                         INSURED CALIFORNIA PREMIUM INCOME (NPC)       INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
                                       -------------------------------------------   -----------------------------------------------
                                                         SIX MONTHS                                      SIX MONTHS
                                         YEAR ENDED           ENDED     YEAR ENDED      YEAR ENDED           ENDED       YEAR ENDED
                                            2/28/10         2/28/09        8/31/08         2/28/10         2/28/09          8/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $  6,202,024   $   3,021,939   $  6,128,739   $  12,393,332   $   5,606,923   $   12,102,624
Net realized gain (loss) from:
   Investments                              208,253          78,582        328,360         905,377      (7,018,034)       1,445,377
   Forward swaps                                 --              --        863,429       2,508,000              --          856,758
   Futures contracts                             --              --             --              --        (913,786)              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                            3,266,189      (4,835,228)    (1,420,724)     10,832,050      (8,290,218)      (7,171,193)
   Forward swaps                                 --              --       (364,728)     (1,751,141)      1,751,141         (656,230)
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income              (160,577)       (684,653)    (1,447,316)       (280,372)     (1,221,762)      (3,061,483)
   From accumulated net realized
     gains                                 (125,550)       (157,410)       (25,344)       (219,424)       (278,398)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                 9,390,339      (2,576,770)     4,062,416      24,387,822     (10,364,134)       3,515,853
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income               (4,841,052)     (2,344,919)    (4,689,975)     (9,927,691)     (4,271,704)      (8,125,762)
From accumulated net realized gains              --        (934,738)       (86,562)             --      (1,819,712)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                (4,841,052)     (3,279,657)    (4,776,537)     (9,927,691)     (6,091,416)      (8,125,762)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                            --              --             --              --              --               --
   Repurchased and retired                 (137,066)        (74,494)            --        (122,212)       (446,744)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                            (137,066)        (74,494)            --        (122,212)       (446,744)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common shares     4,412,221      (5,930,921)      (714,121)     14,337,919     (16,902,294)      (4,609,909)
Net assets applicable to Common
   shares at the beginning of period     90,531,338      96,462,259     97,176,380     162,831,296     179,733,590      184,343,499
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period         $ 94,943,559   $  90,531,338   $ 96,462,259   $ 177,169,215   $ 162,831,296   $  179,733,590
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                           $  1,341,479   $     141,089   $    149,112   $   2,990,818   $     813,804   $      707,293
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 71

    | Statement of
    | Changes in Net Assets (continued)

                                             CALIFORNIA PREMIUM INCOME (NCU)               CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                       -------------------------------------------   -----------------------------------------------
                                                         SIX MONTHS                                     SIX MONTHS
                                         YEAR ENDED           ENDED     YEAR ENDED      YEAR ENDED           ENDED      YEAR ENDED
                                            2/28/10         2/28/09        8/31/08         2/28/10         2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $  5,420,568   $   2,462,997   $  5,317,766   $  23,628,358   $  11,393,398   $   24,047,246
Net realized gain (loss) from:
   Investments                              771,424      (1,743,990)       118,683       1,654,622     (16,935,690)       4,832,689
   Forward swaps                                 --              --        239,634              --              --        4,168,843
   Futures contracts                             --              --             --              --              --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                            5,758,190      (5,711,715)    (2,804,244)     36,206,667     (31,383,162)     (18,634,531)
   Forward swaps                                 --              --          1,018              --              --       (2,275,676)
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income              (196,230)       (599,218)    (1,399,028)       (466,845)     (2,075,909)      (5,502,755)
   From accumulated net realized
     gains                                       --         (13,364)            --        (387,199)       (449,153)        (260,925)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                11,753,952      (5,605,290)     1,473,829      60,635,603     (39,450,516)       6,374,891
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From net investment income            (4,156,357)     (1,923,138)    (3,707,671)    (19,065,967)     (8,875,536)     (17,328,427)
   From accumulated net realized
     gains                                       --         (35,229)            --              --      (6,184,699)        (838,245)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                (4,156,357)     (1,958,367)    (3,707,671)    (19,065,967)    (15,060,235)     (18,166,672)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
     shareholders due to
     reinvestment of distributions               --              --             --              --              --               --
   Repurchased and retired                 (276,239)       (142,381)            --              --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common shares
   from capital share transactions         (276,239)       (142,381)            --              --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common shares     7,321,356      (7,706,038)    (2,233,842)     41,569,636     (54,510,751)     (11,791,781)
Net assets applicable to Common
   shares at the beginning of period     71,259,809      78,965,847     81,199,689     284,220,887     338,731,638      350,523,419
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period         $ 78,581,165   $  71,259,809   $ 78,965,847   $ 325,790,523   $ 284,220,887   $  338,731,638
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                           $  1,156,186   $      88,253   $    150,354   $   4,761,516   $     675,633   $      234,601
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

72 Nuveen Investments

                                          CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                       -------------------------------------------   -----------------------------------------------
                                                         SIX MONTHS                                      SIX MONTHS
                                         YEAR ENDED           ENDED     YEAR ENDED      YEAR ENDED            ENDED      YEAR ENDED
                                            2/28/10         2/28/09        8/31/08         2/28/10          2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $ 15,761,479   $   7,567,859   $ 14,898,561   $  23,612,940   $  12,039,038   $   24,759,707
Net realized gain (loss) from:
   Investments                             (224,116)     (2,624,444)      (313,737)     (1,481,783)    (10,532,016)        (978,786)
   Forward swaps                                 --              --      1,314,381      (1,938,000)             --       (1,478,000)
   Futures contracts                             --              --             --              --      (1,011,691)        (291,364)
Change in net unrealized
   appreciation (depreciation) of:
   Investments                           21,083,029     (19,142,795)    (6,006,208)     37,608,511     (37,615,750)     (14,054,312)
   Forward swaps                                 --               --      (396,451)      2,841,843      (2,246,298)          57,314
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income              (520,453)     (1,602,421)    (3,691,110)       (747,503)     (2,211,134)      (6,076,255)
   From accumulated net realized
     gains                                       --        (186,582)            --              --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                36,099,939     (15,988,383)     5,805,436      59,896,008     (41,577,851)       1,938,304
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From net investment income           (12,903,633)     (5,371,458)   (10,247,217)    (20,091,489)     (8,904,831)     (17,085,692)
   From accumulated net realized
     gains                                       --        (517,910)            --              --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders               (12,903,633)     (5,889,368)   (10,247,217)    (20,091,489)     (8,904,831)     (17,085,692)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                            --              --             --              --              --               --
   Repurchased and retired                 (333,589)       (188,113)            --              --        (120,362)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common shares
   from capital share transactions         (333,589)       (188,113)            --              --        (120,362)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common shares    22,862,717     (22,065,864)    (4,441,781)     39,804,519     (50,603,044)     (15,147,388)
Net assets applicable to Common
   shares at the beginning of period    190,824,103     212,889,967    217,331,748     278,055,625     328,658,669      343,806,057
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period         $213,686,820   $ 190,824,103   $212,889,967   $ 317,860,144   $ 278,055,625   $  328,658,669
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                           $  3,224,000   $     886,607   $    265,440   $   4,465,685   $   1,629,645   $      718,052
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 73

    | Statement of
    | Changes in Net Assets (continued)

                                       INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)     INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
                                       -------------------------------------------   -----------------------------------------------
                                                         SIX MONTHS                                     SIX MONTHS
                                         YEAR ENDED           ENDED     YEAR ENDED      YEAR ENDED           ENDED       YEAR ENDED
                                            2/28/10         2/28/09        8/31/08         2/28/10         2/28/09          8/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                  $ 16,095,615   $   7,640,002   $ 15,678,470   $   5,027,504   $   2,267,947   $    5,733,820
Net realized gain (loss) from:
   Investments                               53,877      (1,321,731)     1,337,028          (4,642)     (1,135,147)       1,101,623
   Forward swaps                                 --              --        731,015              --              --          128,891
   Futures contracts                             --              --             --              --              --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                           15,219,178     (14,959,271)    (6,994,006)      6,385,845      (6,558,916)      (3,013,642)
   Forward swaps                                 --              --        (24,419)             --              --          (12,888)
Distributions to Auction Rate
   Preferred
   shareholders:
   From net investment income              (548,107)     (1,586,640)    (3,886,043)             --         (13,824)      (1,400,428)
   From accumulated net realized
     gains                                       --        (201,085)      (116,419)             --         (42,336)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                            30,820,563     (10,428,725)     6,725,626      11,408,707      (5,482,276)       2,537,376
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income              (12,835,656)     (5,686,357)   (10,952,422)     (4,491,527)     (2,083,880)      (4,167,394)
From accumulated net realized
gains                                            --        (568,639)      (340,878)             --        (303,752)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
     to Common shareholders             (12,835,656)     (6,254,996)   (11,293,300)     (4,491,527)     (2,387,632)      (4,167,394)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
     shareholders due to reinvestment
     of distributions                            --              --             --              --              --           17,615
   Repurchased and retired                 (151,512)       (204,888)            --              --              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions              (151,512)       (204,888)            --              --              --           17,615
Net increase (decrease) in net assets
   applicable to Common shares           17,833,395     (16,888,609)    (4,567,674)      6,917,180      (7,869,908)      (1,612,403)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the beginning of period    206,467,159     223,355,768    227,923,442      75,661,352      83,531,260       85,143,663
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period         $224,300,554   $ 206,467,159   $223,355,768   $  82,578,532   $  75,661,352   $   83,531,260
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                           $  3,373,091   $     662,312   $    310,679   $     782,603   $     249,837   $       51,473
====================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

74 Nuveen Investments

    | Statement of
    | Cash Flows

                                                    Year ended February 28, 2010

                                                                                          INSURED CALIFORNIA    INSURED CALIFORNIA
                                                                                            PREMIUM INCOME 2    TAX-FREE ADVANTAGE
                                                                                                       (NCL)                 (NKX)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS         $       24,387,822    $       11,408,707

Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                      (22,161,540)           (1,051,668)
   Proceeds from sales and maturities of investments                                              19,255,737                53,924
   Proceeds from (Purchases of) short-term investments, net                                               --             1,000,000
   Proceeds from (Payments for) terminated forward swaps                                           2,508,000                    --
   Amortization (Accretion) of premiums and discounts, net                                          (445,557)             (208,131)
   (Increase) Decrease in receivable for interest                                                   (120,493)              (18,352)
   (Increase) Decrease in receivable for investments sold                                        (10,505,525)                   --
   (Increase) Decrease in other assets                                                               (36,703)                  (11)
   Increase (Decrease) in payable for investments purchased                                        1,185,262                    --
   Increase (Decrease) in payable for Auction Rate Preferred share dividends                        (286,005)                   --
   Increase (Decrease) in accrued management fees                                                     10,200                10,139
   Increase (Decrease) in accrued other liabilities                                                   16,379                (2,435)
   Net realized (gain) loss from investments                                                        (905,377)                4,642
   Net realized (gain) loss from forward swaps                                                    (2,508,000)                   --
   Change in net unrealized (appreciation) depreciation of investments                           (10,832,050)           (6,385,845)
   Change in net unrealized (appreciation) depreciation of forward swaps                           1,751,141                    --
   Taxes paid on undistributed capital gains                                                        (113,258)               (3,184)
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                             1,200,033             4,807,786
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:

Increase (Decrease) in cash overdraft balance                                                      6,864,407                    --
Increase (Decrease) in floating rate obligations                                                  (2,180,000)                   --
Cash distributions paid to Common shareholders                                                    (9,772,333)           (4,450,950)
Cost of Common shares repurchased and retired                                                       (122,212)                   --
(Increase) Decrease in deferred offering costs                                                            --                13,415
Increase (Decrease) in payable for offering costs                                                         --               (83,263)
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                            (5,210,138)           (4,520,798)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                   (4,010,105)              286,988
Cash at the beginning of year                                                                      4,010,105               475,936
-----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                   $               --    $          762,924
===================================================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

                                                                                          INSURED CALIFORNIA    INSURED CALIFORNIA
                                                                                            PREMIUM INCOME 2    TAX-FREE ADVANTAGE
                                                                                                       (NCL)                 (NKX)
-----------------------------------------------------------------------------------------------------------------------------------
Cash paid for interest (excluding amortization of offering costs, where applicable)       $          144,588    $          155,162
===================================================================================================================================

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 75

    | Notes to
    | Financial Statements

 1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc.
(NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3
(NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (collectively, the "Funds"). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange (NYSE) while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

During the fiscal period ended February 28, 2009, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year ends from August 31 to February 28/29.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

INVESTMENT VALUATION

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

INVESTMENT TRANSACTIONS

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2010, Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL) had outstanding when-issued/delayed delivery purchase commitments of $3,187,828 and $1,185,262, respectively. There were no such outstanding purchase commitments in any of the other Funds.

76 Nuveen Investments

INVESTMENT INCOME

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

AUCTION RATE PREFERRED SHARES

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of February 28, 2010, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                INSURED       INSURED
                             CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
                                PREMIUM       PREMIUM       PREMIUM     DIVIDEND
                                 INCOME      INCOME 2        INCOME    ADVANTAGE
                                  (NPC)         (NCL)         (NCU)        (NAC)
--------------------------------------------------------------------------------
Number of shares:
   Series M                          --            --         1,375           --
   Series T                       1,800         1,597            --           --
   Series TH                         --         1,596            --        2,710
   Series F                          --            --            --        2,711
--------------------------------------------------------------------------------
Total                             1,800         3,193         1,375        5,421
================================================================================

                                                                         INSURED
                                           CALIFORNIA    CALIFORNIA   CALIFORNIA
                                             DIVIDEND      DIVIDEND     DIVIDEND
                                          ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE
                                                (NVX)         (NZH)        (NKL)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                     1,875         1,389           --
   Series T                                        --            --        2,165
   Series TH                                       --         1,391           --
   Series F                                     1,876            --        2,165
--------------------------------------------------------------------------------
Total                                           3,751         2,780        4,330
================================================================================

                                                           Nuveen Investments 77

    | Notes to
    | Financial Statements (continued)

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares. As of February 28, 2010, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                                                  INSURED          INSURED
                                                               CALIFORNIA       CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                                  PREMIUM          PREMIUM      PREMIUM       DIVIDEND
                                                                   INCOME         INCOME 2       INCOME      ADVANTAGE
                                                                    (NPC)            (NCL)        (NCU)          (NAC)
-----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed, at liquidation value   $       --    $  15,175,000   $8,625,000   $ 39,475,000
=======================================================================================================================

                                                                                                INSURED        INSURED
                                                                CALIFORNIA      CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                                  DIVIDEND        DIVIDEND     DIVIDEND       TAX-FREE
                                                               ADVANTAGE 2     ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                                                     (NVX)           (NZH)        (NKL)          (NKX)
-----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed, at liquidation value   $16,225,000   $ 117,500,000   $9,750,000   $ 45,000,000
=======================================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

MUNIFUND TERM PREFERRED SHARES

California Dividend Advantage 3 (NZH) has issued and outstanding $86,250,000, of 2.95%, Series 2015 MuniFund Term Preferred shares, with a $10 liquidation value per share. Dividends, which are recognized as interest expense for financial reporting purposes, will be paid monthly at a fixed annual rate of 2.95%, subject to adjustment in certain circumstances. Proceeds from the issuance of MuniFund Term Preferred shares, net of offering expenses, were used to redeem a portion of the Fund's outstanding Auction Rate Preferred shares.

The Fund is obligated to redeem the MuniFund Term Preferred shares on January 1, 2015, unless earlier redeemed or repurchased by the Fund. MuniFund Term Preferred shares are subject to optional and mandatory redemption in certain circumstances. As of January 1, 2011, the MuniFund Term Preferred shares will be subject to redemption at the option of the Fund, subject to payment of a premium until December 31, 2011, and at par thereafter. The MuniFund Term Preferred shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MuniFund Term Preferred shares. The Funds may be obligated to redeem certain of the MuniFund Term Preferred shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The MuniFund Term Preferred shares trade on NYSE under the symbol "NZH Pr C".

During the period from December 21, 2009 through February 28, 2010, California Dividend Advantage 3 (NZH) had an average balance of $83,804,348 MuniFund Term Preferred shares outstanding.

For financial reporting purposes only, the liquidation value of MuniFund Term Preferred shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MuniFund Term Preferred shares are recognized as "Interest payable" on the Statement of Assets and Liabilities. Dividends paid on MuniFund Term Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

VARIABLE RATE DEMAND PREFERRED SHARES

Insured California Tax-Free Advantage (NKX) has issued and outstanding 355 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share. Variable Rate Demand Preferred shares were issued in a privately negotiated offering. Proceeds of this offering were used to redeem a portion of the Fund's outstanding Auction Rate Preferred shares. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

78 Nuveen Investments

Insured California Tax-Free Advantage (NKX) had all of its $35,500,000 Variable Rate Demand Preferred shares outstanding during the fiscal year ended February 28, 2010, with an annualized interest rate of 0.35%.

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on Variable Rate Preferred shares are recognized as "Interest payable" on the Statement of Assets and Liabilities. Dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee, which is recognized as "Liquidity fees" on the Statement of Operations.

INSURANCE

Except to the extent that Insured California Premium Income (NPC) invests in temporary investments, all of the net assets (as defined in Footnote 7
- Management Fees and Other Transactions with Affiliates) of the Fund will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. Insurers must have a claims paying ability rated "Aaa" by Moody's or "AAA" by Standard & Poor's. Municipal securities backed by an escrow account or trust account will not constitute more than 20% of the Fund's net assets.

Under normal circumstances, Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage
(NKX) invest at least 80% of their net assets (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each of Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage
(NKX) invests at least 80% of its net assets in municipal securities that are rated at least "BBB" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of this 80%. Each of Insured California Premium Income 2 (NCL), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) may also invest up to 20% of its net assets in municipal securities rated at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

INVERSE FLOATING RATE SECURITIES

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

                                                           Nuveen Investments 79

    | Notes to
    | Financial Statements (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

During the fiscal year ended February 28, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At February 28, 2010, the Funds were not invested in externally-deposited Recourse Trusts.

                         INSURED      INSURED                                                               INSURED        INSURED
                      CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA    CALIFORNIA     CALIFORNIA     CALIFORNIA     CALIFORNIA
                         PREMIUM      PREMIUM      PREMIUM     DIVIDEND      DIVIDEND       DIVIDEND       DIVIDEND       TAX-FREE
                          INCOME     INCOME 2       INCOME    ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3      ADVANTAGE      ADVANTAGE
                           (NPC)        (NCL)        (NCU)        (NAC)         (NVX)          (NZH)          (NKL)          (NKX)
-----------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to
Recourse Trusts             $ --         $ --         $ --         $ --          $ --           $ --           $ --           $ --
===================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 28, 2010, were as follows:

                                                                                             INSURED
                                                                                          CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                                                             PREMIUM        PREMIUM       DIVIDEND
                                                                                            INCOME 2         INCOME      ADVANTAGE
                                                                                               (NCL)          (NCU)          (NAC)
-----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding                                            $18,531,014     $6,969,534    $28,545,000
Average annual interest rate and fees                                                           0.78%          0.74%          0.79%
===================================================================================================================================

                                                                                                            INSURED       INSURED
                                                                           CALIFORNIA     CALIFORNIA     CALIFORNIA    CALIFORNIA
                                                                             DIVIDEND       DIVIDEND       DIVIDEND      TAX-FREE
                                                                          ADVANTAGE 2    ADVANTAGE 3      ADVANTAGE     ADVANTAGE
                                                                                (NVX)          (NZH)          (NKL)         (NKX)
-----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding                             $ 8,905,000    $11,861,507    $ 7,459,658    $3,360,000
Average annual interest rate and fees                                            0.75%          0.73%          0.81%         0.96%
===================================================================================================================================

FORWARD SWAP CONTRACTS

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's

80 Nuveen Investments
termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

The following Funds invested in forward interest rate swaps transactions during the fiscal year ended February 28, 2010. The average notional amount of forward swap contracts outstanding during the fiscal year ended February 28, 2010, were as follows:

                                                                   INSURED
                                                                CALIFORNIA    CALIFORNIA
                                                                   PREMIUM      DIVIDEND
                                                                  INCOME 2   ADVANTAGE 3
                                                                     (NCL)         (NZH)
-----------------------------------------------------------------------------------------
Average notional amount of forward swap contracts outstanding   $2,400,000    $2,600,000
=========================================================================================

Refer to Footnote 3 -- Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

FUTURES CONTRACTS

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended February 28, 2010.

MARKET AND COUNTERPARTY CREDIT RISK

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

                                                           Nuveen Investments 81

    | Notes to
    | Financial Statements (continued)

ZERO COUPON SECURITIES

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

OFFERING COSTS

Cost incurred by California Dividend Advantage 3 (NZH) in connection with its offering of MuniFund Term Preferred shares ($1,658,750) were recorded as a deferred charge, which will be amortized over the 5-year life of the shares. Each Fund's amortized deferred charges are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by Insured California Tax-Free Advantage (NKX) in connection with its offering of Variable Rate Demand Preferred shares ($530,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares.

CUSTODIAN FEE CREDIT

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

INDEMNIFICATIONS

Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

USE OF ESTIMATES

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of February 28, 2010:

INSURED CALIFORNIA PREMIUM INCOME (NPC)          LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $137,598,303   $     --   $137,598,303
=================================================================================================
INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)        LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $269,638,479   $     --   $269,638,479
=================================================================================================
CALIFORNIA PREMIUM INCOME (NCU)                  LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $117,994,420   $     --   $117,994,420
=================================================================================================
CALIFORNIA DIVIDEND ADVANTAGE (NAC)              LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $482,310,078   $     --   $482,310,078
=================================================================================================

82 Nuveen Investments

CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)            LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $312,201,729   $     --   $312,201,729
=================================================================================================
CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)            LEVEL 1         LEVEL 2    LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $477,390,809   $     --   $477,390,809
=================================================================================================
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)      LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $335,153,942   $     --   $335,153,942
=================================================================================================
INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)      LEVEL 1        LEVEL 2    LEVEL 3          TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                               $    --   $116,108,905   $     --   $116,108,905
   Short-Term Investments                             --      3,000,000         --      3,000,000
-------------------------------------------------------------------------------------------------
Total                                            $    --   $119,108,905   $     --   $119,108,905
=================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and as of the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net appreciation (depreciation) recognized for the fiscal year ended February 28, 2010, on derivative instruments, as well as the primary underlying risk exposure associated with each. The following Funds invested in derivative instruments during the fiscal year ended February 28, 2010. None of the Funds had derivative contracts outstanding at February 28, 2010.

                                                                            INSURED
                                                                         CALIFORNIA      CALIFORNIA
                                                                            PREMIUM        DIVIDEND
                                                                           INCOME 2     ADVANTAGE 3
NET REALIZED GAIN (LOSS) FROM FORWARD SWAPS                                   (NCL)           (NZH)
----------------------------------------------------------------------------------------------------
RISK EXPOSURE
Interest Rate                                                            $2,508,000    $(1,938,000)
====================================================================================================

                                                                            INSURED
                                                                         CALIFORNIA      CALIFORNIA
                                                                            PREMIUM        DIVIDEND
                                                                           INCOME 2     ADVANTAGE 3
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD SWAPS         (NCL)           (NZH)
----------------------------------------------------------------------------------------------------
RISK EXPOSURE
Interest Rate                                                           $(1,751,141)   $  2,841,843
====================================================================================================

                                                           Nuveen Investments 83

    | Notes to
    | Financial Statements (continued)

4. FUND SHARES

COMMON SHARES

Transactions in Common shares were as follows:

                                        INSURED CALIFORNIA PREMIUM INCOME (NPC)   INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
                                        ---------------------------------------   ------------------------------------------
                                                        SIX MONTHS                                SIX MONTHS
                                          YEAR ENDED         ENDED   YEAR ENDED     YEAR ENDED         ENDED     YEAR ENDED
                                             2/28/10       2/28/09      8/31/08        2/28/10       2/28/09        8/31/08
----------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions               --            --           --             --            --              --
   Repurchased and retired                   (11,500)       (6,200)          --        (11,700)      (41,800)             --
----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and
      retired                           $      11.90   $     12.00           --   $      10.43   $     10.67              --
   Discount per share repurchased and
      retired                                  16.06%        15.30%          --          18.03%        17.79%             --
============================================================================================================================

                                            CALIFORNIA PREMIUM INCOME (NCU)           CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                        ---------------------------------------   ------------------------------------------
                                                        SIX MONTHS                                SIX MONTHS
                                          YEAR ENDED         ENDED   YEAR ENDED     YEAR ENDED         ENDED      YEAR ENDED
                                             2/28/10       2/28/09      8/31/08        2/28/10       2/28/09         8/31/08
----------------------------------------------------------------------------------------------------------------------------
Common shares
   Issued to shareholders due
   to reinvestment of distributions               --            --           --             --            --              --
   Repurchased and retired                   (27,400)      (14,700)          --             --            --              --
----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and
      retired                           $      10.06   $      9.67           --             --            --              --
   Discount per share repurchased and
      retired                                  19.22%        22.26%          --             --            --              --
============================================================================================================================

                                         CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)       CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                        ---------------------------------------   ------------------------------------------
                                                        SIX MONTHS                                SIX MONTHS
                                          YEAR ENDED         ENDED   YEAR ENDED     YEAR ENDED         ENDED     YEAR ENDED
                                             2/28/10       2/28/09      8/31/08        2/28/10       2/28/09        8/31/08
----------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions               --            --           --             --            --              --
   Repurchased and retired                   (32,400)      (18,300)          --             --       (12,900)             --
----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and
      retired                           $      10.28   $     10.26           --             --   $      9.31              --
   Discount per share repurchased and
      retired                                  19.87%        21.40%          --             --         19.85%             --
============================================================================================================================

                                        INSURED CALIFORNIA DIVIDEND ADVANTAGE(NKL)  INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
                                        ------------------------------------------  -------------------------------------------
                                                        SIX MONTHS                                    SIX MONTHS
                                          YEAR ENDED         ENDED      YEAR ENDED      YEAR ENDED         ENDED     YEAR ENDED
                                             2/28/10       2/28/09         8/31/08         2/28/10       2/28/09        8/31/08
-------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due
   to reinvestment of distributions               --            --              --              --            --          1,226
   Repurchased and retired                   (13,700)      (19,000)             --              --            --             --
-------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and
      retired                           $      11.04   $     10.76              --              --            --             --
   Discount per share repurchased and
      retired                                  18.04%        21.01%             --              --            --             --
===============================================================================================================================

84 Nuveen Investments

PREFERRED SHARES

Insured California Premium Income (NPC) did not redeem or notice for redemption any of their Auction Rate Preferred shares during the fiscal year ended February 28, 2010, the six months ended February 28, 2009, or the fiscal year ended August 31, 2008. Transactions in Auction Rate Preferred shares were as follows:

                                                                        INSURED CALIFORNIA
                                                                      PREMIUM INCOME 2 (NCL)
                                          ------------------------------------------------------------------------------
                                                                            SIX MONTHS
                                                 YEAR ENDED                    ENDED                   YEAR ENDED
                                                   2/28/10                    2/28/09                    8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
and/or noticed for redemption:
   Series T                                       --   $        --           --   $         --        303   $  7,575,000
   Series TH                                      --            --           --             --        304      7,600,000
------------------------------------------------------------------------------------------------------------------------
Total                                             --   $        --           --   $         --        607   $ 15,175,000
========================================================================================================================

                                                                            CALIFORNIA
                                                                       PREMIUM INCOME (NCU)
                                          ------------------------------------------------------------------------------
                                                                            SIX MONTHS
                                                 YEAR ENDED                    ENDED                   YEAR ENDED
                                                   2/28/10                    2/28/09                    8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
and/or noticed for redemption:
   Series M                                      260   $ 6,500,000           85   $  2,125,000         --   $         --
========================================================================================================================

                                                                        CALIFORNIA DIVIDEND
                                                                          ADVANTAGE (NAC)
                                          ------------------------------------------------------------------------------
                                                                            SIX MONTHS
                                                 YEAR ENDED                    ENDED                   YEAR ENDED
                                                   2/28/10                    2/28/09                    8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
and/or noticed for redemption:
   Series TH                                      --   $        --           --   $         --        790   $ 19,750,000
   Series F                                       --            --           --             --        789     19,725,000
------------------------------------------------------------------------------------------------------------------------
Total                                             --   $        --           --   $         --      1,579   $ 39,475,000
========================================================================================================================

                                                                        CALIFORNIA DIVIDEND
                                                                         ADVANTAGE 2 (NVX)
                                          ------------------------------------------------------------------------------
                                                                            SIX MONTHS
                                                 YEAR ENDED                    ENDED                   YEAR ENDED
                                                   2/28/10                    2/28/09                    8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
and/or noticed for redemption:
   Series M                                      325   $ 8,125,000           --   $         --         --   $         --
   Series F                                      324     8,100,000           --             --         --             --
------------------------------------------------------------------------------------------------------------------------
Total                                            649   $16,225,000           --   $         --         --   $         --
========================================================================================================================

                                                           Nuveen Investments 85

    | Notes to
    | Financial Statements (continued)

                                                                        CALIFORNIA DIVIDEND
                                                                         ADVANTAGE 3 (NZH)
                                          ------------------------------------------------------------------------------
                                                                            SIX MONTHS
                                                 YEAR ENDED                    ENDED                   YEAR ENDED
                                                   2/28/10                    2/28/09                    8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
and/or noticed for redemption:
   Series M                                    1,692   $42,300,000          117   $  2,925,000        542   $ 13,550,000
   Series TH                                   1,691    42,275,000          117      2,925,000        541     13,525,000
------------------------------------------------------------------------------------------------------------------------
Total                                          3,383   $84,575,000          234   $  5,850,000      1,083   $ 27,075,000
========================================================================================================================

                                                                        INSURED CALIFORNIA
                                                                     DIVIDEND ADVANTAGE (NKL)
                                          ------------------------------------------------------------------------------
                                                                            SIX MONTHS
                                                 YEAR ENDED                    ENDED                   YEAR ENDED
                                                   2/28/10                    2/28/09                    8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
and/or noticed for redemption:
   Series T                                       --   $        --           --   $         --        195   $  4,875,000
   Series F                                       --            --           --             --        195      4,875,000
------------------------------------------------------------------------------------------------------------------------
Total                                             --   $        --           --   $         --        390   $  9,750,000
========================================================================================================================

                                                                        INSURED CALIFORNIA
                                                                     TAX-FREE ADVANTAGE (NKX)
                                          ------------------------------------------------------------------------------
                                                                            SIX MONTHS
                                                 YEAR ENDED                    ENDED                   YEAR ENDED
                                                   2/28/10                    2/28/09                    8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed
   and/or noticed for redemption:
   Series TH                                     N/A           N/A          N/A            N/A      1,800   $ 45,000,000
========================================================================================================================

N/A - All $45,000,000 of the Fund's outstanding Auction Rate Preferred shares were redeemed during the fiscal year ended August 31, 2008.

Transactions in MuniFund Term Preferred shares were as follows:

                                                               CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                          ------------------------------------------------------------------------------
                                                                            SIX MONTHS
                                                 YEAR ENDED                    ENDED                   YEAR ENDED
                                                   2/28/10                    2/28/09                    8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
MuniFund Term Preferred shares issued:
   Series 2015                             8,625,000   $86,250,000          N/A            N/A        N/A            N/A
========================================================================================================================

N/A - The Fund was not authorized to issue MuniFund Term Preferred shares during the six months ended February 28, 2009 or the fiscal year ended August 31, 2008.

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                        INSURED CALIFORNIA
                                                                     TAX-FREE ADVANTAGE (NKX)
                                          ------------------------------------------------------------------------------
                                                                           SIX MONTHS
                                                 YEAR ENDED                   ENDED                    YEAR ENDED
                                                   2/28/10                   2/28/09                     8/31/08
                                          ------------------------------------------------------------------------------
                                              SHARES        AMOUNT       SHARES         AMOUNT     SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares
   issued:
   Series 1                                       --   $        --           --   $         --        355   $ 35,500,000
========================================================================================================================

86 Nuveen Investments

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2010, were as follows:

                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                 PREMIUM         PREMIUM         PREMIUM        DIVIDEND
                                                                  INCOME        INCOME 2          INCOME       ADVANTAGE
                                                                   (NPC)           (NCL)           (NCU)           (NAC)
-------------------------------------------------------------------------------------------------------------------------
Purchases                                                  $  14,634,849   $  22,161,540   $  14,559,996   $  21,925,256
Sales and maturities                                          13,702,950      19,255,737      11,305,358      20,645,357
=========================================================================================================================

                                                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                DIVIDEND        DIVIDEND        DIVIDEND        TAX-FREE
                                                             ADVANTAGE 2     ADVANTAGE 3       ADVANTAGE       ADVANTAGE
                                                                   (NVX)           (NZH)           (NKL)           (NKX)
-------------------------------------------------------------------------------------------------------------------------
Purchases                                                  $  12,579,889   $  29,068,881   $   4,555,030   $   1,051,668
Sales and maturities                                          21,084,568      28,801,623       2,946,467          53,924
=========================================================================================================================

6. INCOME TAX INFORMATION

The  following  information  is  presented  on an income tax basis.  Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing  differences  in  recognizing  certain  gains and  losses  on  investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2010, the cost of investments was as follows:

                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                 PREMIUM         PREMIUM         PREMIUM        DIVIDEND
                                                                  INCOME        INCOME 2          INCOME       ADVANTAGE
                                                                   (NPC)           (NCL)           (NCU)           (NAC)
-------------------------------------------------------------------------------------------------------------------------
Cost of investments                                        $ 133,373,380   $ 247,857,643   $ 110,794,441   $ 452,002,560
=========================================================================================================================

                                                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                DIVIDEND        DIVIDEND        DIVIDEND        TAX-FREE
                                                             ADVANTAGE 2     ADVANTAGE 3       ADVANTAGE       ADVANTAGE
                                                                   (NVX)           (NZH)           (NKL)           (NKX)
-------------------------------------------------------------------------------------------------------------------------
Cost of investments                                        $ 299,631,823   $ 473,162,952   $ 321,760,165   $ 115,923,379
=========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2010, were as follows:

                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                 PREMIUM         PREMIUM         PREMIUM        DIVIDEND
                                                                  INCOME        INCOME 2          INCOME       ADVANTAGE
                                                                   (NPC)           (NCL)           (NCU)           (NAC)
-------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                            $   6,758,407   $   9,738,967   $   4,362,299   $  20,305,322
   Depreciation                                               (2,533,484)     (5,838,645)     (3,812,779)    (18,535,639)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of              $   4,224,923   $   3,900,322   $     549,520   $   1,769,683
   investments
=========================================================================================================================

                                                           Nuveen Investments 87

    | Notes to
    | Financial Statements (continued)

                                                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                DIVIDEND        DIVIDEND        DIVIDEND        TAX-FREE
                                                             ADVANTAGE 2     ADVANTAGE 3       ADVANTAGE       ADVANTAGE
                                                                   (NVX)           (NZH)           (NKL)           (NKX)
-------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                            $  15,552,011   $  15,563,926   $  14,417,360   $   3,741,630
   Depreciation                                              (11,876,548)    (22,429,905)     (8,408,249)     (3,913,686)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of              $   3,675,463   $  (6,865,979)  $   6,009,111   $    (172,056)
   investments
=========================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2010, the Funds' tax year end, were as follows:

                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                 PREMIUM         PREMIUM         PREMIUM        DIVIDEND
                                                                  INCOME        INCOME 2          INCOME       ADVANTAGE
                                                                   (NPC)           (NCL)           (NCU)           (NAC)
-------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                      $   1,674,185   $   3,564,683   $   1,427,246   $   5,997,103
Undistributed net ordinary income **                                  --          24,968           5,784          47,938
Undistributed net long-term capital gains                        189,500              --              --              --
=========================================================================================================================

                                                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                DIVIDEND        DIVIDEND        DIVIDEND        TAX-FREE
                                                             ADVANTAGE 2     ADVANTAGE 3       ADVANTAGE       ADVANTAGE
                                                                   (NVX)           (NZH)           (NKL)           (NKX)
-------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                      $   4,247,557   $   6,317,898   $   4,081,372   $   1,124,400
Undistributed net ordinary income **                               1,239           5,352              --              --
Undistributed net long-term capital gains                             --              --              --              --
=========================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2010, paid on March 1, 2010.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended February 28, 2010, February 28, 2009, and August 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                 PREMIUM         PREMIUM         PREMIUM        DIVIDEND
                                                                  INCOME        INCOME 2          INCOME       ADVANTAGE
YEAR FEBRUARY 28, 2010                                             (NPC)           (NCL)           (NCU)           (NAC)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***               $   5,137,076   $  10,331,450   $   4,307,774   $  19,787,318
Distributions from net ordinary income **                         78,012          18,216              --         209,009
Distributions from net long-term capital gains ****               47,538         201,208              --         178,190
=========================================================================================================================

                                                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                DIVIDEND        DIVIDEND        DIVIDEND        TAX-FREE
                                                             ADVANTAGE 2     ADVANTAGE 3       ADVANTAGE       ADVANTAGE
YEAR FEBRUARY 28, 2010                                             (NVX)           (NZH)           (NKL)           (NKX)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                $  13,349,752   $  20,781,977   $  13,395,977   $   4,573,073
Distributions from net ordinary income **                             --              --              --             --
Distributions from net long-term capital gains****                    --              --              --             --
=========================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2010, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2010.

88 Nuveen Investments

                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                 PREMIUM         PREMIUM         PREMIUM        DIVIDEND
                                                                  INCOME        INCOME 2          INCOME       ADVANTAGE
SIX MONTHS ENDED FEBRUARY 28, 2009                                 (NPC)           (NCL)           (NCU)           (NAC)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                   $   2,881,331   $   5,194,372   $   2,510,654   $  10,494,023
Distributions from net ordinary income **                        678,143         174,474              --       3,578,861
Distributions from net long-term capital gains                   413,615       1,923,636          48,738       3,054,991
=========================================================================================================================

                                                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                DIVIDEND        DIVIDEND        DIVIDEND        TAX-FREE
                                                             ADVANTAGE 2     ADVANTAGE 3       ADVANTAGE       ADVANTAGE
SIX MONTHS ENDED FEBRUARY 28, 2009                                 (NVX)           (NZH)           (NKL)           (NKX)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                   $   6,778,776   $  11,094,973   $   7,072,249   $   2,395,806
Distributions from net ordinary income **                         32,516              --         616,317              --
Distributions from net long-term capital gains                   672,624              --         153,290         408,931
=========================================================================================================================

                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                 PREMIUM         PREMIUM         PREMIUM        DIVIDEND
                                                                  INCOME        INCOME 2          INCOME       ADVANTAGE
YEAR ENDED AUGUST 31, 2008                                         (NPC)           (NCL)           (NCU)           (NAC)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                   $   6,134,637   $  11,218,712   $   5,106,134   $  22,909,598
Distributions from net ordinary income **                         65,183              --              --              --
Distributions from net long-term capital gains                    46,723              --              --       1,099,170
=========================================================================================================================

                                                                                                 INSURED         INSURED
                                                              CALIFORNIA      CALIFORNIA      CALIFORNIA      CALIFORNIA
                                                                DIVIDEND        DIVIDEND        DIVIDEND        TAX-FREE
                                                             ADVANTAGE 2     ADVANTAGE 3       ADVANTAGE       ADVANTAGE
YEAR ENDED AUGUST 31, 2008                                         (NVX)           (NZH)           (NKL)           (NKX)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                   $  13,977,615   $  23,159,643   $  14,876,094   $   5,562,376
Distributions from net ordinary income **                             --              --              --              --
Distributions from net long-term capital gains                        --              --         457,297              --
=========================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2010, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                              INSURED                                                                INSURED       INSURED
                           CALIFORNIA   CALIFORNIA     CALIFORNIA    CALIFORNIA     CALIFORNIA    CALIFORNIA    CALIFORNIA
                              PREMIUM      PREMIUM       DIVIDEND      DIVIDEND       DIVIDEND      DIVIDEND      TAX-FREE
                             INCOME 2       INCOME      ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3     ADVANTAGE     ADVANTAGE
                                (NCL)        (NCU)          (NAC)         (NVX)          (NZH)         (NKL)         (NKX)
---------------------------------------------------------------------------------------------------------------------------
Expiration:
   February 28, 2011      $        --   $       --   $         --   $        --   $  2,816,211   $        --   $        --
   February 29, 2012               --           --             --            --        323,840            --            --
   February 29, 2016               --           --             --            --      3,869,938            --            --
   February 28, 2017               --       88,523     14,137,598       926,547      4,536,999       240,670       590,949
   February 28, 2018        5,325,933      881,108        731,149     1,921,563     10,646,251     1,227,051       530,894
---------------------------------------------------------------------------------------------------------------------------
Total                     $ 5,325,933   $  969,631   $ 14,868,747   $ 2,848,110   $ 22,193,239   $ 1,467,721   $ 1,121,843
===========================================================================================================================

                                                           Nuveen Investments 89

    | Notes to
    | Financial Statements (continued)

California Dividend Advantage 3 (NZH) elected to defer net realized losses from investments incurred from November 1, 2009 through February 28, 2010, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October capital losses of $307,631 are treated as having arisen on the first day of the following fiscal year.

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

                                         INSURED CALIFORNIA PREMIUM INCOME (NPC)
                                       INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
                                                 CALIFORNIA PREMIUM INCOME (NCU)
AVERAGE DAILY NET ASSETS*                                   FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For the next $3 billion                                                  .3875
For net assets over $5 billion                                           .3750
================================================================================

                                             CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                           CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                     INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
                                     INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
AVERAGE DAILY NET ASSETS*                                   FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                               .4500%
For the next $125 million                                                .4375
For the next $250 million                                                .4250
For the next $500 million                                                .4125
For the next $1 billion                                                  .4000
For net assets over $2 billion                                           .3750
================================================================================

90 Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL*        EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                              .2000%
$56 billion                                                              .1996
$57 billion                                                              .1989
$60 billion                                                              .1961
$63 billion                                                              .1931
$66 billion                                                              .1900
$71 billion                                                              .1851
$76 billion                                                              .1806
$80 billion                                                              .1773
$91 billion                                                              .1691
$125 billion                                                             .1599
$200 billion                                                             .1505
$250 billion                                                             .1469
$300 billion                                                             .1445
================================================================================

* The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of February 28, 2010, the complex-level fee rate was .1874%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
JULY 31,                                         JULY 31,
--------------------------------------------------------------------------------
1999*                       .30%                 2005                      .25%
2000                        .30                  2006                      .20
2001                        .30                  2007                      .15
2002                        .30                  2008                      .10
2003                        .30                  2009                      .05
2004                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2001*                        .30%                2007                      .25%
2002                         .30                 2008                      .20
2003                         .30                 2009                      .15
2004                         .30                 2010                      .10
2005                         .30                 2011                      .05
2006                         .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

                                                           Nuveen Investments 91

    | Notes to
    | Financial Statements (continued)

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
SEPTEMBER 30,                                    SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                       .30%                 2007                  .25%
2002                        .30                  2008                  .20
2003                        .30                  2009                  .15
2004                        .30                  2010                  .10
2005                        .30                  2011                  .05
2006                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
MARCH 31,                                        MARCH 31,
--------------------------------------------------------------------------------
2002*                       .30%                 2008                  .25%
2003                        .30                  2009                  .20
2004                        .30                  2010                  .15
2005                        .30                  2011                  .10
2006                        .30                  2012                  .05
2007                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                      YEAR ENDING
NOVEMBER 30,                                     NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                       .32%                 2007                  .32%
2003                        .32                  2008                  .24
2004                        .32                  2009                  .16
2005                        .32                  2010                  .08
2006                        .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

8. NEW ACCOUNTING PRONOUNCEMENTS

ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS

During June 2009, FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

92 Nuveen Investments

FAIR VALUE MEASUREMENTS

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. SUBSEQUENT EVENTS

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income, which were paid on April 1, 2010, to shareholders of record on March 15, 2010, as follows:

                                INSURED       INSURED
                             CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                 INCOME      INCOME 2       INCOME    ADVANTAGE
                                   (NPC)         (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Dividend per share               $.0690        $.0720       $.0700       $.0720
================================================================================

                                                           INSURED      INSURED
                             CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                               DIVIDEND      DIVIDEND     DIVIDEND     TAX-FREE
                            ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                   (NVX)         (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Dividend per share               $.0790        $.0750       $.0750       $.0660
================================================================================

DISTRIBUTIONS TO MUNIFUND TERM PREFERRED SHAREHOLDERS

California Dividend Advantage 3 (NZH) declared a dividend distribution of $0.024583, which was paid on April 1, 2010, to shareholders of record on March 15, 2010.

AUCTION RATE PREFERRED SHARES NOTICES FOR REDEMPTION

On March 1, 2010, Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and Insured California Dividend Advantage (NKL) noticed for redemption $3.25 million, $6.5 million and $4.5 million of their outstanding Auction Rate Preferred shares, at liquidation value, respectively. The Funds used tender option bonds (TOBs) to finance the partial redemption of their Auction Rate Preferred shares, at liquidation value.

On March 31, 2010, Insured California Premium Income (NPC) noticed for redemption its remaining $41.75 million outstanding Auction Rate Preferred shares using proceeds from the issuance of Variable Rate Demand Preferred shares for this redemption.

MUNIFUND TERM PREFERRED SHARES

Subsequent to the reporting period, California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and Insured California Dividend Advantage (NKL) filed with the Securities and Exchange Commission ("SEC") registration statements seeking to register MuniFund Term Preferred shares. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MuniFund Term Preferred to refinance all or a portion of each Fund's Auction Rate Preferred shares. The issuance of MuniFund Term Preferred shares by these Funds is subject to market conditions. There is no assurance that these MuniFund Term Preferred shares will be issued.

VARIABLE RATE DEMAND PREFERRED SHARES

On March 30, 2010, Insured California Premium Income (NPC) issued $42.7 million of Variable Rate Demand Preferred shares.

                                                           Nuveen Investments 93

    | Financial
    | Highlights

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                                    --------------------------------------------------------------  -----------------------------
                                                             DISTRIBUTIONS  DISTRIBUTIONS
                                                                  FROM NET           FROM                  NET
                         BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT    CAPITAL
                            COMMON                      NET      INCOME TO       GAINS TO            INCOME TO   GAINS TO
                             SHARE         NET    REALIZED/   AUCTION RATE   AUCTION RATE               COMMON     COMMON
                         NET ASSET  INVESTMENT   UNREALIZED      PREFERRED      PREFERRED               SHARE-     SHARE-
                             VALUE      INCOME  GAIN (LOSS)   SHAREHOLDERS+  SHAREHOLDERS+   TOTAL     HOLDERS    HOLDERS   TOTAL
----------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        $14.03        $.96       $  .55          $(.03)         $(.02)   $1.46       $(.75)     $  --   $(.75)
2009(d)                      14.93         .47         (.74)          (.11)          (.02)    (.40)       (.36)      (.14)   (.50)
Year Ended 8/31:
2008                         15.04         .95         (.10)          (.22)            --**    .63        (.73)      (.01)   (.74)
2007                         15.58         .90         (.40)          (.21)          (.02)     .27        (.73)      (.08)   (.81)
2006                         16.21         .92         (.38)          (.18)          (.02)     .34        (.83)      (.14)   (.97)
2005                         16.23         .95          .22           (.10)          (.01)    1.06        (.92)      (.16)  (1.08)

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                         12.85         .98          .99           (.03)          (.02)    1.92        (.78)        --    (.78)
2009(d)                      14.13         .44        (1.12)          (.10)          (.02)    (.80)       (.34)      (.14)   (.48)
Year Ended 8/31:
2008                         14.50         .95         (.44)          (.24)            --      .27        (.64)        --    (.64)
2007                         14.99         .89         (.46)          (.25)            --      .18        (.67)        --    (.67)
2006                         15.33         .90         (.28)          (.20)            --      .42        (.76)        --    (.76)
2005                         15.12         .91          .29           (.11)            --     1.09        (.88)        --    (.88)
==================================================================================================================================

                                                          AUCTION RATE PREFERRED SHARES
                                                                AT END OF PERIOD
                                                      --------------------------------------
                      DISCOUNT
                          FROM
                        COMMON      ENDING
                        SHARES      COMMON              AGGREGATE   LIQUIDATION
                   REPURCHASED       SHARE   ENDING        AMOUNT    AND MARKET       ASSET
                           AND   NET ASSET   MARKET   OUTSTANDING         VALUE    COVERAGE
                       RETIRED       VALUE    VALUE         (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
--------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                      $ --**    $14.74   $13.30       $45,000       $25,000     $77,746
2009(d)                     --**     14.03    12.04        45,000        25,000      75,295
Year Ended 8/31:
2008                        --       14.93    13.89        45,000        25,000      78,590
2007                        --       15.04    14.96        45,000        25,000      78,987
2006                        --       15.58    15.08        45,000        25,000      80,878
2005                        --       16.21    15.90        45,000        25,000      83,061

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        --**     13.99    12.72        79,825        25,000      80,487
2009(d)                     --**     12.85    10.89        79,825        25,000      75,996
Year Ended 8/31:
2008                        --       14.13    12.66        87,400        25,000      76,411
2007                        --       14.50    13.71        95,000        25,000      73,511
2006                        --       14.99    14.19        95,000        25,000      75,150
2005                        --       15.33    15.05        95,000        25,000      76,288
============================================================================================

94 Nuveen Investments

                                                               RATIOS/SUPPLEMENTAL DATA
                                                  ---------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS
                                                                     APPLICABLE TO COMMON SHARES
                             TOTAL RETURNS                              BEFORE REIMBURSEMENT++
                         ---------------------                   ------------------------------------
                                         BASED          ENDING
                                            ON             NET
                            BASED       COMMON          ASSETS
                               ON    SHARE NET      APPLICABLE    EXPENSES     EXPENSES          NET
                           MARKET        ASSET       TO COMMON   INCLUDING    EXCLUDING   INVESTMENT
                         VALUE(a)     VALUE(a)    SHARES (000)    INTEREST(c)  INTEREST       INCOME
-----------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
-----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        17.13%       10.66%       $ 94,944        1.19%        1.19%        6.68%
2009(d)                     (9.25)       (2.43)         90,531        1.27*        1.27*        6.88*
Year Ended 8/31:
2008                        (2.21)        4.23          96,462        1.19         1.19         6.24
2007                         4.61         1.70          97,176        1.22         1.16         5.84
2006                         1.00         2.23         100,581        1.16         1.16         5.89
2005                         7.58         6.74         104,510        1.14         1.14         5.85

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
-----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        24.41        15.35         177,169        1.27         1.18         7.25
2009(d)                     (9.95)       (5.40)        162,831        1.53*        1.24*        7.15*
Year Ended 8/31:
2008                        (3.06)        1.86         179,734        1.23         1.21         6.56
2007                         1.26         1.18         184,343        1.24         1.18         6.00
2006                         (.63)        2.91         190,571        1.20         1.20         6.05
2005                         5.10         7.42         194,895        1.17         1.17         6.03
=====================================================================================================

                              RATIOS/SUPPLEMENTAL DATA
                   ------------------------------------------------
                      RATIOS TO AVERAGE NET ASSETS
                      APPLICABLE TO COMMON SHARES
                        AFTER REIMBURSEMENT++(b)
                   --------------------------------------
                    EXPENSES     EXPENSES          NET   PORTFOLIO
                   INCLUDING    EXCLUDING   INVESTMENT    TURNOVER
                    INTEREST(c)  INTEREST       INCOME        RATE
-------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
-------------------------------------------------------------------
Year Ended 2/28:
2010                    1.19%        1.19%        6.68%         10%
2009(d)                 1.27*        1.27*        6.88*          1
Year Ended 8/31:
2008                    1.18         1.18         6.24          17
2007                    1.22         1.16         5.85           9
2006                    1.16         1.16         5.89           9
2005                    1.14         1.14         5.85           9

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------
Year Ended 2/28:
2010                    1.27         1.18         7.25           7
2009(d)                 1.52*        1.23*        7.15*          9
Year Ended 8/31:
2008                    1.23         1.21         6.56          12
2007                    1.24         1.18         5.99          19
2006                    1.20         1.20         6.05          14
2005                    1.17         1.17         6.03           7
===================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the six months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 95

    | Financial
    | Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS                           LESS DISTRIBUTIONS
                                    --------------------------------------------------------------  -----------------------------
                                                             DISTRIBUTIONS  DISTRIBUTIONS
                                                                  FROM NET           FROM                  NET
                         BEGINNING                              INVESTMENT        CAPITAL           INVESTMENT    CAPITAL
                            COMMON                      NET      INCOME TO       GAINS TO            INCOME TO   GAINS TO
                             SHARE         NET    REALIZED/   AUCTION RATE   AUCTION RATE               COMMON     COMMON
                         NET ASSET  INVESTMENT   UNREALIZED      PREFERRED      PREFERRED               SHARE-     SHARE-
                             VALUE      INCOME  GAIN (LOSS)   SHAREHOLDERS+  SHAREHOLDERS+   TOTAL     HOLDERS    HOLDERS   TOTAL
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        $12.37       $ .95       $ 1.13          $(.03)        $   --    $2.05       $(.72)     $  --   $(.72)
2009(d)                      13.67         .43        (1.29)          (.10)            --**   (.96)       (.33)      (.01)   (.34)
Year Ended 8/31:
2008                         14.06         .92         (.43)          (.24)            --      .25        (.64)        --    (.64)
2007                         14.63         .90         (.52)          (.24)          (.01)     .13        (.67)      (.03)   (.70)
2006                         15.03         .89         (.30)          (.21)            --      .38        (.77)      (.01)   (.78)
2005                         14.51         .90          .60           (.12)            --     1.38        (.86)        --    (.86)

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                         12.10        1.01         1.63           (.03)          (.02)    2.59        (.81)        --    (.81)
2009(d)                      14.43         .49        (2.07)          (.09)          (.02)   (1.69)       (.38)      (.26)   (.64)
Year Ended 8/31:
2008                         14.93        1.02         (.50)          (.23)          (.01)     .28        (.74)      (.04)   (.78)
2007                         15.59        1.00         (.56)          (.24)          (.01)     .19        (.80)      (.05)   (.85)
2006                         15.98        1.01         (.25)          (.21)            --      .55        (.91)      (.03)   (.94)
2005                         15.59        1.04          .50           (.12)            --     1.42        (.98)      (.05)  (1.03)
==================================================================================================================================

                                                          AUCTION RATE PREFERRED SHARES
                                                                AT END OF PERIOD
                                                      --------------------------------------
                      DISCOUNT
                          FROM
                        COMMON      ENDING
                        SHARES      COMMON              AGGREGATE   LIQUIDATION
                   REPURCHASED       SHARE   ENDING        AMOUNT    AND MARKET       ASSET
                           AND   NET ASSET   MARKET   OUTSTANDING         VALUE    COVERAGE
                       RETIRED       VALUE    VALUE         (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
--------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                      $.01      $13.71   $12.11      $ 34,375       $25,000     $82,150
2009(d)                     --**     12.37    10.06        40,875        25,000      68,584
Year Ended 8/31:
2008                        --       13.67    12.58        43,000        25,000      70,910
2007                        --       14.06    13.03        43,000        25,000      72,209
2006                        --       14.63    14.01        43,000        25,000      74,109
2005                        --       15.03    14.37        43,000        25,000      75,456

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
--------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        --       13.88    12.60       135,525        25,000      85,098
2009(d)                     --       12.10    10.82       135,525        25,000      77,430
Year Ended 8/31:
2008                        --       14.43    13.44       135,525        25,000      87,485
2007                        --       14.93    14.34       175,000        25,000      75,075
2006                        --       15.59    15.97       175,000        25,000      77,217
2005                        --       15.98    16.07       175,000        25,000      78,466
===========================================================================================

96 Nuveen Investments

                                                                RATIOS/SUPPLEMENTAL DATA
                                                  ----------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS
                                                                     APPLICABLE TO COMMON SHARES
                             TOTAL RETURNS                              BEFORE REIMBURSEMENT++
                         ---------------------                   -------------------------------------
                                         BASED          ENDING
                            BASED           ON             NET
                               ON    SHARE NET      APPLICABLE      EXPENSES    EXPENSES          NET
                           MARKET        ASSET       TO COMMON     INCLUDING   EXCLUDING   INVESTMENT
                         VALUE(a)     VALUE(a)    SHARES (000)   INTEREST(c)    INTEREST       INCOME
------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        28.13%       17.06%       $ 78,581          1.30%       1.24%        7.18%
2009(d)                    (17.22)       (6.92)         71,260          1.57*       1.37*        7.06*
Year Ended 8/31:
2008                         1.51         1.81          78,966          1.34        1.23         6.56
2007                        (2.21)         .82          81,200          1.29        1.21         6.14
2006                         3.14         2.72          84,467          1.23        1.23         6.09
2005                        11.76         9.75          86,785          1.21        1.21         6.08

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        24.62        21.97         325,791          1.21        1.13         7.63
2009(d)                    (14.14)      (11.45)        284,221          1.31*       1.17*        7.92*
Year Ended 8/31:
2008                         (.84)        1.85         338,732          1.26        1.15         6.77
2007                        (5.19)        1.16         350,523          1.17        1.12         6.24
2006                         5.47         3.63         365,516          1.13        1.13         6.22
2005                        14.62         9.41         374,265          1.12        1.12         6.22
======================================================================================================

                               RATIOS/SUPPLEMENTAL DATA
                   ------------------------------------------------
                       RATIOS TO AVERAGE NET ASSETS
                       APPLICABLE TO COMMON SHARES
                         AFTER REIMBURSEMENT++(b)
                   -----------------------------------
                    EXPENSES     EXPENSES          NET   PORTFOLIO
                   INCLUDING    EXCLUDING   INVESTMENT    TURNOVER
                    INTEREST(c)  INTEREST       INCOME        RATE
-------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
-------------------------------------------------------------------
Year Ended 2/28:
2010                    1.30%        1.24%        7.18%         10%
2009(d)                 1.57*        1.37*        7.06*         14
Year Ended 8/31:
2008                    1.34         1.23         6.55           5
2007                    1.29         1.21         6.14          11
2006                    1.23         1.23         6.09          20
2005                    1.21         1.21         6.08          13

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
-------------------------------------------------------------------
Year Ended 2/28:
2010                    1.18         1.10         7.66           4
2009(d)                 1.24*        1.10*        7.99*         14
Year Ended 8/31:
2008                    1.11         1.00         6.92          19
2007                     .95          .90         6.46          20
2006                     .84          .84         6.50          13
2005                     .75          .75         6.59           4
===================================================================

*     Annualized.

**    Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)   For the six months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 97

    | Financial
    | Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                  INVESTMENT OPERATIONS                                  LESS DISTRIBUTIONS
                               -----------------------------------------------------------------   -----------------------------
                                                          DISTRIBUTIONS   DISTRIBUTIONS
                                                               FROM NET            FROM                   NET
                   BEGINNING                                 INVESTMENT         CAPITAL            INVESTMENT    CAPITAL
                      COMMON                        NET       INCOME TO        GAINS TO             INCOME TO   GAINS TO
                       SHARE          NET     REALIZED/    AUCTION RATE    AUCTION RATE                COMMON     COMMON
                   NET ASSET   INVESTMENT    UNREALIZED       PREFERRED       PREFERRED                SHARE-     SHARE-
                       VALUE       INCOME   GAIN (LOSS)   SHAREHOLDERS+   SHAREHOLDERS+    TOTAL      HOLDERS    HOLDERS   TOTAL
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                  $12.91        $1.07        $ 1.43           $(.04)          $  --   $ 2.46        $(.88)      $ --   $(.88)
2009(d)                14.39          .51         (1.47)           (.11)           (.01)   (1.08)        (.36)      (.04)   (.40)
Year Ended 8/31:
2008                   14.69         1.01          (.37)           (.25)             --      .39         (.69)        --    (.69)
2007                   15.36          .96          (.62)           (.25)             --      .09         (.76)        --    (.76)
2006                   15.63          .97          (.19)           (.21)             --      .57         (.84)        --    (.84)
2005                   14.97          .98           .71            (.12)             --     1.57         (.91)        --    (.91)

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                   11.53          .98          1.53            (.03)             --     2.48         (.83)        --    (.83)
2009(d)                13.62          .50         (2.13)           (.09)             --    (1.72)        (.37)        --    (.37)
Year Ended 8/31:
2008                   14.25         1.03          (.70)           (.25)             --      .08         (.71)        --    (.71)
2007                   15.03          .98          (.73)           (.27)             --     (.02)        (.76)        --    (.76)
2006                   15.31          .97          (.20)           (.22)             --      .55         (.83)        --    (.83)
2005                   14.65          .97           .68            (.13)             --     1.52         (.86)        --    (.86)
=================================================================================================================================

                      DISCOUNT                        AUCTION RATE PREFERRED SHARES   MUNIFUND TERM PREFERRED SARES
                          FROM                               AT END OF PERIOD               AT END OF PERIOD
                        COMMON      ENDING            -----------------------------   -----------------------------
                        SHARES      COMMON              AGGREGATE       LIQUIDATION     AGGREGATE       LIQUIDATION
                   REPURCHASED       SHARE   ENDING        AMOUNT        AND MARKET        AMOUNT        AND MARKET       ASSET
                           AND   NET ASSET   MARKET   OUTSTANDING             VALUE   OUTSTANDING             VALUE    COVERAGE
                       RETIRED       VALUE    VALUE         (000)         PER SHARE         (000)         PER SHARE   PER SHARE
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                      $ --**    $14.49   $13.56      $ 93,775           $25,000      $     --              $ --     $81,968
2009(d)                     --**     12.91    10.51       110,000            25,000            --                --      68,369
Year Ended 8/31:
2008                        --       14.39    12.67       110,000            25,000            --                --      73,384
2007                        --       14.69    13.73       110,000            25,000            --                --      74,394
2006                        --       15.36    14.95       110,000            25,000            --                --      76,627
2005                        --       15.63    15.19       110,000            25,000            --                --      77,532

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        --       13.18    12.67        69,500            25,000        86,250                10***       --****
2009(d)                     --**     11.53    10.23       154,075            25,000            --                --      70,117
Year Ended 8/31:
2008                        --       13.62    12.87       159,925            25,000            --                --      76,377
2007                        --       14.25    13.52       187,000            25,000            --                --      70,963
2006                        --       15.03    14.84       187,000            25,000            --                --      73,459
2005                        --       15.31    14.49       187,000            25,000            --                --      74,367
================================================================================================================================

98 Nuveen Investments

                                                                       RATIOS/SUPPLEMENTAL DATA
                                    ----------------------------------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS       RATIOS TO AVERAGE NET ASSETS
                                                     APPLICABLE TO COMMON SHARES        APPLICABLE TO COMMON SHARES
                TOTAL RETURNS                          BEFORE REIMBURSEMENT++            AFTER REIMBURSEMENT++(b)
             -------------------                 ---------------------------------- ----------------------------------
                           BASED          ENDING
                              ON             NET
              BASED       COMMON          ASSETS
                 ON    SHARE NET      APPLICABLE  EXPENSES     EXPENSES         NET   EXPENSES     EXPENSES         NET  PORTFOLIO
             MARKET        ASSET       TO COMMON INCLUDING    EXCLUDING  INVESTMENT  INCLUDING    EXCLUDING  INVESTMENT   TURNOVER
              VALUE(a)     VALUE(a) SHARES (000)  INTEREST(c)  INTEREST      INCOME   INTEREST(c)  INTEREST      INCOME       RATE
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended
  2/28:
2010          38.29%       19.52%   $    213,687      1.20%        1.16%       7.58%      1.04%        1.01%       7.74%         4%
2009(d)      (13.83)       (7.40)        190,824      1.37*        1.32*       7.85*      1.14*        1.09*       8.08*         7
Year Ended
  8/31:
2008          (2.80)        2.76         212,890      1.25         1.16        6.56        .99          .90        6.83         20
2007          (3.39)         .46         217,332      1.25         1.17        5.97        .91          .83        6.31         21
2006           4.19         3.82         227,160      1.16         1.16        5.94        .74          .74        6.35          9
2005          14.98        10.80         231,140      1.16         1.16        5.94        .71          .71        6.39          3

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended
  2/28:
2010          32.93        22.17         317,860      1.36         1.17        7.68       1.16          .97        7.88          6
2009(d)      (17.58)      (12.54)        278,056      1.39*        1.27*       8.50*      1.13*        1.01*       8.75*         9
Year Ended
  8/31:
2008            .46          .60         328,659      1.21         1.19        6.96        .90          .88        7.27         23
2007          (4.12)        (.32)        343,806      1.22         1.16        6.16        .83          .78        6.54         23
2006           8.50         3.81         362,473      1.16         1.16        6.08        .71          .71        6.53         10
2005          15.75        10.69         369,262      1.17         1.17        6.05        .71          .71        6.50          5
==================================================================================================================================

   *   Annualized.

  **   Rounds to less than $.01 per share.

 *** For the period December 21, 2009 through February 28, 2010, the average market value per share was $10.09.

**** Asset coverage per $1 of liquidation preference for Auction Rate Preferred shares and MuniFund Term Preferred shares equaled $3.04. On a per share basis, asset coverage is $76,021 and $30.41 for Auction Rate Preferred shares and MuniFund Term Preferred shares, respectively.

   +  The amounts shown are based on Common share equivalents.

  ++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

 (a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

 (b) After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

 (c) The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

 (d)  For the six months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           Nuveen Investments 99

    | Financial
    | Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                  INVESTMENT OPERATIONS                                  LESS DISTRIBUTIONS
                               -----------------------------------------------------------------   -----------------------------
                                                          DISTRIBUTIONS   DISTRIBUTIONS
                                                               FROM NET            FROM                   NET
                   BEGINNING                                 INVESTMENT         CAPITAL            INVESTMENT    CAPITAL
                      COMMON                        NET       INCOME TO        GAINS TO             INCOME TO   GAINS TO
                       SHARE          NET     REALIZED/    AUCTION RATE    AUCTION RATE                COMMON     COMMON
                   NET ASSET   INVESTMENT    UNREALIZED       PREFERRED       PREFERRED                SHARE-     SHARE-
                       VALUE       INCOME   GAIN (LOSS)    SHAREHOLDERS+   SHAREHOLDERS+   TOTAL      HOLDERS    HOLDERS   TOTAL
---------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010               $   13.52   $     1.06   $      1.01   $        (.04)  $          --   $ 2.03   $     (.84)  $     --   $(.84)
2009(d)                14.61          .50         (1.07)           (.10)           (.01)    (.68)        (.37)      (.04)   (.41)
Year Ended 8/31:
2008                   14.91         1.03          (.33)           (.25)           (.01)     .44         (.72)      (.02)   (.74)
2007                   15.50         1.01          (.57)           (.26)             --**    .18         (.77)        --**  (.77)
2006                   15.81         1.01          (.25)           (.22)             --      .54         (.85)        --    (.85)
2005                   15.35         1.01           .52            (.12)             --     1.41         (.90)      (.05)   (.95)

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                   12.85          .85          1.09              --              --     1.94         (.76)        --    (.76)
2009(d)                14.19          .39         (1.32)             --**          (.01)    (.94)        (.35)      (.05)   (.40)
Year Ended 8/31:
2008                   14.47          .97          (.30)           (.24)             --      .43         (.71)        --    (.71)
2007                   14.92          .96          (.46)           (.24)             --      .26         (.71)        --    (.71)
2006                   15.17          .95          (.25)           (.21)             --      .49         (.74)        --    (.74)
2005                   14.62          .96           .57            (.13)             --     1.40         (.85)        --    (.85)
=================================================================================================================================

                      DISCOUNT                         AUCTION RATE PREFERRED SHARES     VARIABLE RATE DEMAND PREFERRED SHARES
                          FROM                                AT END OF PERIOD                       AT END OF PERIOD
                        COMMON      ENDING          -----------------------------------  --------------------------------------
                        SHARES      COMMON            AGGREGATE  LIQUIDATION               AGGREGATE   LIQUIDATION
                   REPURCHASED       SHARE  ENDING       AMOUNT   AND MARKET      ASSET       AMOUNT    AND MARKET       ASSET
                           AND   NET ASSET  MARKET  OUTSTANDING        VALUE   COVERAGE  OUTSTANDING         VALUE    COVERAGE
                       RETIRED       VALUE   VALUE        (000)    PER SHARE  PER SHARE         000)     PER SHARE   PER SHARE
-------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010               $        --** $   14.71  $13.66  $   108,250  $    25,000  $  76,802  $        --   $        --   $      --
2009(d)                     --**     13.52   11.16      108,250       25,000     72,683           --            --          --
Year Ended 8/31:
2008                        --       14.61   13.50      118,000       25,000     72,321           --            --          --
2007                        --       14.91   14.24      118,000       25,000     73,289           --            --          --
2006                        --       15.50   15.70      118,000       25,000     75,111           --            --          --
2005                        --       15.81   15.00      118,000       25,000     76,113           --            --          --

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010                        --       14.03   12.87           --           --         --       35,500       100,000     332,616
2009(d)                     --       12.85   11.75           --           --         --       35,500       100,000     313,131
Year Ended 8/31:
2008                        --       14.19   13.78           --           --         --       35,500       100,000     335,299
2007                        --       14.47   14.47       45,000       25,000     72,302           --            --          --
2006                        --       14.92   14.27       45,000       25,000     73,764           --            --          --
2005                        --       15.17   14.38       45,000       25,000     74,595           --            --          --
===============================================================================================================================

100 Nuveen Investments

                                                                        RATIOS/SUPPLEMENTAL DATA
                                   -------------------------------------------------------------------------------------------------
                                                   RATIOS TO AVERAGE NET ASSETS        RATIOS TO AVERAGE NET ASSETS
                                                    APPLICABLE TO COMMON SHARES         APPLICABLE TO COMMON SHARES
                TOTAL RETURNS                         BEFORE REIMBURSEMENT++             AFTER REIMBURSEMENT++(b)
            ----------------------              ----------------------------------  ----------------------------------
                          BASED          ENDING
                             ON             NET
             BASED       COMMON          ASSETS
                ON    SHARE NET      APPLICABLE  EXPENSES     EXPENSES         NET   EXPENSES     EXPENSES         NET  PORTFOLIO
            MARKET        ASSET       TO COMMON INCLUDING    EXCLUDING  INVESTMENT  INCLUDING    EXCLUDING  INVESTMENT   TURNOVER
             VALUE(a)     VALUE(a) SHARES (000)  INTEREST(c)  INTEREST      INCOME   INTEREST(c)  INTEREST      INCOME       RATE
------------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended
  2/28:
2010         30.55%       15.42%   $    224,301      1.19%        1.16%       7.21%       .95%         .93%       7.45%         1%
2009(d)     (14.22)       (4.50)        206,467      1.32*        1.23*       7.36*      1.01*         .92*       7.67*         3
Year Ended
  8/31:
2008          (.03)        2.98         223,356      1.19         1.19        6.52        .84          .84        6.87          6
2007         (4.64)        1.13         227,923      1.21         1.16        6.12        .79          .74        6.54         12
2006         10.72         3.62         236,525      1.17         1.17        6.12        .71          .71        6.58          3
2005          9.00         9.46         241,254      1.16         1.16        6.06        .72          .72        6.50          4
------------------------------------------------------------------------------------------------------------------------------------

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
Year Ended
  2/28:
2010         16.39        15.49          82,579      1.68         1.46        6.11       1.47         1.25        6.32         --***
2009(d)     (11.55)       (6.42)         75,661      2.57*        1.54*       5.89*      2.27*        1.24*       6.19*         3
Year Ended
  8/31:
2008           .12         2.97          83,531      1.33         1.26        6.28        .94          .86        6.67         28
2007          6.35         1.69          85,144      1.27         1.21        5.95        .79          .73        6.43         15
2006          4.56         3.43          87,775      1.22         1.22        5.97        .74          .74        6.45          4
2005          7.46         9.84          89,272      1.21         1.21        5.95        .74          .74        6.42          3
====================================================================================================================================

  *   Annualized.

 **   Rounds to less than $.01 per share.

***   Calculates to less than 1%.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1 -Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(d)   For the six months ended February 28, 2009.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          Nuveen Investments 101

Board Members & Officers

      The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
    NAME,                                           ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
    BIRTHDATE                   POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
    & ADDRESS                   WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   ROBERT P. BREMNER                                                               Private Investor and Management Consultant;
    8/22/40                     Chairman of                                         Treasurer and Director, Humanities Council of
    333 W. Wacker Drive         the Board           1996               199          Washington, D.C.
    Chicago, IL 60606           and Board Member

o   JACK B. EVANS                                                                   President, The Hall-Perrine Foundation, a
    10/22/48                                                                        private philanthropic corporation (since
    333 W. Wacker Drive         Board Member        1999               199          1996); Director and Chairman, United Fire
    Chicago, IL 60606                                                               Group, a publicly held company; President Pro
                                                                                    Tem of the Board of Regents for the State of
                                                                                    Iowa University System; Director, Gazette
                                                                                    Companies; Life Trustee of Coe College and the
                                                                                    Iowa College Foundation; formerly, Director,
                                                                                    Alliant Energy; formerly, Director, Federal
                                                                                    Reserve Bank of Chicago; formerly, President
                                                                                    and Chief Operating Officer, SCI Financial
                                                                                    Group, Inc., a regional financial services
                                                                                    firm.

o   WILLIAM C. HUNTER                                                               Dean, Tippie College of Business, University
    3/6/48                                                                          of Iowa (since 2006); Director (since 2004) of
    333 W. Wacker Drive         Board Member        2004               199          Xerox Corporation; Director (since 2005), Beta
    Chicago, IL 60606                                                               Gamma Sigma International Honor Society;
                                                                                    formerly, Dean and Distinguished Professor of
                                                                                    Finance, School of Business at the University
                                                                                    of Connecticut (2003-2006); previously, Senior
                                                                                    Vice President and Director of Research at the
                                                                                    Federal Reserve Bank of Chicago (1995-2003);
                                                                                    Director, SS&C Technologies, Inc. (May
                                                                                    2005-October 2005); formerly, Director
                                                                                    (1997-2007), Credit Research Center at
                                                                                    Georgetown University.

o   DAVID J. KUNDERT                                                                Director, Northwestern Mutual Wealth
    10/28/42                                                                        Management Company; retired (since 2004) as
    333 W. Wacker Drive         Board Member        2005               199          Chairman, JPMorgan Fleming Asset Management,
    Chicago, IL 60606                                                               President and CEO, Banc One Investment
                                                                                    Advisors Corporation, and President, One Group
                                                                                    Mutual Funds; prior thereto, Executive Vice
                                                                                    President, Banc One Corporation and Chairman
                                                                                    and CEO, Banc One Investment Management Group;
                                                                                    Member, Board of Regents, Luther College;
                                                                                    member of the Wisconsin Bar Association;
                                                                                    member of Board of Directors, Friends of
                                                                                    Boerner Botanical Gardens; member of Board of
                                                                                    Directors and member of Investment Committee,
                                                                                    Greater Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER                                                            Chairman of Miller-Valentine Partners Ltd., a
    9/24/44                                                                         real estate investment company; formerly,
    333 W. Wacker Drive        Board Member         1997           199              Senior Partner and Chief Operating Officer
    Chicago, IL 60606                                                               (retired, 2004) of Miller-Valentine Group;
                                                                                    member, University of Dayton Business School
                                                                                    Advisory Council; member, Dayton Philharmonic
                                                                                    Orchestra Association; formerly, member,
                                                                                    Business Advisory Council, Cleveland Federal
                                                                                    Reserve Bank; formerly, Director, Dayton
                                                                                    Development Coalition.

102   Nuveen Investments

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER            PRINCIPAL
                                                    YEAR FIRST    OF PORTFOLIOS     OCCUPATION(S)
    NAME,                                           ELECTED OR    IN FUND COMPLEX   INCLUDING OTHER
    BIRTHDATE                   POSITION(S) HELD    APPOINTED     OVERSEEN BY       DIRECTORSHIPS
    & ADDRESS                   WITH THE FUNDS      AND TERM(1)   BOARD MEMBER      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o   JUDITH M. STOCKDALE                                                             Executive Director, Gaylord and Dorothy
    12/29/47                                                                        Donnelley Foundation (since 1994); prior
    333 W. Wacker Drive         Board Member        1997               199          thereto, Executive Director, Great Lakes
    Chicago, IL 60606                                                               Protection Fund (from 1990 to 1994).

o   CAROLE E. STONE                                                                 Director, Chicago Board Options Exchange
    6/28/47                                                                         (since 2006); Director, C2 Options Exchange,
    333 W. Wacker Drive         Board Member        2007               199          Incorporated (since 2009); Commissioner, New
    Chicago, IL 60606                                                               York State Commission on Public Authority
                                                                                    Reform (since 2005); formerly, Chair, New York
                                                                                    Racing Association Oversight Board
                                                                                    (2005-2007).

o   TERENCE J. TOTH                                                                 Director, Legal & General Investment
    9/29/59                                                                         Management America, Inc. (since 2008);
    333 W. Wacker Drive         Board Member        2008               199          Managing Partner, Promus Capital (since 2008);
    Chicago, IL 60606                                                               formerly, CEO and President, Northern Trust
                                                                                    Global Investments (2004-2007); Executive Vice
                                                                                    President, Quantitative Management &
                                                                                    Securities Lending (2000-2004); prior thereto,
                                                                                    various positions with Northern Trust Company
                                                                                    (since 1994); member: Goodman Theatre Board
                                                                                    (since 2004), Chicago Fellowship Boards (since
                                                                                    2005), University of Illinois Leadership
                                                                                    Council Board (since 2007) and Catalyst
                                                                                    Schools of Chicago Board (since 2008);
                                                                                    formerly, member: Northern Trust Mutual Funds
                                                                                    Board (2005-2007), Northern Trust Global
                                                                                    Investments Board (2004-2007), Northern Trust
                                                                                    Japan Board (2004-2007), Northern Trust
                                                                                    Securities Inc. Board (2003-2007) and Northern
                                                                                    Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o   JOHN P. AMBOIAN(2)                                                              Chief Executive Officer (since July 2007),
    6/14/61                                                                         Director (since 1999) and Chairman (since
    333 W. Wacker Drive         Board Member        2008               199          2007) of Nuveen Investments, Inc.; Chief
    Chicago, IL 60606                                                               Executive Officer (since 2007) of Nuveen Asset
                                                                                    Management, Nuveen Investments Advisors, Inc.;
                                                                                    President (since 2005) of Nuveen Commodities
                                                                                    Asset Management, LLC.

                                                        Nuveen Investments   103

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GIFFORD R. ZIMMERMAN                                                            Managing Director (since 2002), Assistant
    9/9/56                      Chief                                               Secretary and Associate General Counsel of
    333 W. Wacker Drive         Administrative      1988               199          Nuveen Investments, LLC; Managing Director,
    Chicago, IL 60606           Officer                                             Associate General Counsel and Assistant
                                                                                    Secretary, of Nuveen Asset Management (since
                                                                                    2002) and of Symphony Asset Management LLC,
                                                                                    (since 2003); Vice President and Assistant
                                                                                    Secretary of NWQ Investment Management
                                                                                    Company, LLC. (since 2002), Nuveen Investments
                                                                                    Advisers Inc. (since 2002), Tradewinds Global
                                                                                    Investors, LLC, and Santa Barbara Asset
                                                                                    Management, LLC (since 2006), Nuveen HydePark
                                                                                    Group LLC and Nuveen Investment Solutions,
                                                                                    Inc. (since 2007); Managing Director (since
                                                                                    2004) and Assistant Secretary (since 1994) of
                                                                                    Nuveen Investments, Inc.; Managing Director
                                                                                    (since 2005) of Nuveen Commodities Asset
                                                                                    Management, LLC; Chartered Financial Analyst.

o   WILLIAM ADAMS IV                                                                Executive Vice President of Nuveen
    6/9/55                                                                          Investments, Inc.; Executive Vice President,
    333 W. Wacker Drive         Vice President      2007               124          U.S. Structured Products of Nuveen
    Chicago, IL 60606                                                               Investments, LLC, (since 1999),; Executive
                                                                                    Vice President (since 2005) of Nuveen
                                                                                    Commodities Asset Management, LLC.

o   CEDRIC H. ANTOSIEWICZ                                                           Managing Director, (since 2004), previously,
    1/11/62                                                                         Vice President (1993-2004) of Nuveen
    333 W. Wacker Drive         Vice President      2007               124          Investments, LLC.
    Chicago, IL 60606

o   NIZIDA ARRIAGA                                                                  Senior Vice President of Nuveen Investments,
    6/1/68                                                                          LLC (since 2010); formerly, Vice President
    333 W. Wacker Drive         Vice President      2009               199          (2007-2010); previously, Portfolio Manager,
    Chicago, IL 60606                                                               Allstate Investments, LLC (1996-2006);
                                                                                    Chartered Financial Analyst.

o   MICHAEL T. ATKINSON                                                             Vice President (since 2002) of Nuveen
    2/3/66                      Vice President                                      Investments, LLC.; Vice President of Nuveen
    333 W. Wacker Drive         and Assistant       2000               199          Asset Management (since 2005).
    Chicago, IL 60606           Secretary

o   MARGO L. COOK                                                                   Executive Vice President (since Oct 2008) of
    4/11/64                                                                         Nuveen Investments, Inc.; previously, Head of
    333 W. Wacker Drive         Vice President      2009               199          Institutional Asset Management (2007-2008) of
    Chicago, IL 60606                                                               Bear Stearns Asset Management; Head of
                                                                                    Institutional Asset Mgt (1986-2007) of Bank of
                                                                                    NY Mellon; Chartered Financial Analyst.

o   LORNA C. FERGUSON                                                               Managing Director (since 2004) of Nuveen
    10/24/45                                                                        Investments, LLC and Managing Director (since
    333 W. Wacker Drive         Vice President      1998               199          2005) of Nuveen Asset Management.
    Chicago, IL 60606

o   STEPHEN D. FOY                                                                  Vice President (since 1993) and Funds
    5/31/54                     Vice President                                      Controller (since 1998) of Nuveen Investments,
    333 W. Wacker Drive         and Controller      1998               199          LLC; Vice President (since 2005) of Nuveen
    Chicago, IL 60606                                                               Asset Management; Certified Public Accountant.

o   SCOTT S. GRACE                                                                  Managing Director, Corporate Finance &
    8/20/70                     Vice President                                      Development, Treasurer (since September 2009)
    333 W. Wacker Drive         and Treasurer       2009               199          of Nuveen Investments, LLC; Managing Director
    Chicago, IL 60606                                                               and Treasurer of Nuveen Asset Management
                                                                                    (since 2009); formerly, Treasurer (2006-2009),
                                                                                    Senior Vice President (2008-2009), previously,
                                                                                    Vice President (2006-2008) of Janus Capital
                                                                                    Group, Inc.; formerly. Senior Associate in
                                                                                    Morgan Stanley's Global Financial Services
                                                                                    Group (2000-2003); Chartered Accountant
                                                                                    Designation.

104   Nuveen Investments

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   WILLIAM T. HUFFMAN                                                              Chief Operating Officer, Municipal Fixed
    5/7/69                                                                          Income (since 2008) of Nuveen Asset
    333 W. Wacker Drive         Vice President      2009               135          Management; previously, Chairman, President
    Chicago, IL 60606                                                               and Chief Executive Officer (2002 - 2007) of
                                                                                    Northern Trust Global Advisors, Inc. and Chief
                                                                                    Executive Officer (2007) of Northern Trust
                                                                                    Global Investments Limited; Certified Public
                                                                                    Accountant.

o   WALTER M. KELLY                                                                 Senior Vice President (since 2008), Vice
    2/24/70                     Chief Compliance                                    President (2006-2008) formerly, Assistant Vice
    333 W. Wacker Drive         Officer and         2003               199          President and Assistant General Counsel
    Chicago, IL 60606           Vice President                                      (2003-2006) of Nuveen Investments, LLC; Senior
                                                                                    Vice President (since 2008), formerly, Vice
                                                                                    President (2006-2008) and Assistant Secretary
                                                                                    (since 2008) of Nuveen Asset Management.

o   DAVID J. LAMB                                                                   Senior Vice President (since 2009), formerly,
    3/22/63                                                                         Vice President (2000-2009) of Nuveen
    333 W. Wacker Drive         Vice President      2000               199          Investments, LLC; Vice President (since 2005)
    Chicago, IL 60606                                                               of Nuveen Asset Management; Certified Public
                                                                                    Accountant.

o   TINA M. LAZAR                                                                   Senior Vice President (since 2009), formerly,
    8/27/61                                                                         Vice President of Nuveen Investments, LLC
    333 W. Wacker Drive         Vice President      2002               199          (1999-2009); Vice President of Nuveen Asset
    Chicago, IL 60606                                                               Management (since 2005).

o   LARRY W. MARTIN                                                                 Senior Vice President (since 2010), Assistant
    7/27/51                     Vice President                                      Secretary and Assistant General Counsel of
    333 W. Wacker Drive         and Assistant       1988               199          Nuveen Investments, LLC; Vice President (since
    Chicago, IL 60606           Secretary                                           2005) and Assistant Secretary of Nuveen
                                                                                    Investments, Inc.; Vice President (since 2005)
                                                                                    and Assistant Secretary (since 1997) of Nuveen
                                                                                    Asset Management; Vice President and Assistant
                                                                                    Secretary of Nuveen Investments Advisers Inc.
                                                                                    (since 2002); NWQ Investment Management
                                                                                    Company, LLC (since 2002), Symphony Asset
                                                                                    Management LLC (since 2003), Tradewinds Global
                                                                                    Investors, LLC, Santa Barbara Asset Management
                                                                                    LLC (since 2006) and of Nuveen HydePark Group,
                                                                                    LLC and Nuveen Investment Solutions, Inc.
                                                                                    (since 2007).

o   KEVIN J. MCCARTHY                                                               Managing Director (since 2008), formerly, Vice
    3/26/66                     Vice President                                      President (2007-2008), Nuveen Investments,
    333 W. Wacker Drive         and Secretary       2007               199          LLC; Managing Director (since 2008), formerly,
    Chicago, IL 60606                                                               Vice President, and Assistant Secretary,
                                                                                    Nuveen Asset Management, and Nuveen
                                                                                    Investments Holdings, Inc.; Vice President
                                                                                    (since 2007) and Assistant Secretary, Nuveen
                                                                                    Investment Advisers Inc., Nuveen Investment
                                                                                    Institutional Services Group LLC, NWQ
                                                                                    Investment Management Company, LLC, Tradewinds
                                                                                    Global Investors LLC, NWQ Holdings, LLC,
                                                                                    Symphony Asset Management LLC, Santa Barbara
                                                                                    Asset Management LLC, Nuveen HydePark Group,
                                                                                    LLC and Nuveen Investment Solutions, Inc.
                                                                                    (since 2007); prior thereto, Partner, Bell,
                                                                                    Boyd & Lloyd LLP (1997- 2007).

o   JOHN V. MILLER                                                                  Chief Investment Officer and Managing Director
    4/10/67                                                                         (since 2007), formerly, Vice President
    333 W. Wacker Drive         Vice President      2007               135          (2002-2007) of Nuveen Asset Management and
    Chicago, IL 60606                                                               Managing Director (since 2007), formerly Vice
                                                                                    President (2002-2007) Nuveen Investments, LLC;
                                                                                    Chartered Financial Analyst.

                                                        Nuveen Investments   105

----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER
                                                                  OF PORTFOLIOS
    NAME,                                           YEAR FIRST    IN FUND COMPLEX   PRINCIPAL
    BIRTHDATE                   POSITION(S) HELD    ELECTED OR    OVERSEEN          OCCUPATION(S)
    AND ADDRESS                 WITH THE FUNDS      APPOINTED(3)  BY OFFICER        DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o   GREGORY MINO                                                                    Senior Vice President (since 2010) of Nuveen
    1/4/71                                                                          Investments, LLC, formerly Vice President
    333 W. Wacker Drive         Vice President      2009               199          (2008-2010); previously, Director (2004- 2007)
    Chicago, IL 60606                                                               and Executive Director (2007-2008) of UBS
                                                                                    Global Asset Management; previously, Vice
                                                                                    President (2000-2003) and Director (2003-2004)
                                                                                    of Merrill Lynch Investment Managers;
                                                                                    Chartered Financial Analyst.

o   CHRISTOPHER M. ROHRBACHER                                                       Vice President, Nuveen Investments, LLC (since
    8/1/71                      Vice President                                      2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive         and Assistant       2008               199          Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606           Secretary                                           thereto, Associate, Skadden, Arps, Slate
                                                                                    Meagher & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                                  Vice President, Nuveen Investments, LLC (since
    7/3/62                      Vice President                                      2007); prior thereto, Partner, Deloitte &
    333 W. Wacker Drive         and Assistant       2007               199          Touche USA LLP (2005-2007), formerly, senior
    Chicago, IL 60606           Secretary                                           tax manager (2002-2005); Certified Public
                                                                                    Accountant.

o   MARK L. WINGET                                                                  Vice President, Nuveen Investments, LLC (since
    12/21/68                    Vice President                                      2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive         and Assistant       2008               199          Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606           Secretary                                           thereto, Counsel, Vedder Price P.C.
                                                                                    (1997-2007).

(1) For California Premium Income (NCU), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX), California Dividend Advantage 3
      (NZH), Insured California Dividend Advantage (NKL), and Insured California Tax-Free Advantage (NKX), Board Members serve three year terms, except for two board members who are elected annually by the holders of Preferred shares. The Board of Trustees for NCU, NAC, NVX, NZH, NKL, and NKX is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

106   Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 ACT"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "INDEPENDENT BOARD MEMBERS"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "MAY MEETING"), the Boards of Trustees or Directors (as the case may be) (each a "BOARD" and each Trustee or Director, a "BOARD MEMBER") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "ADVISORY AGREEMENT") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "APRIL MEETING"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("WINSLOW CAPITAL"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided

                                                          Nuveen Investments 107
by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPS") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers

108 Nuveen Investments
informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "PERFORMANCE PEER GROUP") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and

                                                          Nuveen Investments 109
the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.    FEES, EXPENSES AND PROFITABILITY

      1.    FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "PEER UNIVERSE") and in certain cases, to a more focused subset of funds in the Peer Universe (the "PEER GROUP").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

110 Nuveen Investments

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of

                                                          Nuveen Investments 111
      assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

112 Nuveen Investments

While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

                                                          Nuveen Investments 113

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

114 Nuveen Investments

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

                                                          Nuveen Investments 115
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

116 Nuveen Investments

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

                                                          Nuveen Investments 117

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

118 Nuveen Investments

Notes

                                                          Nuveen Investments 119

Notes

120 Nuveen Investments

Other Useful Information

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                COMMON SHARES   PREFERRED SHARES
      FUND        REPURCHASED           REDEEMED

      NPC              11,500                 --
      NCL              11,700                 --
      NCU              27,400                260
      NAC                  --                 --
      NVX              32,400                649
      NZH                  --              3,383
      NKL              13,700                 --
      NKX                  --                 --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF DIRECTORS/TRUSTEES

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN

State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

                                                          Nuveen Investments 121

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $145 billion of assets on December 31, 2009.

FIND OUT HOW WE CAN HELP YOU.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     EAN-B-0210D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Nuveen Insured California Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                             AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED               TO FUND (1)               BILLED TO FUND (2)            BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                 $ 18,316                        $ 0                           $ 0                     $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     0%                         0%                            0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2009 (5)             $ 18,156                        $ 0                           $ 0                     $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     0%                         0%                            0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)  Fund changed fiscal year from August to February starting in 2009.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                                          $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2009 (1)                                      $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1)  Fund changed fiscal year from August to February starting in 2009.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                    TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                       BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2010                           $ 850                        $ 0                           $ 0                     $ 850
February 28, 2009 (1)                       $ 850                        $ 0                           $ 0                     $ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

(1)  Fund changed fiscal year from August to February starting in 2009.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME               FUND
Scott R. Romans    Nuveen Insured California Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED             ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Scott R. Romans    Registered Investment Company       29         $5.448 billion
                   Other Pooled Investment Vehicles    0          $0
                   Other Accounts                      6          $1.6 million

* Assets are as of February 28, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of February 28, 2010, the S&P/Investortools Municipal Bond index was comprised of 54,637 securities with an aggregate current market value of $1,176 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                                 EQUITY SECURITIES
                                                                                   DOLLAR        BENEFICIALLY OWNED
                                                                                   RANGE OF      IN THE REMAINDER OF
                                                                                   EQUITY        NUVEEN FUNDS
                                                                                   SECURITIES    MANAGED BY NAM'S
                                                                                   BENEFICIALLY  MUNICIPAL
NAME OF PORTFOLIO                                                                  OWNED IN      INVESTMENT
MANAGER              FUND                                                          FUND          TEAM
-------------------------------------------------------------------------------------------------------------------
Scott R. Romans      Nuveen Insured California Dividend Advantage Municipal Fund   $0            $0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004, Portfolio Manager since 2003, and was, formerly, Assistant Vice President (2003-2004) and Senior Analyst (2000-2003). Currently, he manages investments for 30 Nuveen-sponsored investment companies. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
MARCH 1-31, 2009           13,700                $11.04           13,700                  1,497,300

APRIL 1-30, 2009                0                                      0                  1,497,300

MAY 1-31, 2009                  0                                      0                  1,497,300

JUNE 1-30, 2009                 0                                      0                  1,497,300

JULY 1-31, 2009                 0                                      0                  1,497,300

AUGUST 1-31, 2009               0                                      0                  1,497,300

SEPTEMBER 1-30, 2009            0                                      0                  1,497,300

OCTOBER 1-31, 2009              0                                      0                  1,525,000

NOVEMBER 1-30, 2009             0                                      0                  1,525,000

DECEMBER 1-31, 2009             0                                      0                  1,525,000

JANUARY 1-31, 2010              0                                      0                  1,525,000

FEBRUARY 1-28, 2010             0                                      0                  1,525,000

TOTAL                      13,700

* The registrant's repurchase program, which authorized the repurchase of 1,530,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 1,525,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured California Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: May 6, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: May 6, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: May 6, 2010
    -------------------------------------------------------------------